The latest report from your
Fund's management team

ANNUAL REPORT

Declaration Trust

Equity                V.A. Core Equity Fund
                      V.A. 500 Index Fund
                      V.A. Large Cap Growth Fund
                      V.A. Mid Cap Growth Fund
                      V.A. Relative Value Fund
                      (formerly V.A. Large Cap Value Fund)
                      V.A. Small Cap Growth Fund
                      V.A. Sovereign Investors Fund
------------------------------------------------------
International         V.A. International Fund
------------------------------------------------------
Sector                V.A. Financial Industries Fund
                      V.A. Regional Bank Fund
                      V.A. Technology Fund
------------------------------------------------------
Income                V.A. Bond Fund
                      V.A. High Yield Bond Fund
                      V.A. Money Market Fund
                      V.A. Strategic Income Fund

DECEMBER 31, 2000


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents

                                                                      Page

1) CEO Corner                                                            3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio managers or portfolio management teams through the end of the period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

Equity

V.A. Core Equity Fund                                                    4
V.A. 500 Index Fund                                                      7
V.A. Large Cap Growth Fund                                              10
V.A. Mid Cap Growth Fund                                                13
V.A. Relative Value Fund                                                16
V.A. Small Cap Growth Fund                                              19
V.A. Sovereign Investors Fund                                           22

International

V.A. International Fund                                                 25

Sector

V.A. Financial Industries Fund                                          28
V.A. Regional Bank Fund                                                 31
V.A. Technology Fund                                                    34

Income

V.A. Bond Fund                                                          37
V.A. High Yield Bond Fund                                               40
V.A. Money Market Fund                                                  43
V.A. Strategic Income Fund                                              45

3) Financial Statements                                                 48

4) Notes to Financial Statements                                       121


TRUSTEES

Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
* Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
V.A. Bond Fund
V.A. Core Equity Fund
V.A. Financial Industries Fund
V.A. High Yield Bond Fund
V.A. Large Cap Growth Fund
V.A. Mid Cap Growth Fund
V.A. Regional Bank Fund
V.A. Relative Value Fund
V.A. Small Cap Growth Fund
V.A. Sovereign Investors Fund
V.A. Strategic Income Fund
V.A. Technology Fund

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
V.A. 500 Index Fund
V.A. International Fund
V.A. Money Market Fund

TRANSFER AGENT

John Hancock Annuity Servicing Office
529 Main Street (X-4)
Charlestown, Massachusetts 02129

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISERS

American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11530
V.A. Technology Fund

Nicholas-Applegate Capital Management LP
600 West Broadway
San Diego, California 92101
V.A. International Fund

Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109
V.A. Core Equity Fund

ISSUER

John Hancock  Life Insurance Company
John Hancock Variable Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not Licensed in New York

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR SHAREHOLDERS:

After providing investors with positive returns since 1991, and double-digit returns since 1995, the stock market brought investors down to earth in 2000. High-priced technology stocks plunged from their record highs, and rising interest rates produced a slowing economy by year end. The tech-heavy NASDAQ Composite Index ended the year losing 39.29%, while the Standard & Poor's 500 Index fell 9.10%.

If nothing else, the year 2000 served as a reminder for investors to set more realistic expectations, especially given how unusual the string of strong returns was between 1995 and 1999. It also highlighted the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions.

We begin 2001 with a new U.S. president, new possibilities and lingering uncertainties. Questions remain about how successful the Federal Reserve will be in achieving the sought-after "soft landing" for the economy. As this story unfolds, the impact of a slower-growing economy on corporate profits will emerge. Even though the Fed remains a key driver of the market's direction, we are also watching Washington, D.C. as President George W. Bush takes control and attempts to enact tax cuts.

Market moves aside, this is a time of year when many investors' thoughts often turn to more taxing matters. As part of your tax-planning strategy, we encourage you to work with your investment professional to consider the various options for minimizing and deferring tax payments -- in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. These concrete steps, coupled with a rededication to the tenets of long-term investing, are good ways to get the new year off to the right start.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN CHIEF EXECUTIVE OFFICER



BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. Core Equity Fund

Slowing economy, dimming earnings prospects sink stocks

The year 2000 was marked by unprecedented volatility, as the markets fell sharply in the spring, rallied over the summer and plunged again during the final four months of the year. The Federal Reserve Board, which had already hiked interest rates three times in 1999, added three more increases in the first half of 2000, including a 0.50% increase in May. With share prices in technology, telecommunications and biotechnology stocks reflecting unrealistically optimistic expectations, the Fed's actions were enough to puncture the speculative bubble and bring the popular market averages lower. The tech-heavy NASDAQ Composite Index was particularly vulnerable, shedding a whopping 39.29% in 2000.

"On a relative
 basis, we
 were helped
 by our
 holdings in
 health
 care..."

At the time of the Fed's final increase on May 16, there was scant evidence of decelerating growth in corporate earnings or the overall economy. Accordingly, the markets rallied during the summer, buoyed by investors' belief that interest rates were stabilizing and their hope that higher rates would cool the economy without doing significant damage to earnings.

[Table at bottom left-hand column entitled "Top Five Stock
Holdings." The first listing is General Electric 4.6%, the second is Citigroup 4.4%, the third Pfizer 3.6%, the fourth
Merck 3.2% and the fifth ExxonMobil 3.0%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

That hope was shattered in the fall. Prominent companies in a broad variety of sectors issued warnings that fourth-quarter profits would be substantially lower than previously expected. At the same time, data on industrial production, retail sales, employment and consumer confidence all gave evidence of a slowing economy. As a result, sellers took control and the markets plummeted. Defensive sectors like health care, consumer nondurables and financial services managed to buck the trend, as did energy, but growth stocks in most sectors had an extremely difficult year in 2000.

Performance summary

The Fund continued to implement its strategy of buying undervalued stocks of companies with improving fundamentals. In sectors such as technology, however, it was more a question of identifying the companies that appeared to suffer the least deterioration in fundamentals. The Fund had a losing year but finished ahead of the S&P 500 Index, primarily due to favorable stock selection. For the 12 months ended December 31, 2000, John Hancock V.A. Core Equity Fund had a return of -7.11% at net asset value. In comparison, the S&P 500 returned -9.10%, including reinvested dividends. However, the Fund trailed the 1.15% return of the average variable annuity growth and income fund, according to Lipper, Inc. Many funds in the Lipper average have a heavier emphasis on value-oriented investments, which were the place to be, especially during the second half of the period. Longer-term performance information can be found on page six.

Health care, financials help returns

On a relative basis, we were helped by our holdings in health care, a sector we steadily increased throughout the year. Compared with companies in other sectors, health-care firms, especially pharmaceutical companies, had generally superior earnings growth prospects. One of the best performers, Warner-Lambert, rose sharply as a result of being the target of a bidding war between Pfizer and American Home Products (Pfizer ultimately won). Merck, Pharmacia, Bristol-Myers Squibb and Schering-Plough were other drug stocks that made meaningful contributions to performance.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 2% with -10% at the bottom and 2% at the top. The first bar represents the -7.11% total return for John Hancock V.A. Core Equity Fund. The second bar represents the 1.15% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Core Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Financial stocks were another area of strength, helped by the growing consensus that a weakening economy would bring lower interest rates. Both stock selection and a marginal overweighting aided performance relative to our benchmark. One of our top performers, Fannie Mae, also benefited when Congress lost interest in an initiative that would have removed the competitive advantages Fannie Mae enjoys because of its status as a quasi-government organization. Another holding in the sector meriting mention is Citigroup, which continued to post consistently good earnings growth through its favorable mix of banking, brokerage and insurance businesses.

Technology and telecommunications hit the skids

Leading the list of negative contributors were many names that made positive contributions a year ago. Microsoft was hurt earlier in the year by the Justice Department's antitrust lawsuit, then by slowing demand for personal computers. We reduced the position to below market weight in the first half of the period, but the stock still hurt performance substantially. Lucent Technologies was a different story. We liked the stock for the first half of the year, but it subsequently became apparent to us that the company was slipping behind competitors in some key technological areas. Consequently, we sold the entire position in the fourth quarter. Long-distance provider WorldCom reflected the intense competition for telephone services of all kinds, as did Sprint and AT&T, two other lackluster performers. Despite the carnage, we maintained roughly a market weighting in technology. The Fund stresses diversification and attempts to keep its risk profile similar to that of the S&P 500 Index.

"...we would
 not be
 surprised to
 see a
 series of
 interest-rate
 reductions."

Looking ahead

Amid considerable pessimism about stocks, the Fed surprised investors by cutting interest rates on January 3, just after the period ended. It appears that the primary challenge facing investors over the short term will be balancing the positive effects of lower rates with the negative ramifications of slower earnings growth. Through its actions, the Fed has served notice that it intends to be aggressive about addressing the current slowdown, so we would not be surprised to see a series of interest-rate reductions. Furthermore, history has shown that the stock market responds well to multiple rate cuts by the Fed. We will consider these and many other factors as we continue our search for undervalued stocks of companies with improving fundamentals.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                     ONE    INCEPTION
                                                    YEAR    (8/29/96)
                                              ----------   ----------
Cumulative Total Returns                          (7.11%)      98.43%
Average Annual Total Returns(1)                   (7.11%)      17.11%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 16.69%. The expense limitation did not impact the one-year performance.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Core Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $22,043 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Core Equity Fund on August 29, 1996 and is equal to $19,844 as of December 31, 2000.



BY ROGER HAMILTON, CFA, PORTFOLIO MANAGER

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. 500 Index Fund. Caption below reads "Roger Hamilton."]

John Hancock
V.A. 500 Index Fund

Tech stock sell-off causes S&P 500 Index to post weak performance

During 2000, the Standard & Poor's 500 Index posted one of its largest losses in more than a decade, declining 9.10% for the year. But the Index's losses seem worse than they really were. While technology and telecommunications stocks -- two of the most influential groups within the Index -- suffered painful declines during the year, more than 249 out of 444 stocks that were in the Index at the start of 2000 actually posted gains for the year. Among the year's bright spots were groups like drugs, electric utilities, energy, insurance, food and thrifts. Possibly the most notable trend in 2000 was the shift away from high-growth tech and telecommunications companies into more defensive, value-oriented stocks. After bidding up their prices in 1998, 1999 and the first quarter of 2000, investors suddenly and dramatically soured on both tech and telecom as they became increasingly concerned that the business fundamentals of most of these companies didn't justify their sky-high valuations. That's not to say that tech and telecom stocks were the year's only disappointments. Retailers, automotive companies and basic-material producers also posted losses as concerns about a slowing economy weighed heavily on these groups.

"...the biggest
 story of
 2000 was the
 reversal of
 fortune of
 tech and
 telecommuni-
 cations
 stocks."

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is General Electric 4.1%, the second is ExxonMobil 2.5%, the third Pfizer 2.4%, the fourth Cisco Systems 2.2% and the fifth Citigroup 2.1%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Fund performance

John Hancock V.A. 500 Index Fund had a total return of -9.28% at net asset value. By comparison, the average variable annuity S&P 500 Index objective fund had a total return of -9.32%, according to Lipper, Inc. Historical performance information can be found on page nine.

In managing the Fund, our goal is to have our holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to minimize transaction costs. When we get additional money into the Fund that cannot immediately be deployed into Index components, we buy S&P 500 Index futures, which allow us to participate in the Index's performance without incurring the higher transaction costs of buying stocks.

Incidentally, 2000 was one of those years when there were many changes in the composition of the Index. As a result of a variety of factors, including mergers and acquisitions, financial failures or others, more than 56 new companies were added to the Index during the year.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with -10% at the bottom and 0% at the top. The first bar represents the -9.28% total return for John Hancock V.A. 500 Index Fund. The second bar represents the -9.10% total return for S&P 500 Index. The third bar represents the -9.32% total return for Average variable annuity S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"Given the
 slowing
 economy,
 we could
 see more
 disappointing
 earnings
 results."

Leaders and laggards

Undoubtedly, the biggest story of 2000 was the reversal of fortune of tech and telecommunications stocks. After posting eye-popping gains in 1999 and the first quarter of 2000, the tech stock mania stalled. From Internet-related companies to software makers to hardware manufacturers, investors increasingly sold tech stocks as evidence mounted that the slowing economy was eating away at profits. Losses suffered by Internet access providers Yahoo! and AOL took a big toll on the Index's performance on a capitalization weighted basis, losing more than 85% and 54%, respectively, for the year. Lucent Technologies posted a loss of nearly 81%. Shares of the beleaguered e-tailer Amazon.com slid almost 80% as investors worried that holiday sales would weaken. WorldCom and AT&T both suffered losses in excess of 65% in the wake of falling long-distance prices. Dell Computer and Intel lost 65% and 27%, respectively, due to slower-than-expected demand for personal computers. Microsoft tumbled more than 62% on worries about the antitrust suit against the company, coupled with weaker demand for its software.

But outside the tech and telecommunications sectors, nowhere was the S&P 500 Index's health more evident than in the financial and drug sectors. Finance company Washington Mutual and insurance giant American International Group posted gains of 105% and 36% in response to expectations that falling interest rates in 2001 would boost their financial results. Likewise, Fannie Mae got a lift from the prospect of falling rates, and posted a gain of more than 38%. Citigroup, up 22%, was also boosted by the prospect of lower interest rates. Within the drug sector, Pfizer and Merck each rose about 40% on investors' growing desire for defensive stocks and on expectations that the demand for established drugs will remain steady. Higher oil prices lifted energy stocks, particularly Enron, which rose more than 87% during the year. Rounding out the Index's top 10 biggest contributors for 2000 were two consumer products companies nearly left for dead in 1999. Philip Morris surged more than 91% and PepsiCo gained roughly 40%.

Outlook

The first half of 2001 could continue to be a difficult period for the stock market. Given the slowing economy, we could see more disappointing earnings results. But after the Fed's surprise move to cut rates just days after the year ended, and with the prospect of more rate cuts in the offing, we are hopeful that it could provide the impetus for better stock-market performance in the second half of the year. No matter what the direction of the market, our goal will be to closely track the performance of the S&P 500 Index, and our performance will be dictated by the Index. The past year has served as a useful reminder that S&P 500 Index funds are susceptible to market downturns, and, as a result, the Fund's share price will rise and fall in response to gains or losses posted by the underlying stocks in the Index.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                                SINCE
                                                     ONE    INCEPTION
                                                    YEAR    (8/29/96)
                                              ----------   ----------
Cumulative Total Returns                          (9.28%)     103.25%
Average Annual Total Returns(1)                   (9.28%)      17.75%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) and the management fee to 0.l0% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (9.86%) and 17.20%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $22,043 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. 500 Index Fund on August 29, 1996 and is equal to $20,326 as of December 31, 2000.



BY WILLIAM L. BRAMAN AND ROBERT UEK FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
V.A. Large Cap Growth Fund

Tough going for Fund and stock market in 2000

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Large Cap Growth Fund. Caption below reads "Will Braman."]

The bears were out in full force during the past 12 months, particularly in the technology arena. Volatility began early on and continued in prolonged bouts as the period progressed. Speculation about the economy's direction and the sustainability of corporate profits dominated investors' concerns. By year's end, all the major stock indexes were down considerably, as was John Hancock V.A. Large Cap Growth Fund.

"...all the
 major stock
 indexes were
 down..."

Fund performance

For the 12 months ended December 31, 2000, the Fund produced a total return of -31.30% at net asset value. By comparison, the Fund's benchmark index, the Russell Top 200 Growth Index, returned -24.53%, the tech-heavy NASDAQ Composite Index returned -39.29% and the broader market, as measured by the Standard & Poor's 500 Index, returned -9.10%. In the same period, the average variable annuity growth fund returned -9.22%, according to Lipper, Inc. Historical performance information can be found on page 12. The Fund's performance lagged its peers primarily because of our heavy stake in technology, particularly the more aggressive companies, which we maintained throughout much of the year. As the earnings of many technology companies decelerated, their stock prices came back down to earth.

[Table at bottom left-hand column entitled "Top Five Stock
Holdings." The first listing is Pfizer 5.3%, the second is General Electric 4.7%, the third Cisco Systems 4.1%, the fourth Oracle Systems 3.6% and the fifth Tyco International
3.6%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Technology struggles

For a long time, we have been espousing the dynamic long-term growth prospects of many technology stocks and, indeed, the sector itself. We firmly believe technology companies will continue to drive not only the United States' economy but the world's as well, thereby providing investors with considerable long-term growth potential. The strength of the technology stock sector in recent years is certainly a testament to this belief. However, with each interest rate increase by the Federal Reserve Board this past spring -- and then with each new economic report suggesting a slowdown -- investors began to question the ability of companies, particularly technology firms, to continue meeting the very high earnings expectations of the past few years. Consequently, it grew increasingly difficult for many investors to justify the high stock prices in exchange for the potential payback. When a company posted disappointing earnings -- as many did -- the stock price was pummeled. As the stock prices in the tech and biotech sec tors dropped, fears arose about the possible price declines of other richly valued stocks. Investors harvested whatever profits they could and ran for cover in the United States Treasury market.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with -35% at the bottom and 0% at the top. The first bar represents the -31.30% total return for John Hancock V.A. Large Cap Growth Fund. The second bar represents the -9.22% total return for Average variable annuity growth fund. A note below the chart reads "The total return for John Hancock V.A. Large Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Tech holdings reduced

Throughout the period, a large amount of the Fund's net assets remained in the technology sector, with the weighting peaking in September at around 60% of net assets. By period's end, however, the stake was reduced to 43%. While the sector's downturn had a hand in bringing that figure down, we also eliminated many holdings from the Fund. Our reasons had more to do with the possibility of further stock price volatility than with any concerns we had about the business fundamentals or long-term growth prospects of many of the companies we sold.

In trimming the Fund's weighting, we targeted many names relating to personal computer hardware. Issues we sold included IBM, Microsoft, Gateway, Dell and Hewlett Packard. We also eliminated positions in commodity semiconductors and semiconductor equipment by selling Intel, Texas Instruments, Applied Materials and Micron. Other high-priced stocks that demonstrated an increased risk of price declines were sold as well. In the biotechnology sector, we moved out of Immunex and Amgen. We held on to, and even purchased, some stocks in the computer networking and communications sub sectors as stock prices became increasingly attractive. We bought such issues as Juniper Networks, CIENA, JDS Uniphase and Nortel Networks.

Health care, finance increased

As the period progressed, we added to the Fund's weighting in health-care and financial stocks. In health care, it was the pharmaceuticals we sought. This past year, investors prized the earnings predictability of large drug companies. These steady growers are also defensive in nature, as they are relatively insulated from economic changes. We increased the size of our stakes in Pfizer, Pharmacia and Johnson & Johnson and initiated a new position in Merck. As technology stock prices dropped, drug stocks soared.

"...we are
 mindful that
 plenty of
 volatility may
 well lie
 ahead."

Our financial focus has been fairly broad-based, though we emphasized insurance names slightly. In addition to the relatively attractive stock prices, the business cycle and pricing environment among property casualty and insurance companies has been improving. We also thought it prudent for the Fund to have exposure to the mortgage-lending and consumer-lending sub sectors. The stocks that caught our attention include AFLAC, American General, Wells Fargo, Fannie Mae, MBNA, Citigroup and State Street Corp.

Outlook

Shortly after the close of the period, the Fed cut the fed funds rate by one-half a percent. As encouraged as we are by the Fed's recent actions, we are mindful that plenty of volatility may well lie ahead. In our opinion, investors will need quite a bit more convincing before returning to growth stocks. First-quarter earnings reports will be somewhat of a guidepost. The good news is that tech stock prices are now more attractive than they have been in years. While the stock prices of many companies have been taken down by 60% to 70%, many are still growing their earnings by anywhere from 30% to 50%. With that in mind, we are now inclined to selectively increase the Fund's technology exposure and position for what we believe will be an eventual rebound.


A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                        (31.30%)      10.87%
Average Annual Total Returns(1)                 (31.30%)       2.41%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 1.72%. The expense limitation did not impact the one-year performance.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell Top 200 Growth Index -- an unmanaged index which measures the performance of the Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Large Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Top 200 Growth Index and is equal to $22,269 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Large Cap Growth Fund on August 29, 1996 and is equal to $11,087 as of December 31, 2000.



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Mid Cap Growth Fund. Caption below reads "Barbara Friedman."]

John Hancock
V.A. Mid Cap Growth Fund

Mid caps sink along with market

Mid-cap growth stocks held up well in the volatile first half of 2000, but eventually faltered amid a sharp slowdown in economic growth. Early in the year, mid-cap stocks, with their strong earnings and more reasonable valuations, remained in favor. In March, however, investors abandoned technology stocks, concerned that they had reached unsustainably high prices in light of rising interest rates and a potential deceleration in the economy. Growth stocks of all sizes suffered, while safer haven sectors like finance, health care, energy and utilities took off. By the fourth quarter, there was evidence of much slower economic growth. Weaker consumer and corporate spending hurt sales in many sectors. Stock prices fell, with the Russell Midcap Growth Index returning -11.75% for 2000.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is Waters Corp. 2.3%, the second is Millennium Pharmaceuticals 1.9%, the third Aeroflex 1.8%, the fourth AFLAC, Inc. 1.8% and the fifth McLeodUSA 1.8%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Strategy and performance review

In this difficult environment, John Hancock V.A. Mid Cap Growth Fund maintained its long-term focus on mid-size companies with strong earnings growth prospects and market capitalizations in the range of the Russell Midcap Growth Index. The Fund's above-average stake in both technology and telecommunications stocks, along with weak performance among radio stocks, resulted in a -11.73% return at net asset value for the year ended December 31, 2000. By comparison, the average variable annuity mid-cap fund, which includes funds that invest in both mid-cap growth and value stocks, returned 5.21%, according to Lipper, Inc. Historical performance information appears on page 15.

"We lightened
 up on
 technology
 over the
 summer, but
 kept a market
 weighting..."

Telecom and radio disappointments

The Fund maintained a high stake in competitive local exchange carriers (CLECs) such as Global Crossing, McLeodUSA, XO Communi cations (formerly NEXTLINK) and Allegiance Telecom. Concerns that some CLECs would be unable to obtain funding to build out their systems hurt the entire sector, sending stock prices down 50% or more for the year. We held on to CLECs that were fully funded through 2001 and, in many cases, beyond. In addition, most of our companies ended the year in better shape fundamentally than a year earlier, having added new customers and access lines faster than anticipated. Radio stocks also declined significantly last year, as investors anticipated a huge slowdown in advertising spending in 2001. We sold smaller, specialized names like Radio One last summer. But during the fall, we added shares of leading broadcasters like Clear Channel Com munications and His panic Broadcasting, believing that inves tors had overreacted to what should be a less precipitous drop in ad spending.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with -15% at the bottom and 10% at the top. The first bar represents the -11.73% total return for John Hancock V.A. Mid Cap Growth Fund. The second bar represents the 5.21% total return for Average variable annuity mid-cap fund. A note below the chart reads "The total return for John Hancock V.A. Mid Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity mid-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...we have
 distributed
 the Fund's
 assets across
 a wider array
 of sectors..."

Technology bright spots

We lightened up on technology over the summer, but kept a market weighting because we expect technology spending to continue to outpace the growth rate of the overall economy. We focused on stocks in the fast-growing areas of data storage and fiber optics. Companies like Brocade Communications Systems, which provides switches for storage systems, benefited as the Internet explosion increased data storage demands. Many top performers for the year were fiber-optics-related businesses, including Corning, a leading fiber supplier, which we sold mid-year; E-Tek Dynamics, an equipment manufacturer, which was bought out; and Applied Micro Circuits, which sells integrated circuits. Comverse Technology also did quite well as demand grew for the profitable, value-added services (like voice mail) that it provides to telephone companies. Unfortunately, we had our share of technology disappointments, including Lexmark International, which makes printers. As PC demand failed to pick up this fall, the stock got hammered, causing us to sell.

Strength in finance and health care

We used the proceeds from our technology sales to add to our finance and health-care investments. Finance stocks climbed largely in anticipation of declining interest rates. Concord EFS, a company that specializes in electronic transaction processing for credit cards, also soared as demand for its services increased. USA Education (formerly Sallie Mae), which makes student loans, benefited from a favorable competitive environment and a recent acquisition. Other strong performers included Ambac Financial Group, a municipal bond insurer that is expanding internationally, and Golden West Financial, a California savings and loan with a sizable mortgage business. In the health-care area, Waters Corp. and Applera Corp.--Applied Biosystems Group posted strong gains as demand increased for the analytical equipment they supply to biotech companies. We added health-care service names like Community Health Systems, a well-managed chain of rural hospitals that took off after going public this summer. Allergan, a drug company that specializes in eye diseases, also boosted performance as investors looked for safer-haven investments.

Outlook for 2001

As we start 2001, we believe the environment will be one of uncertainty, continued volatility and more modest gains. We expect more companies to announce earnings disappointments related to the rapid deceleration in economic growth. But economic growth, though low, should remain positive, as business in many sectors remains strong. Inflation should also remain under control. The fact that the Federal Reserve acted quickly after year end to cut interest rates bodes well for the economy -- and for the market. Going forward, we expect a variety of sectors to participate in any market upturn, although there will also be more distinct winners and losers within each sector. For this reason, we have distributed the Fund's assets across a wider array of sectors with a focus on the strongest mid-cap stocks in each sector -- names that should be among the first to rebound in an economic recovery.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (1/7/98)
                                             ----------   ----------
Cumulative Total Returns                        (11.73%)      52.13%
Average Annual Total Returns(1)                 (11.73%)      15.12%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (11.83%) and 13.55%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Mid Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Midcap Growth Index and is equal to $15,737 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Mid Cap Growth Fund on January 7, 1998 and is equal to $15,213 as of December 31, 2000. The third line represents the Standard & Poor's 500 Index and is equal to $14,148 as of December 31, 2000.



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND R. SCOTT MAYO, CFA, PORTFOLIO MANAGER

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Relative Value Fund. Caption below reads "Timothy
Quinlisk."]

John Hancock
V.A. Relative Value Fund

Stock market declines as economic growth slows

The past year was a difficult one for stock investors. Early on, technology and telecommunications stocks -- the leading growth sectors -- reached what seemed to be unsustainable prices, while investors ignored value sectors like finance and utilities. This situation began to reverse in March, when signs of slower economic growth raised concerns about whether the high-fliers would be able to meet earnings expectations. Investors bolted out of technology in search of safer havens, boosting finance, energy, health-care and utilities stocks. Throughout the summer and into the fall, value stocks continued to lead. The market remained volatile and took a sharp downturn in the fourth quarter amid increasing signs that the economy might be headed for a hard landing. As consumer and corporate spending slowed, the Standard & Poor's 500 Index tumbled, returning -9.10% in 2000.

"We're
 especially
 interested in
 companies
 where there
 is a catalyst
 ...that can
 unlock the
 stock's
 intrinsic
 value."

Fund stays the course

A weak stock market gives us more opportunities to buy great businesses that have the ability to grow and create value over a long period at a time when their stocks are selling at bargain prices. We're especially interested in companies where there is a catalyst -- such as a restructuring, new management or new product -- that can unlock the stock's intrinsic value. For the year ended December 31, 2000, John Hancock V.A. Relative Value Fund stayed ahead of the market, returning -4.80% at net asset value. However, the Fund's above-average investment in beaten-down technology stocks caused us to lag the average variable annuity growth and income fund, which returned 1.15%, according to Lipper, Inc. For historical performance information, please see page 18.

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Parametric Technology Corp. 5.3%, the second is AT&T-Liberty Media Group 5.1%, the third Hughes Electronics 5.0%, the fourth Tyco International 4.9% and the fifth Sprint Corp. 4.4%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Technology nosedives

The Fund's largest stake was in the technology sector, where nearly all stocks -- strong and weak alike -- posted significant declines. Our biggest disappointments included Lucent Technologies, which failed to meet investors' expectations regarding a new product launch; Conexant Systems, which experienced weakening demand from personal computer manufacturers that buy its semiconductors; and Computer Associates International, which saw demand soften as mainframe software customers waited for IBM's newest mainframe product to come out. We held on because we believe these stocks will be among the first to benefit once corporations step up spending again. In a related area, Hughes Electronics, a direct television operator, also saw its stock price sink as subscriber growth weakened.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with -5% at the bottom and 5% at the top. The first bar represents the -4.80% total return for John Hancock V.A. Relative Value Fund. The second bar represents the 1.15% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Relative Value Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Finance and capital goods deliver

Fortunately, our sizable investments in finance and capital goods helped buoy the Fund. In the finance area, we focused on names with strong earnings growth, including Ace, Ltd. and XL Capital, Ltd., property and casualty insurers that benefited as investors anticipated improved pricing. Ambac Financial Group, a municipal bond insurer, also did well, thanks to new market opportunities abroad and growing demand. In the capital goods sector, many of our investments profited from strong demand, including PerkinElmer, a company that supplies health-care testing equipment; Millipore, which provides filtration products for the pharmaceutical, biotechnology, and semiconductor markets; Corning, the leading provider of fiber for fiber-optic networks; and Amphenol, an electronics company that makes connectors for the aerospace, cable and wireless industries. As these stocks reached full valuations, we took profits.

Diverse operations gain

Our investments in multi-industry companies like Tyco International and Honeywell International also bolstered performance. Tyco, a company with a diverse mix of businesses and strong execution, spun off some assets in the second half of the year, which helped unlock the stock's value. Honeywell, whose management was under tremendous pressure to better integrate its Allied-Signal acquisition, benefited when General Electric announced it was buying the company late in the year. ACNielsen, which provides market research to retailers, and Etec Systems, a semiconductor equipment provider, also were strong performers, thanks to buyouts during the period. Finally, local telephone providers CenturyTel and Verizon Communications did well as investors began to focus on the value of their core local telephone businesses.

"We are
 positioning
 the Fund for
 a recovery,
 but think
 it will be
 different from
 the past."

Volatility yields opportunity

As we head into 2001, the economic slowdown most likely means more companies will miss earnings expectations, causing increased market volatility. Fortunately, shortly after the new year began, the Federal Reserve began lowering interest rates. Any further rate cuts, along with tax decreases under the new administration, could help re-ignite economic growth. We are positioning the Fund for a recovery, but think it will be different from the past. Typically, the first stocks to benefit are early cyclicals -- retailers, home builders and auto parts stocks, for example, that do well once consumers start spending again. This time, because there is little pent-up consumer demand, we expect more corporate-oriented businesses to be among the first to move. With that in mind, we've begun taking money out of finance and shifting it into beaten-down media, telecom and technology stocks. We've added to our stakes in names like Parametric Technology, a mechanical design maker, and AT&T Corp. -- Liberty Media Group, the largest cable television provider in the United States. We've also made some new purchases including Viacom, the leading media company worldwide, and Sprint, a telephone company with strong local assets as well as long distance and wireless services. We believe our focus on great businesses that are selling at bargain prices will continue to benefit the Fund.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (1/6/98)
                                             ----------   ----------
Cumulative Total Returns                         (4.80%)      81.03%
Average Annual Total Returns(1)                  (4.80%)      22.01%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets.Without the limitation of expenses, the average annual total return since inception would have been 21.92%. The expense limitation did not impact the one-year performance.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Relative Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Relative Value Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Relative Value Fund on January 6, 1998 and is equal to $18,103 as of December 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $14,148 as of December 31, 2000.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ANURAG PANDIT, CFA, PORTFOLIO MANAGER

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Small Cap Growth Fund. Caption below reads "Bernice Behar."]

John Hancock
V.A. Small Cap Growth Fund

Growth stocks fall from favor as technology stumbles in 2000

After a very strong 1999, small-cap growth stocks sank under the weight of falling technology and telecommunications stocks in 2000. Rising interest rates and growing earnings concerns in the face of a slowing economy caused investors to flee these high-priced sectors that had held their undivided attention until mid March. This reversal sent the tech-heavy NASDAQ Composite Index down 39.29% for the year, as investors became more focused on less expensive and more defensive segments of the market like health care, financial and energy stocks. Value stocks replaced growth stocks as the place to be. The result was a huge gap in performance between two of the major indexes that track small-cap stocks, with the Russell 2000 Value Index gaining 22.83% and the Russell 2000 Growth Index losing 22.43% for the year ended December 31, 2000.

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Newfield Exploration 1.5%, the second is Corporate Executive Board 1.5%, the third Bindley Western Industries 1.4%, the fourth AmeriSource Health Corp. 1.4% and the fifth LifePoint Hospitals 1.3%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Fund performance

John Hancock V.A. Small Cap Growth Fund performed in line with its benchmark Russell 2000 Growth Index, posting a total return of -22.33% at net asset value for the year ended December 31, 2000. That compared with the 0.24% return of the average variable annuity small-cap fund, according to Lipper, Inc. Our relative underperformance stems from the fact that this Lipper group includes funds that were able to invest in more value-oriented stocks. Furthermore, while we were underweight in technology versus our benchmark index, we remained overweighted versus the peer group. We also suspect that some of our peers held on to more of the stocks that recently graduated from small-cap to mid-cap status on their strong performance, since mid-cap companies produced some of the best relative earnings growth. In contrast, we typically sell companies once they grow too big for our small-cap focus.

"...we built
 our weighting
 across a
 number of
 health-care
 industries..."

Individual tech standouts

Despite the tech and telecom group's difficult run this year, good individual stock picking provided us with some standouts, including Internet software company Interwoven and telecommunications equipment companies Virata and Powerwave. While these helped us to outperform the index in the technology category, the group's results were still negative and held us back, especially in the Internet area. Some big detractors were Mediaplex and Broadbase Software, both of which help companies develop their Web sites and target their advertising; they were hurt as the Internet advertising model started to come into question. At appropriate times we sold some of these stocks.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with -25% at the bottom and 5% at the top. The first bar represents the -22.33% total return for John Hancock V.A. Small Cap Growth Fund. The second bar represents the 0.24% total return for Average variable annuity small-cap fund. A note below the chart reads "The total return for John Hancock V.A. Small Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"Even with
 a slowing
 economy, we
 remain confi-
 dent in our
 ability to find
 good small
 companies..."

Going defensive: health care, financials, energy

As questions arose over the year about the strength of user demand across all technology and telecom subsectors, we pared our stakes and put the proceeds into more defensive areas where we felt the relative earnings growth potential appeared more certain for the foreseeable future. These included health care, financials and energy.

A large piece of our health-care stake was in biotechnology companies, where a string of good news -- from the completion of the Human Genome Project, to a flood of new products, increased spending and a favorable capital markets environment -- bodes well for the group. Although biotech stocks have a tendency to be volatile, many of our biotech companies served us well on balance for the year, including CV Therapeutics, COR Therapeutics, NPS Pharmaceuticals and Alkermes. In fact, by the end of the year, we took some profits in our biotech stake not only to lock in gains, but also to position the Fund more defensively and reduce our risk level.

In addition to biotech, we built our weighting across a number of health-care industries, including medical device companies such as Wilson Greatbatch Technologies and distributors such as AmeriSource Health and Bindley Western Industries, which received a takeover proposal from one of the largest health-care distributors. We also upped our stake in rural hospital companies LifePoint Hospitals and Province Healthcare. Their results have improved, and their stock prices too, through a combination of aggressive management of the hospitals they run and positive pricing trends.

We brought our weighting in financial stocks up to our benchmark's level by buying several regional banks with strong growth rates, such as Texas banks Southwest Bancorp and Sterling Bancshares. We also added several specialty property and casualty companies like HCC Insurance and title insurance company Fidelity National, all of which we believe will benefit from a lower interest-rate environment.

With rising oil prices and a pickup in exploration, we added to energy companies like Lone Star Technologies, Pride International and Newfield Exploration. Companies serving the natural gas industry, like Universal Compression, did especially well.

A look ahead

In the short term, we expect small-cap stocks to remain volatile while the economy continues to slow and companies adjust their earnings downward. We're more optimistic about later in the year, however, as small-cap growth stock valuation levels are more attractive now and companies will have a better chance of beating lowered expectations. This is especially true in the wake of the Fed's surprise cut in short-term interest rates just days after the year ended to prevent the economy from stalling. Even with a slowing economy, we remain confident in our ability to find good small companies with accelerating and sustainable earnings growth, dominant positions and strong management. We believe we will be rewarded for holding such companies over the long term.

----------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                        (22.33%)      57.38%
Average Annual Total Returns(1)                 (22.33%)      11.02%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (22.43)% and 10.03%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 2000 Index and is equal to $16,219 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Small Cap Growth Fund on August 29, 1996 and is equal to $15,738 as of December 31, 2000. The third line represents the Russell 2000 Growth Index and is equal to $14,370 as of December 31, 2000.



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, PORTFOLIO MANAGERS

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Sovereign Investors Fund. Caption below reads "John Snyder."]

John Hancock
V.A. Sovereign Investors Fund

A significant shift in the market bolsters the Fund's approach

The stock market experienced a significant shift at the end of the first quarter of 2000. In the first quarter, market averages skyrocketed, bolstered by a very narrow group of technology and telecommunications stocks that many investors believed were immune to the vicissitudes of the economy. Lulled into complacency, many investors ignored the kind of fundamental research that is the foundation of our approach -- looking for growth at a reasonable price. Instead, they looked for growth at any price, choosing to pay extremely high prices for a clique of tech and telecom stocks based only on the speculation that these companies would continue to promise or offer vibrant growth.

"As of July 1,
 2000, the
 Fund has
 been able to
 invest up to
 35% of its
 stocks in
 non-dividend
 performers."

[Table at bottom left-hand column entitled "Top Five Stock
Holdings." The first listing is Citigroup 2.7%, the second is Chevron 2.6%, the third Interpublic Group 2.6%, the fourth
Chase Manhattan 2.5% and the fifth Minnesota Mining &
Manufacturing 2.4%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

All of that changed during the second quarter and as we progressed through the year. The economy softened, the speculative bubble burst, issues of credit quality plagued the financial markets and corporate spending fell sharply. Corporate announcements of earnings shortfalls became more widespread. In response, there was a dramatic selloff in the overvalued technology and telecommunications sectors, and the market began to broaden as investor attitudes changed. No longer cavalier about risk, investors turned toward attractively valued companies with steady growth that are perceived to be havens safe from an economic downturn -- precisely the kinds of stocks that populated the Fund. When all was said and done, the Standard & Poor's 500 Index, a common proxy for stock market performance, suffered a loss in value of 9.10% for the year ended December 31, 2000.

Understanding performance

John Hancock V.A. Sovereign Investors Fund produced better results than the broad market, remaining essentially flat, with a total return of -0.33% at net asset value for the year ended December 31, 2000. By comparison, the average variable annuity equity income fund returned 6.74% for the same period, according to Lipper, Inc. Historical performance information can be found on page 24.

The Fund lagged its competitors because of its lack of technology holdings during the first quarter in a tech-driven market. However, the market shift that started in the second quarter of 2000, combined with the Fund's newly implemented flexibility, helped it begin to outpace its peer group. As more reasonably valued stocks rebounded, so did many of the stocks in the Fund, including consumer staple stocks like PepsiCo and Anheuser-Busch, health-care firms like Baxter International and Abbott Laboratories, and financials like Fannie Mae, Freddie Mac and supplemental insurance company AFLAC. On the other hand, even though we reduced the Fund's retail exposure, we did suffer some losses from our holdings in Target, Home Depot and Lowe's. With consumer spending down, advertising revenues fell off, hurting our investments in Gannett and Interpublic Group. An underweighted position in the solid-performing electric utilities sector also ate into the Fund's performance relative to its peers.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 2% with -2% at the bottom and 8% at the top. The first bar represents the -0.33% total return for John Hancock V.A. Sovereign Investors Fund. The second bar represents the 6.74% total return for Average variable annuity equity income fund. A note below the chart reads "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Enhancing the Fund's investment flexibility

Earlier in the year, the Fund's Board of Trustees approved an amendment that we believe will enhance the Fund's investment flexibility. As shareholders know, since inception the Fund has invested 100% of its stock investments in what we call "dividend performers" -- companies that have increased their dividends for at least ten consecutive years. As of July 1, 2000, the Fund has been able to invest up to 35% of its stocks in non-dividend performers.

The reason for this modification is simple. Historically, companies have been measured largely on their ability to consistently produce and increase dividends. Today, however, many companies have different views on the importance of dividends as a measure of corporate health. In fact, the number of companies that raise their dividends year after year is shrinking. Instead of paying for dividend increases, many companies are using cash flow to reinvest in their businesses through stock buybacks, acquisitions or restructurings. The rising-dividend requirement that has served shareholders so well is still valid. However, as the market has evolved, blind adherence to it would threaten our ability to deliver returns.

We want to stress that this modification will not change the Fund's fundamental objective. However, it will give us the flexibility to keep the stocks we like even if their rising-dividend pattern is interrupted. In addition, we will now have the opportunity to consider a broader universe of attractive companies that fit our fundamental criteria -- strong management, financial soundness, stable earnings and profitability, brand-name recognition and reasonable valuations -- even if they do not meet our ten-year rising dividend test.

"We expect
 continued
 weakening in
 the U.S.
 economy
 during the
 first part of
 2001..."

Outlook 2001

We expect continued weakening in the U.S. economy during the first part of 2001 due in part to reduced capital spending, a softening global economy, weakening offshore demand for U.S. products and lower consumer spending. In fact, the combination of these factors in an environment of very low inflation led the Federal Reserve Board to cut short-term interest rates just days into 2001. Since economic growth slowed so quickly in late 2000, we anticipate that the Fed will continue to be aggressive, looking to once again achieve the maestro touch of successfully engineering another soft landing.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                         (0.33%)      68.23%
Average Annual Total Returns(1)                  (0.33%)      12.73%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual return since inception would have been 12.42%. The expense limitation did not impact the one-year performance.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $22,043 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $16,824 as of December 31, 2000.



John Hancock
V.A. International Fund

Overseas markets stumble in 2000

On December 14, 2000, Nicholas-Applegate Capital Management assumed management responsibility for the Fund under a new subadvisory agreement that shareholders will be asked to formally approve in an upcoming proxy solicitation. Founded in 1984, Nicholas-Applegate is a recognized leader in U.S. equity, global and international equity management and currently manages more that $35 billion for institutional and individual investors.

The discussion below provides a summary of the Fund's performance for the year, followed by commentary from the new managers on their investment style and strategies going forward.

The year 2000 was a difficult one for foreign stock markets as a group, led by a significant downturn in Japan, where economic problems prevailed, its currency fell and its main market index -- the Nikkei -- suffered from a reshuffling that upped the technology weighting. The year began on the same high that closed out 1999, as the "TMT" sectors -- technology, media and telecommunications -- were soaring. But the tide turned in March, when TMT stocks worldwide began a dramatic plunge as fears grew that many of these stocks were far too expensive in the face of a potential slowdown in the global economy and earnings growth. In a major reversal of fortunes, the more cyclical, attractively valued old-economy stocks began to make a comeback.

[Pie chart at bottom left-hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Pacific Rim ex-Japan 8%, Short-Term Investments & Other 28%, Latin America 1%, U.K. & Ireland 11%, Continental Europe 26%, Canada 5% and Japan 21%. A note below the chart reads "As a percentage of net assets on December 31, 2000."]

"Our
 bottom-up
 process
 guided us
 to begin
 cutting the
 Fund's stake
 in Japan..."

A number of factors continued to keep overseas markets volatile -- and their results contained -- through the year's end. These included rising oil prices, rising interest rates -- first in the United States and then in Europe and elsewhere -- a slowdown in the U.S. economy later in the year and the growing downturn in the U.S. stock market. What's more, declines in many of emerging Asia's currencies and the continuing drop in the value of the euro hurt U.S.-based investors. Overall, overseas markets, as measured by the Fund's benchmark, the MSCI All Country World Free Ex-U.S. Index, lost ground, returning -16.34% for the year ended December 31, 2000.

Fund performance

For the year ended December 31, 2000, John Hancock V.A. International Fund posted a total return of -25.17% at net asset value, compared with the -14.72% return of the average variable annuity international fund, according to Lipper, Inc. Historical performance information can be found on page 27.

The Fund's relative underperformance came mainly from its timing in the volatile TMT sectors. Although overweight versus the MSCI index, the Fund had a lighter weighting than its peers when the tech group skyrocketed early in the year. After boosting the TMT stake, the Fund was hit by having an overweighted position -- particularly in Japan and Europe -- as the stocks came back down to earth in the tumultuous months of March and April. Some of the Fund's biggest detractors came from the tech and telecom sectors, including Japanese companies Sony, Hikari Tsushin and NTT DoCoMo Communications. The Fund was also hurt by its large stake in European telecom giant Vodafone, which was pounded after its announced plan to acquire Mannesman, although Mannesman's stock rose on the news and was one of the Fund's best performers. Nortel Networks and British Telecom were two telecom companies that plunged following profit warnings.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with -30% at the bottom and 0% at the top. The first bar represents the -25.17% total return for John Hancock V.A. International Fund. The second bar represents the -14.72% total return for Average variable annuity international fund. A note below the chart reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"Many of the
 uncertainties
 haunting
 the world's
 markets in
 2000 may
 linger in
 2001."

New management: strategies and changes

By Randall Kahn, CFA, and Loretta Morris, for the Portfolio Management Team

On December 14, 2000, Nicholas-Applegate Capital Management assumed management of the Fund. The cornerstone of our investment philosophy rests on identifying investment opportunities that have three core attributes. We look for companies that are poised to benefit from positive change -- such as innovation, new leadership or higher-than-expected earnings; that are in a position to sustain this positive change over time; and that are beginning to be recognized by the market through rising stock prices. When all three criteria are met, we seek to invest in a timely fashion to maximize gains.

We are first and foremost bottom-up stock pickers, focusing on selecting individual stocks with superior earnings potential. But we also have a strict process in place to regularly assess political, economic, monetary and technology factors in each country. This active approach to country allocation guides our decisions on whether to overweight or underweight specific countries in the portfolio.

Upon assuming management of the Fund on December 14, 2000, we began to gradually transition the portfolio to be consistent with our investment approach. We moved to pare the number of holdings in order to maintain larger positions in fewer names and to make the Fund less country and sector neutral. We also further reduced the Fund's exposure to the volatile technology sector. Our bottom-up process guided us to begin cutting the Fund's stake in Japan -- particularly in the construction and banking sectors -- as we foresee little growth in that country in the coming months. The shift out of Japan will continue in the new year. In its place, we have identified more attractive opportunities in the United Kingdom and have begun to shift some assets there. Due to year-end liquidity issues, these moves are being made with deliberate slowness.

A look ahead

Many of the uncertainties haunting the world's markets in 2000 may linger in 2001. Technology stocks may remain under pressure in the coming quarters, as valuations for many technology leaders remain high. In addition, although global central banks seem to be done hiking interest rates, the lagged effects of their tightenings will continue to slow world activity well into 2001, according to International Strategy and Investment. Going forward, we are focusing on companies that are posting strong earnings, and we will take a more defensive stance by investing in the food, pharmaceutical, utilities, financials and energy/oil service sectors.

-----------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                        (25.17%)      28.90%
Average Annual Total Returns(1)                 (25.17%)       6.02%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (27.26%) and 4.40%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets. The index represents securities that are freely traded on a variety of equity exchanges around the world. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $13,601 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. International Fund on August 29, 1996 and is equal to $12,889 as of December 31, 2000.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Financial Industries Fund. Caption below reads "Jim Schmidt."]

John Hancock
V.A. Financial Industries Fund

Financial stocks rebound as rates stabilize and mergers pick up

After struggling in 1999, financial stocks produced some of the market's best results in 2000, as market leadership changed dramatically and high-flying technology stocks fell sharply beginning in March. With growing signs that the economy was slowing from its torrid pace, investors became increasingly concerned that the business fundamentals of many technology and telecommunications companies didn't justify their sky-high valuations. Financial stocks were the beneficiaries of this important market change, as investors sought out more attractively valued companies. This interest-rate sensitive group also benefited from the growing perception that the Federal Reserve was nearing the end of its cycle of raising interest rates. A summer wave of merger activity in the wake of financial reform legislation also lifted the group.

"Some of our
 biggest con-
 tributors to
 performance
 were our
 brokerage and
 asset manager
 stocks."

For the first 10 months of the year, the best performers in the financial group were the asset managers and brokerage houses, while some banks reported earnings disappointments. But as the year progressed and less expensive value stocks became even more desirable as market turmoil grew, the more growth-oriented broker and asset managers gave back some of their gains and banks moved into the lead. With the favorable turn in financial stocks' fortunes this year, the Standard & Poor's Financial Index rose 26.1% for the year ended December 31, 2000, while the broader market, as measured by the Standard & Poor's 500 Index, lost 9.1%.

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Fifth Third Bancorp 4.1%, the second is AFLAC 3.7%, the third Ambac Financial Group 3.7%, the fourth Wells Fargo 3.6% and the fifth American International Group 3.5%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Fund performance and strategy update

John Hancock V.A. Financial Industries Fund benefited fully from the upswing in financial stocks, producing a total return of 27.16% at net asset value for the year ended December 31, 2000. That compared with the 26.56% return of the average open-end financial services fund and the 0.63% return of the average variable annuity sector/miscellaneous fund, according to Lipper, Inc. See page 30 for historical performance information.

The Fund continues to seek capital appreciation by investing in a broad range of U.S. and foreign financial services companies of any size. During the year, shareholders voted to eliminate a restriction that had required the Fund to invest more than 25% of its assets in the banking industry. This change provides the Fund with added flexibility.

Brokers, asset managers strong

Some of our biggest contributors to performance were our brokerage and asset manager stocks. They rode a wave of high-priced takeovers that emerged in the wake of the Gramm-Leach-Bliley Act -- legislation that dropped the barriers preventing banks, brokers and insurers from affiliating. Over the summer, Chase Manhattan bank bought J.P. Morgan, UBS announced plans to buy investment banker PaineWebber and Credit Suisse Group bought Donaldson, Lufkin and Jenrette.

[Bar chart at the top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 0% at the top. The first bar represents the 27.16% total return for John Hancock V.A. Financial Industries Fund. The second bar represents the 26.56% total return for Average open-end financial services fund. The third bar represents the 0.63% total return for Average variable annuity sector/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity sector/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

We also benefited from having shifted away from the regional brokers last year to the wire house brokerage names like Morgan Stanley Dean Witter and Merrill Lynch, which were top performers for the year despite their pullback in the last two months. Although it was our belief that underwriting, trading and merger activity would slow in the next several quarters, we are still positive on the group because the level of investment banking activity is still very good and the underwriting calendar should pick up again once the market firms up. The top contributor to the Fund's performance was Amvescap, an asset manager that increased its stature this year through the success of asset gathering at its AIM and Invesco subsidiaries. The stalwart insurance broker Marsh & McLennan also served us well, partly because of the upturn in the property and casualty insurance business, and also because of its strong mutual fund arm.

Property and casualty makes a comeback

For much of the year, our life insurance companies, including AXA Financial and AFLAC were better performers than the property and casualty insurers, which have struggled for the last five years in a very competitive pricing environment. But in the latter part of the year, the global pricing cycle for property and casualty companies finally began to turn upward, so we started to shift some of our insurance assets back to this group.

Bank selections mostly help

For the most part, we focused on the trust banks like State Street Corp., Bank of New York and Northern Trust Corp. which did well because of their recurring revenue streams from their main advisory and custody businesses. Our regional banks were mixed. Wells Fargo and FleetBoston Financial did well, as they successfully navigated their way through acquisitions. On the other hand, First Tennessee and Marshal & Ilsley were tarnished by earnings disappointments. During the year we upped our stake in several attractively priced regionals, such as Fifth Third Bancorp and Wells Fargo, and that served us well toward the end of the year.

"The prospects
 for financial
 stocks remain
 bright."

A look ahead

The prospects for financial stocks remain bright. With the economy slowing dramatically in the fourth quarter, the Fed moved just days into the new year to cut interest rates in an aggressive signal that it intended to prevent an economic stall. Investors tend to favor financial stocks more in an environment of lower rates and slower, steadier economic growth. It remains to be seen if the Fed will succeed in pulling off another soft landing for the economy, but we believe it's the most likely outcome. What's more, we have only just begun to see the powerful results of the merger trend spawned by financial reform legislation and we expect more consolidation to follow.

------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (4/30/97)
                                             ----------   ----------
Cumulative Total Returns                         27.16%       88.73%
Average Annual Total Returns(1)                  27.16%       18.90%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 18.84%. The expense limitation did not impact the one-year performance.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $18,873 as of December 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $17,339 as of December 31, 2000.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Regional Bank Fund. Caption below reads "Jim Schmidt."]

John Hancock
V.A. Regional Bank Fund

Bank stocks stage a rebound in second half of 2000

Bank stocks did an about-face in 2000 and far surpassed the broader market's results, finally re-gaining investors' attention as interest rates stopped going up and technology stocks tanked. In the first three months of the year, investors only had eyes for technology. But starting in March, with the first hint of cracks in the robust economy, investors saw the light and moved out of the technology and telecommunications sectors, where stock prices had reached the stratosphere. Financial stocks of all stripes were the beneficiaries of this important market shift, as investors sought out more attractively valued companies. This interest-rate sensitive group was also boosted by a growing sense that the Federal Reserve was done raising rates to cool the economy.

Even with their rally, bank stocks had a few setbacks along the way as earnings shortfalls and increases in non-performing loans were announced at some prominent banks. But regional banks and thrifts came on strong in November and December, when continued signs that the economy had rapidly slowed convinced investors that the Fed's next move would be a rate cut to prevent the economy from stalling. Three days after the year ended, the Fed did just that in a surprising and aggressive move, and also signaled more cuts could be coming. With the favorable turn in financial stocks' fortunes this year, the Standard & Poor's Financial Index rose 26.1% for the year ended December 31, 2000, while the broader market, as measured by the Standard & Poor's 500 Index, lost 9.1%.

[Table at bottom left hand column entitled "Top Five Stock Holdings." The first listing is Mid-State Bancshares 3.9%, the second is Valley National Bancorp 3.8%, the third Fifth Third Bancorp 3.7%, the fourth Commerce Bancshares 3.7% and the fifth Independent Bank Corp. 3.4%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

"...we still
 anticipate
 average 2001
 bank earnings
 growth to be
 about 8%
 higher than
 this year's."

Fund performance

For the year ended December 31, 2000, John Hancock V.A. Regional Bank Fund posted a strong return of 17.91% at net asset value, due largely to its second-half rally when it rose 30%. In comparison, the average open-end financial services fund returned 26.56% and the average sector/miscellaneous fund returned 0.63% for the year, according to Lipper, Inc. See page 33 for historical performance information.

While significantly outperforming the broad market, the Fund lagged the Lipper group of financial services funds, many of which invested in the securities brokers, asset managers and larger diversified financial firms, which were the better performers until the last two months of the year. Furthermore, although most of our holdings posted earnings results in line with our expectations, we did experience earnings shortfalls among some of our larger holdings. The problems either stemmed from an increase in non-performing loans -- at such banks as UnionBanCal Corp., Bank of America, Marshal & Ilsley, Bank of the Ozarks and Lamar Capital -- and/or from merger integration issues.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 30% at the top. The first bar represents the 17.91% total return for John Hancock V.A. Regional Bank Fund. The second bar represents the 26.56% total return for Average open-end financial services fund. The third bar represents the 0.63% total return for Average variable annuity sector/miscellaneous fund. A note below the chart reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity sector/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

"Interest rates
 have started
 to come
 down, which
 tends to
 boost
 investors'
 confidence
 in bank
 stocks...."

Focus on asset quality

As we mentioned in our last report, after a lengthy period of an expanding economy and a favorable lending environment, it is no surprise that as the economy slowed this year there was a pickup in the level of non-performing assets. But even with the increase, the level of problem loans still remains low at 0.70% of total assets, according to FDIC statistics. The area experiencing much of the deteriorating credit quality is syndicated loans -- large loans shared among a consortium of banks. While the non-performing loan rate could rise some more, we expect that it should remain at a low level (below 1% of total assets) and that the banking industry is establishing adequate loan loss reserves. On an ongoing basis, our team continues to carefully scrutinize the credit risks and prospects of our banks.

Fundamentals intact; mergers still a trend

Even with an increase in non-performing assets, a slowdown in loan growth and flat net interest margins, we still anticipate average 2001 bank earnings growth to be about 8% higher than this year's. This year, our biggest contributor to the Fund's performance was Texas bank Southwest Bancorp. The largest bank left headquartered in Texas, it gained significant market share and benefited from the state's energy-induced boom. Texas bank Cullen Frost also rode this wave, and we sold it to lock in profits during the year.

Although bank merger activity slowed in 2000, the consolidation trend remains solidly in place. More recently there was a resurgence of activity, with FleetBoston Financial's announced purchase of Summit Bank, and Firstar's acquisition of U.S. Bancorp. Both of these transactions were priced at more realistic levels, thus boosting the chances of success. We could see more consolidation as banks, struggling to increase revenues, use mergers as a means of improving profits through gained operating efficiencies.

A look ahead

We are encouraged by the recent turn of events for bank stocks. Even though further asset- quality announcements could roil the group, there are several factors working in our favor. Interest rates have started to come down, which tends to boost investors' confidence in bank stocks, and prospects for further merger activity are good. While it's still not clear that the Fed has achieved the sought-after soft landing, we believe the potential for this not-too-fast, not-too-slow outcome for the economy remains quite real, as the Fed has made clear -- with its interest-rate cut days after the year's end -- that it is intent on preventing an economic meltdown. Finally, even though the stocks have outperformed the market by a wide margin lately, their valuations remain reasonable, which means there's more room for them to advance.

------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (5/1/98)
                                             ----------   ----------
Cumulative Total Returns                         17.91%        4.96%
Average Annual Total Returns(1)                  17.91%        1.83%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 1.80%. The expense limitation did not impact the one-year performance.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Regional Bank
Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's
500 Index and is equal to $12,291 as of December 31, 2000.
The second line represents the value of the hypothetical
$10,000 investment made in the John Hancock V.A. Regional
Bank Fund on May 1, 1998 and is equal to $10,496 as of December 31, 2000.



BY BARRY GORDON, MARC H. KLEE, CFA, AND ALAN LOEWENSTEIN, CFA,
PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
V.A. Technology Fund. Caption below reads "Technology Fund management team members (l-r): Barry Gordon, Marc Klee and
Alan Loewenstein."]

John Hancock
V.A. Technology Fund

Tech stocks stumble in 2000 following eye-popping gains in 1999

"Even some
 of the
 technology
 sector's
 first-half
 stalwarts
 gave way in
 the final
 months..."

After skyrocketing throughout 1998, 1999 and the first calendar quarter of 2000, technology stocks came plunging back to earth from March through December 2000. In 1998, the technology-laden NASDAQ Composite Index posted an impressive 40% gain, followed by an 86% rise in 1999 and another 24% gain from January 1 through March 10, 2000. But after peaking in mid-March, tech stocks suffered a tumble that would last until the end of the year. The downtrend was prompted by a number of difficulties, including the prospects for a slowing economy brought on by higher interest rates, weaker corporate profitability and investors' growing dislike of Internet-related stocks. Those stocks led the tech selloff, although they were later joined in the fourth quarter by many other technology segments. Once it became clear that consumers were buying fewer personal computers and corporations were cutting spending on technology and telecommunications products from servers to switches to software, the selling accelerated. From the Fund's inception on May 1 through the end of 2000, the NASDAQ Composite Index fell 26%.

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Mercury Interactive 4.0%, the second is BEA Systems 3.1%, the third Solectron Corp. 3.1%, the fourth EMC Corp. 3.1% and the fifth Cisco Systems 2.9%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Fund performance

John Hancock V.A. Technology Fund posted a total return of -26.56% at net asset value from its May 1 inception through December 31, 2000. In the same period, the average open-end science and technology fund returned -36.72% and the average variable annuity sector/miscellaneous fund returned -4.64%, according to Lipper, Inc.

Few places to hide

Semiconductor and related companies, which suffered a major retrenchment in the second half of 2000 in response to slowing demand for computers, were among our hardest hit during the period. In the early stages of the Fund's operations, our view was that the demand for chips -- driven primarily by the strength in the personal computer and telecommunications sectors -- would remain robust. That proved to be the case early on, when chip manufacturers posted strong profit gains and were among our best performers.

Beginning in late summer, however, chip demand contracted in response to worries over slower economic growth. Chip makers such as Micron
Technology, Integrated Device Technology and Cypress Semiconductor Corp. were hit fairly hard. The stocks of companies that make the machines and tools needed to make a chip, including KLA-Tencor and PRI
Automation, also were disappointments.

[Bar chart at the top of left-hand column with heading "Fund
Performance." Under the heading is a note that reads "From inception May 1, 2000 through December 31, 2000." The chart is scaled in increments of 5% with -40% at the bottom and 0% at the top.
The first bar represents the -26.56% total return for John
Hancock V.A. Technology Fund. The second bar represents the
-36.72% total return for Average open-end science and technology fund. The third bar represents the -4.64% total return for Average variable annuity sector/miscellaneous fund. A note below the chart reads "The total return for John
Hancock V.A. Technology Fund is at net asset value with all distributions reinvested. The average open-end science and technology fund and variable annuity sector/miscellaneous fund are tracked by Lipper, Inc. See the following page for historical performance information."]

Even some of the technology sector's first-half stalwarts gave way in the final months of 2000 to concerns about weakening demand for computers and related products. After exiting the summer months in reasonably good shape, PC makers including Dell Computer and Gateway Inc., network company Cisco Systems and on-line company America Online all had succumbed to the market's worries by year end.

Bright spots emerge

Despite the gloom and doom, a few of our holdings posted significant gains during the period. The stock of BEA Systems rose more than 45%. The company is a leader in an industry known as application services, a provider of a middle layer of software that companies use to develop Web-based programs that work with many types of hardware and software. We also saw strong gains from our holdings in fiber-optical networking company CIENA Corp. It was buoyed by rapidly expanding demand for long-haul, high-speed bandwidth. Also strong were the stocks of Web performance management program maker Mercury Interactive and software maker i2 Technologies.

Another plus for performance was our decision to hold onto any new money that came into the Fund in the final months of the year. While we did make some new investments as we saw compelling values, we sidelined some cash to wait for a time when we think that most of the pain is behind us. That's why our cash position stood at an unusually high 30% of assets at year end.

"...tech stocks
 are priced
 much more
 attractively."

Outlook

We're optimistic about tech stocks' prospects in the year 2001. Although the initial impact of a slowing economy on tech stocks was overwhelmingly negative, we believe its ultimate effect will be positive. History suggests that during periods of slow, but positive, economic growth, tech stocks fare well because investors look to them for better-than-average earnings growth. We are also encouraged by the Federal Reserve's intent to cut interest rates. Just after the period ended, the Fed surprised most market observers by cutting interest rates one-half of a percentage point on January 3, 2001. We think that further interest-rate cuts are in store and that they will stimulate economic growth. Looking at 1995, the technology sector was the third-best-performing sector in the market after the Fed had successfully engineered a "soft landing" through a series of interest-rate cuts the previous year. Now that a lot of the excessive valuation that existed in the tech sector in late 1999 and early 2000 has been wrung out, tech stocks are priced much more attractively. Not that lower valuations, per se, are a reason to own tech stocks. But coupled with potential strong earnings gains, they give us plenty of reason for optimism. Also, because many tech companies provide productivity enhancements, we think they are poised to benefit from the need by corporate America to be leaner in a slower economy.

------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                  SINCE
                                              INCEPTION
                                               (5/1/00)
                                             ----------
Cumulative Total Return                         (26.56%)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the total return since inception would have been (27.55%).


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Technology Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $9,162 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Technology Fund on May 1, 2000 and is equal to $7,344 as of December 31, 2000.



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BENJAMIN A.MATTHEWS, PORTFOLIO MANAGER

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Bond Fund. Caption below reads "James Ho."]

John Hancock
V.A. Bond Fund

Fund closes year on strength as interest rates fall and Treasury bonds soar

The broad fixed-income market had a better time of it this year than last, although corporate bonds experienced a fair amount of volatility and uncertainty. John Hancock V.A. Bond Fund's heavy weighting in U.S. government and agency issues was the primary driver of Fund performance, as this fixed-income segment produced the best results. Selectivity and in-depth research proved essential in the corporate area as well, particularly given the turbulence caused by the slowing economy. Overall, it was flexibility in asset allocation that enabled the Fund to post solid gains.

Fund performance

For the year ended December 31, 2000, John Hancock V.A. Bond Fund produced a total return of 11.89% at net asset value. This compares favorably with the 9.79% return of the average variable annuity corporate debt A-rated fund, according to Lipper, Inc. For historical performance information, please turn to page 39.

[Table at bottom left-hand column entitled "Top Five
Sectors." The first listing is U.S. Government 37%, the second is U.S. Agencies 24%, the third Mortgage Banking 6%, the fourth Utilities 6% and the fifth Finance 4%. A note below the table reads "As a percentage of net assets on December
31, 2000."]

Defensive approach defines portfolio composition

Early in the year, we began to build in some more defensive characteristics into the Fund's portfolio and further enhanced that approach as the period progressed. Calendar 2000 was the year in which the Treasury market was king. The run on Treasury securities, particularly longer-term issues, began in February and continued unabated through period's end. The U.S. government's budget surplus prompted the Treasury to propose a buyback of millions of dollars worth of bonds in coming years, jumpstarting a dramatic rally in its long-term bonds. The Federal Reserve Board continued to raise interest rates through mid-May, further strengthening the rally as investors looked past the rate hikes to their intended effect -- a slowdown in the economy. Stock market volatility simply stoked the fire as investors rushed to the relatively safe haven of U.S. government securities.

"We focused
 more on
 industries
 that tend to
 be relatively
 stable and
 insulated
 from an
 economic
 slowdown."

Our strategy in the Treasury arena was at first to cluster assets at both the long-end and short-end of the Treasury yield curve, reflecting our belief that the yield curve would flatten. (The yield curve is a plotting of yields across the maturity spectrum.) By early summer, with the curve having flattened, we not only increased the Fund's exposure to Treasury securities but moved some assets into intermediate-term issues so that by period's end we had a laddered approach in place. We also bolstered the Fund's weighting in mortgage-backed and agency securities. All performed extremely well.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 11.89% total return for John Hancock V.A. Bond Fund. The second bar represents the 9.79% total return for Average variable annuity corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock V.A. Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"While nothing
 is guaranteed,
 the outlook
 for corporate
 bonds
 appears much
 improved."

Upgraded credit quality

Credit quality concerns played a big role in investor sentiment this past year. As the economy showed concrete signs of not only slowing, but perhaps slowing too much, investors became increasingly skittish about the creditworthiness of corporate issuers. This fear, combined with the strength of the Treasury market, caused credit yield spreads to widen dramatically. As you may know, credit spreads represent the difference in yield between bonds of different credit quality. The more credit sensitive an issue was, the greater the downward pressure. Over the period, we focused our attention on higher-quality issues within both the investment-grade and high-yield arenas. One such holding is General Electric Capital Corp. For the most part, we held smaller positions in the longer-maturity securities represented in the Fund, though at times we swapped into the shorter-term debt of corporate issuers that we already owned.

Decreased high-yield exposure

The high-yield sector suffered the most. Any corporate issuer that had even a hint of difficulty in meeting earnings projections witnessed the floor dropping out from under its bond prices. Defaults increased substantially. We trimmed the portfolio's exposure to high-yield debt by selling among other bonds those issued by telecommunication companies. These included Global Crossing, NEXTLINK Communications and Focal Communications.

Troubled names sold early

Thorough research and daily monitoring of securities proved vital to performance as the economy weakened. We were able to move out of several troubled names before the brunt of negative sentiment and price declines were realized. Holdings we sold included Dillard's Inc., Conseco, FINOVA Capital Group and two beaten down California utility companies -- Pacific Gas & Electric and Southern California Edison.

Utilities, defense, healthcare, energy emphasized

We focused more on industries that tend to be relatively stable and insulated from an economic slowdown. These include utility, defense, healthcare, and energy-related issues, such as Verizon, Keyspan, CalEnergy, NRG, Lockheed Martin, Raytheon, Tenet Healthcare, Hospital Corporation of America, Amerada Hess and Apache. We also maintained sizable positions in high-demand media names such as Continental Cablevision.

Outlook

Shortly after the close of 2000, the Fed cut short-term interest rates by one-half a percentage point. Bond prices rose and corporate spreads narrowed. While nothing is guaranteed, the outlook for corporate bonds appears much improved. Investors seem to be now anticipating the possibility of economic strengthening and greater corporate profitability down the road. Though we are encouraged, we will watch the economy closely to determine whether or not too much weakness has already set in. We shall move ahead with cautious optimism and consider opportunities to add selectively to high-yield and cyclical issues. Our duration, or interest rate sensitivity, remains relatively neutral, though we have begun to shorten it slightly, believing that yields in the government sector don't have much room to fall further.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                         11.89%       38.98%
Average Annual Total Returns(1)                  11.89%        7.88%

YIELD

For the period ended December 31, 2000
                                             SEC 30-DAY
                                                  YIELD
                                             ----------
John Hancock V.A. Bond Fund(1)                    5.84%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 11.72% and 6.95%, respectively, and the yield would have been 5.63%.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that mirrors the investment objectives and characteristics of the Fund. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Bond Fund on August 29, 1996 and is equal to $13,897 as of December 31, 2000. The second line represents the Lehman Brothers Corporate Bond Index and is equal to $13,466 as of December 31, 2000.



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND JANET L. CLAY, CFA, FREDERICK L. CAVANAUGH, JR. AND DANIEL S. JANIS, PORTFOLIO MANAGERS

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. High Yield Bond Fund. Caption below reads "Arthur
Calavritinos."]

John Hancock
V.A. High Yield Bond Fund

Slowing economy, liquidity woes hurt high-yield bonds

It was a difficult year for high-yield bonds. The impact of rising interest rates in the first half of 2000 finally began to take hold in the shape of a slowing economy. A growing number of companies began to miss their earnings targets, sending shock waves through the financial markets, especially the technology-heavy NASDAQ Composite Index. The number of defaults among high-yield companies, defined as those rated below investment grade, also rose. Telecommunications companies, whose prices had risen to stratospheric levels, were particularly hard hit. As these companies fell short in their business plans and faced diminished prospects for getting their next round of funding in the equity market, their prices tumbled. Since this sector makes up the largest component of the high-yield market, its downfall was a significant drag on the group. High-yield companies also were hurt by a growing lack of liquidity, or ease of trading, that was caused by the mergers of several investment-banking firms.

"With fuel
 prices
 spiking, we
 increased our
 weighting in
 oil and gas
 and related
 service
 companies."

[Pie chart at bottom left-hand column with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Common Stock 9%, Short-Term Investments & Other 25%, Convertible Bonds 3%, Preferred Stock 3%, Foreign Corporate Bonds 16% and U.S. Corporate Bonds 44%. A note below the chart reads "As a percentage of net assets on December 31, 2000."]

The struggles of these higher-risk bonds stood in marked contrast to U.S. government bonds, which benefited from stabilizing rates, reduced supply, the prospects of a slowing economy and their status as a safe haven in the face of growing stock-market and presidential election uncertainties. By the end of the year, the difference in yield between high-yield bonds and Treasury bonds had widened significantly. High-yield bond yields averaged 14.12%, as measured by the Merrill Lynch High Yield Master II Index, compared with the 5.11% yield of the 10-year Treasury bond.

Fund performance

For the year ended December 31, 2000, John Hancock V.A. High Yield Bond Fund posted a total return of -6.08% at net asset value. By comparison, the average variable annuity high current yield fund returned -7.03%, according to Lipper, Inc. Historical performance information can be found on page 42.

Telecommunications cut

Although telecommunications is the Fund's largest sector concentration, we continue to maintain an underweighting compared to our peers since so many high-yield telecom companies are only several years old and have yet to deliver results. During the year, we became increasingly convinced that the telecom market was reaching a point of too much capacity and not enough demand -- for everything from equipment to services. As a result, we pared our stake from 23% a year ago to 14% at the end of December. We sold Internet Web-hosting companies PSI Net and Exodus Communications and sold the common stock of Viatel, a competitive local exchange carrier (CLEC) in Europe. Although we sold these and other names before their prices fell even more, we still had some disappointments. KMC Telecom Holdings was a prime example of the problems facing many telecom start-ups. A CLEC serving the Southeast, it provides telephone, cable and Internet access to companies in direct competition with the Baby Bells. While it has a good set of assets, it also has a large amount of debt, needs more money to grow, and is being pinched in its ability to access capital to continue executing its business plan.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 5% with -10% at the bottom and 0% at the top. The first bar represents the -6.08% total return for John Hancock V.A. High Yield Bond Fund. The second bar represents the -7.03% total return for Average variable annuity high current yield fund. A note below the chart reads "The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Credit specific issues hurt

Our biggest disappointments came from several company-specific problems, such as Asia Pulp & Paper (APP) which sparked market concerns and lost credibility when it announced that it needed to extend its debt maturities. Cargo operator Fine Air Services filed for bankruptcy protection after failing to execute its business plan because of operational difficulties.

Energy grows

With fuel prices spiking, we increased our weighting in oil and gas and related service companies. We are particularly interested in the natural gas market, since that is where we see the biggest potential for further exploration and development, as well as price gains, given the low supply and growing demand. We added to our stakes in oil drilling company Grey Wolf and Gothic Production, a natural gas exploration and production company that was recently acquired by Chesapeake. Key Energy Services, the major player in the well-servicing business, has performed admirably. We sold our Key Energy stock, but still hold a significant stake in its bonds. We also added a stake in CHC Helicopter, a Canadian company that provides helicopter service to offshore rigs and coastal rescue operations.

"...investors
 are soon
 bound to
 recognize
 the value
 that exists in
 the high-yield
 sector."

Outlook

We remain cautious about the near-term prospects for high-yield bonds. It's likely that we could see more failures in the telecommunications group in 2001. We are also waiting for liquidity to return to the high-yield market, which should eventually happen. But we also see a silver lining. As investors recover from the "irrational exuberance" that gripped high-yield telecommunications bonds as well as stocks, we believe they will reassess the risks and rewards of investing in various asset classes. While this takes time, a return to a more rational mode of investing will inevitably serve us well, especially if the stock market remains dicey. With high-yield bond prices low and their yields at very high levels compared to Treasuries, investors are soon bound to recognize the value that exists in the high-yield sector.

------------------------------------------------------------------------
See the prospectus for the risks of investing in high-yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (1/6/98)
                                             ----------   ----------
Cumulative Total Returns                         (6.08%)      (4.16%)
Average Annual Total Returns(1)                  (6.08%)      (1.41%)

YIELD

For the period ended December 31, 2000
                                             SEC 30-DAY
                                                  YIELD
                                             ----------
John Hancock V.A. High Yield Bond Fund(1)        14.03%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (6.47%) and (1.70%), respectively, and the yield would have been 13.64%.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $9,819 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. High Yield Bond Fund on January 6, 1998 and is equal to $9,591 as of December 31, 2000.



BY DAWN BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

[A 1 1/2" x 3" photo at bottom middle of page of John Hancock
V.A. Money Market Fund. Caption below reads "Dawn Baillie."]

John Hancock
V.A. Money Market Fund

Short-term interest rates rise through May, then stabilize as the economy starts to slow

It was a good year for money-market fund investors, who saw their yields rise and their returns beat those of most stock-fund investors. In the first half of the year, money-market yields rose along with interest rates. This occurred after all signs pointed to a very robust U.S. economy in January, with soaring consumer confidence and a booming stock market sparking concerns of an uptick in inflation. As a result, the Federal Reserve switched to its inflation-fighting mode again, raising the federal funds rate that banks charge each other for overnight loans by one-quarter percentage point in February and again in March in an effort to cool the economy and block inflation. When that didn't deter the economy, or the stock market, the Fed took the unusual step of raising rates by one-half a percentage point in May. Shortly after, the economy began to show signs of slowing, while inflation remained relatively benign. This trend continued through the year's end, so the Fed stayed on the sidelines and the federal funds rate ended the year at 6.50%, up from 5.50% a year earlier. After rising in the first half of the year, money-market yields remained fairly level, since the federal funds rate is a key pricing benchmark for money-market securities.

In the second half of the year, the effects of the slowing economy began to show up in earnest in the form of earnings disappointments -- which sent the stock market reeling -- and slowdowns in manufacturing, housing and consumer spending. So by the end of the year, the Fed actually returned to its neutral stance and investors even began to anticipate rate cuts in 2001.

7-day effective yield

On December 31, 2000, John Hancock V.A. Money Market Fund had a 7-day effective yield of 6.17%. By comparison, the average taxable money-market fund had a 7-day effective yield of 5.91%, according to Lipper, Inc.

"It was a good
 year for
 money-market
 fund
 investors..."

Staying short

For the first nine months of 2000, we kept the Fund's maturity slightly shorter than average, believing that rates were on the rise, as the Fed remained intent on slowing the economy and preventing inflation through a series of rate hikes. This conservative stance meant that our money was not tied up for as long, so we were able to move more quickly into higher-yielding securities as rates rose.

Our thinking changed by the end of September, as we began to see a marked and consistent slowdown in housing, manufacturing and the consumer and producer price indexes. Believing that a slowing economy would keep the Fed on hold, or even cause it to reverse course and lower rates, we extended our maturity in October to be on the average. We stayed that way through year end, mostly to take advantage of the year-end bargains and higher yields that we can generally find as traders clear out their inventory of money-market securities.

[Bar chart at the top of left-hand column with heading "7-Day Effective Yield." Under the heading is a note that reads "As of December 31, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.17% total return for John Hancock V.A. Money Market Fund. The second bar represents the 5.91% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]

"With the
 prospect for
 additional
 rate cuts
 real, we plan
 to extend our
 maturity..."

A look ahead

With the economy slowing down so rapidly, we had anticipated that the Fed would begin lowering rates at its next meeting in late January. In fact, just three days after the Fund's year ended, the Fed took the surprise step of lowering rates by one-half a percentage point in an aggressive effort to avoid a serious economic downturn. In doing so, the Fed cited weaker sales, production, consumer confidence and financial markets, while core inflation remained tame. Even before this move, we had confidence that the Fed would continue to nimbly manage the economy's growth and prevent a recession, and this recent action further bolsters that view. With the prospects for additional rate cuts real, we plan to extend our maturity to slightly longer than average in an effort to lock in higher rates. As always, we will continue to focus not only on providing the Fund with a competitive yield, but also on preserving stability of principal.

------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.



BY FREDERICK CAVANAUGH, MANAGEMENT TEAM LEADER,
AND ARTHUR N. CALAVRITINOS, CFA, JANET L. CLAY, CFA, AND DANIEL S. JANIS, PORTFOLIO MANAGERS

[A 1 1/2" x 3" photo at bottom right side of page of John Hancock
V.A. Strategic Income Fund. Caption below reads "Fred
Cavanaugh."]

John Hancock
V.A. Strategic Income Fund

Treasury securities advance, while high-yield bonds stumble

The past year was a good one for U.S. Treasury securities, which were boosted initially by the government's debt buyback program and later by expanding signs that the U.S. economy was slowing. Despite the Federal Reserve's effort to stave off inflation by raising interest rates through May 2000, Treasury prices rose as the government scaled back the frequency and size of its auctions of new debt and bought back billions of dollars of outstanding debt. Continued debt reduction efforts, coupled with mounting evidence that economic growth had slacked off and inflation was non-existent, added steam to the Treasury market in the second half. By year's end, the market increasingly anticipated that the Fed would stop raising interest rates in recognition of receding inflationary pressures, and perhaps even cut them in the near future. Meanwhile, concern about the outlook for the economy and corporate profits eroded investor confidence in the high-yield sector. That was particularly true among high-yield bonds in the telecommunications sector.

[Table at bottom left-hand column entitled "Top Five
Sectors." The first listing is U.S. Government 49%, the second is Telecommunications 14%, the third Foreign
Governments 10%, the fourth Utilities 3% and the fifth Media
2%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

For the most part, foreign government bond markets remained relatively uninteresting from our standpoint. Western Europe and Asia didn't offer a lot of value, since their bond yields typically were lower than those offered in the United States. One foreign bright spot was Canada, which benefited from relatively low and stable inflation. There also was some good news out of some Latin American countries, which enjoyed improving credit fundamentals thanks to the rise in oil prices.

"The high-yield
 market's
 slump was
 difficult to
 escape..."

Fund performance

For the 12 months ended December 31, 2000, John Hancock V.A. Strategic Income Fund posted a total return of 1.40% at net asset value, compared with the 4.64% return of the average variable annuity general bond fund income fund, according to Lipper Inc. Historical performance information can be found on page 47.

Defensive stance

Given the ongoing difficulties suffered by the high-yield market and our view that more problems may be in store over the near-term, we continually expanded our defensive posture throughout 2000. By year-end, we had reduced our exposure to high-yield bonds to about 23% of net assets, and increasingly gravitated toward more stable, high-quality investments. Our position in cash and other short-term securities rose to 10% by the end of the period, up from 1% at the beginning of the year.

[Bar chart at the top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 1.40% total return for John Hancock V.A. Strategic Income Fund. The second bar represents the 4.64% total return for Average variable annuity general bond fund. A note below the chart reads "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper, Inc. See the following page for historical performance information."]

We also increased our Treasury holdings to 49% at the end of the year, up from 35% at the end of June 2000. We emphasized a combination of short- and long-term holdings, which was a plus for performance. Short-term securities rallied on expectations that the Fed would lower short-term interest rates, while long-term Treasuries turned in strong performance thanks to the government's buyback program and expectations for lower interest rates.

"We expect to
 maintain our
 defensive
 stance for
 the time
 being."

High-yield leaders and laggards

The high-yield market's slump was difficult to escape, although some of our holdings held up much better than the others. Packaging company Kappa Beheer, for example, surprised Wall Street with much better than expected financial results. Natural gas service company Universal Compression was lifted by the rising price of that fuel. Finally, French billboard company Go Outdoors Systems Holding and British newspaper company Regional Independent Media Group each benefited from reasonably strong advertising and economic growth.

On the flip side, many of our biggest disappointments were telecommunications holdings. As we mentioned earlier, this sector stumbled because investors were worried about telecom companies' ability to raise money to continue the build-out of their networks. Within that group, the bond prices of Viatel, Primus Telecommunications Group and Esprit Telecom Group all suffered substantial losses during 2000.

Changes in foreign holdings

Our increase in foreign securities basically was a function of our purchases of Canadian and Venezuelan government bonds. Canadian bonds, which were the best performers among foreign bond markets, offered interest rates competitive with those of U.S. Treasuries and afforded us the opportunity to increase our holdings in a high-quality market characterized by low and stable inflation. Our Venezuelan holdings, which we view as a short-term play, were boosted by the country's improving creditworthiness as oil prices rose.

A look ahead

We expect to maintain our defensive stance for the time being. High-yield bonds offer some very attractive values, including some bonds carrying yields of nearly nine full percentage points more than U.S. Treasuries. But we don't believe investors will rush back into the market. We believe they'll take a "wait and see" attitude about how much the economy will eventually slow and how much the Federal Reserve will cut interest rates, which it began to do January 3 with a one-half percentage point cut. But since no one can pinpoint the exact timing of the next high-yield bond market rally, we'll continue to hold onto some high-yield bonds that we think have good fundamental prospects and can perform better once market sentiment turns more favorable. We are prepared to move even more into lower-quality investments when we think the time is right. Finally, we'll continue to look for attractive yields in foreign markets, although we believe Canada still offers the best value.

-----------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended December 31, 2000
                                                               SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (8/29/96)
                                             ----------   ----------
Cumulative Total Returns                          1.40%       32.63%
Average Annual Total Returns(1)                   1.40%        6.72%

YIELD

For the period ended December 31, 2000
                                             SEC 30-DAY
                                                  YIELD
                                             ----------
John Hancock V.A. Strategic Income Fund(1)        7.94%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25%
    (excluding management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return since inception would have been 6.30%. The expense limitation did not impact the one-year performance.


WHAT HAPPENED TO
A $10,000 INVESTMENT . . .

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index.

Line chart with the heading John Hancock V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $13,760 as of December 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $13,271 as of December 31, 2000.



FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

Statements of Assets and Liabilities
December 31, 2000

-------------------------------------------------------------------------------------------------------------------------------
                                          V.A.         V.A.         V.A.         V.A.         V.A.         V.A.            V.A.
                                   CORE EQUITY    500 INDEX    LARGE CAP      MID CAP     RELATIVE    SMALL CAP       SOVEREIGN
                                          FUND         FUND  GROWTH FUND  GROWTH FUND   VALUE FUND  GROWTH FUND  INVESTORS FUND
                                   -----------  -----------  -----------  -----------  -----------  -----------  --------------
                                                                           C>
Assets:
Investments at value - Note D:
Common stocks
(cost - $36,110,454,
$16,676,006, $12,655,003,
$10,826,748, $43,121,074,
$17,936,487 and
$42,749,147, respectively)         $39,953,798  $23,960,835  $12,262,793  $11,416,600  $37,753,769  $19,721,586   $49,516,774
Bonds and U.S. government
Obligations (cost - none, none,
none, none, $401,957, none,
and $401,813, respectively)                 --           --           --           --       82,500           --       404,188
Joint repurchase agreements
(cost - $730,000, $1,121,000,
$95,000, none, none, $144,000
and $5,365,000, respectively)          730,000    1,121,000       95,000           --           --      144,000     5,365,000
Corporate savings account                  735           --          402           --           --          527             6
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
                                    40,684,533   25,081,835   12,358,195   11,416,600   37,836,269   19,866,113    55,285,968
Cash                                        --       75,533           --           --           --           --            --
Receivable for investments sold        125,803           --           --      235,949    2,452,116       34,008            --
Receivable for shares sold                  --           --           --           --       11,847           --        26,525
Dividends and interest receivable       45,189       21,814        5,625        1,938       17,815        2,324        74,903
Deferred organization
expenses - Note B                        1,413        1,413        1,413           --           --        1,413         1,413
Receivable from John Hancock
Advisers, Inc. and
affiliates - Note C                         --       11,986           --           --           --           --            --
Other Assets                               596          705          293           49          352        1,039           721
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total Assets                        40,857,534   25,193,286   12,365,526   11,654,536   40,318,399   19,904,897    55,389,530
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:
Due to custodian                            --           --           --       79,105      428,258           --            --
Payable for investments
purchased                                   --           --           --       45,139      805,157       43,552            --
Payable for shares
repurchased                            139,651       29,010       43,803       26,804        5,484       56,605        14,480
Payable for futures variation
margin                                      --       18,200           --           --           --           --            --
Payable to John Hancock
Advisers, Inc.
and affiliates - Note C                 25,142           --        8,534        5,938       20,643        6,715        29,736
Accounts payable and
accrued expenses                        20,191       52,053        8,983       15,700       16,245       26,363        17,210
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total Liabilities                      184,984       99,263       61,320      172,686    1,275,787      133,235        61,426
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                     37,693,541   17,418,746   14,462,393   11,596,579   42,471,127   20,227,806    50,814,015
Accumulated net realized gain
(loss) on investments,
financial futures contracts
and foreign currency
transactions                          (864,138)     367,594   (1,765,886)    (704,573)   2,251,057   (2,241,167)   (2,255,666)

Net unrealized appreciation
(depreciation) of investments,
financial futures contracts and
foreign currency transactions        3,843,344    7,302,676     (392,210)     589,852   (5,686,762)   1,785,099     6,770,002
Undistributed net investment
Income (distributions in
excess of net
investment income)                        (197)       5,007          (91)          (8)       7,190          (76)         (253)
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
Net Assets                         $40,672,550  $25,094,023  $12,304,206  $11,481,850  $39,042,612  $19,771,662   $55,328,098
=============================================================================================================================
Net Asset Value Per Share:
(Based on 2,321,942, 1,547,681,
1,197,751, 761,075 3,669,836,
1,372,971, 3,525,673 shares,
respectively, of beneficial
interest outstanding -
unlimited number of
shares authorized
with no par value)                      $17.52       $16.21       $10.27       $15.09       $10.64       $14.40        $15.69
=============================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statements of Assets and Liabilities (continued)
December 31, 2000
--------------------------------------------------------------
                                                          V.A.
                                                 INTERNATIONAL
                                                          FUND
                                             -----------------
Assets:
Investments at value - Note D:
Common stocks (cost - $5,094,561)                   $5,299,410
Short-term investments (cost - $1,022,457)           1,022,457
                                             -----------------
                                                     6,321,867
Cash                                                       624
Foreign currency, at value
(cost - $68,187)                                        66,421
Receivable for investments sold                      1,929,937
Dividends and interest receivable                       11,621
Deferred organization expenses - Note B                  1,413
Receivable from John Hancock Advisers,
Inc. and affiliates - Note C                             8,832
Other assets                                               190
                                             -----------------
Total Assets                                         8,340,905
--------------------------------------------------------------
Liabilities:
Payable for shares repurchased                          31,392
Payable for securities on loan                         933,457
Accounts payable and accrued expenses                   46,417
                                             -----------------
Total Liabilities                                    1,011,266
--------------------------------------------------------------
Net Assets:
Capital paid-in                                      7,723,198
Accumulated net realized loss on
investments and foreign currency
transactions                                          (519,368)
Net unrealized appreciation
(depreciation) of investments and
foreign currency transactions                          202,894
Distributions in excess of net
investment income                                      (77,085)
                                             -----------------
Net Assets                                          $7,329,639
==============================================================
Net Asset Value Per Share:
(Based on 665,848 shares of beneficial
interest outstanding -- unlimited
number of shares authorized with no
par value)                                              $11.01
==============================================================

See notes to financial statements.





Statements of Assets and Liabilities (continued)
December 31, 2000
----------------------------------------------------------------------------------------------------------
                                                          V.A.                  V.A.                  V.A.
                                                     FINANCIAL         REGIONAL BANK            TECHNOLOGY
                                               INDUSTRIES FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value - Note D:
Common stocks (cost - $48,938,306,
$10,935,579 and $14,432,054,
respectively)                                      $67,939,052           $13,050,336           $10,542,962
Short-term investments (cost - none,
none and $1,499,369, respectively)                          --                    --             1,499,369
Joint repurchase agreements (cost -
$3,504,000, $679,000 and $2,747,789,
respectively)                                        3,504,000               679,000             2,747,789
Corporate savings account                                  879                   382                   792
                                             -----------------     -----------------     -----------------
                                                    71,443,931            13,729,718            14,790,912
Receivable for investments sold                             --                36,611                    --
Receivable for shares sold                             608,712                    --               245,636
Dividends and interest receivable                       55,035                26,914                 2,290
Other assets                                             5,891                   296                     1
                                             -----------------     -----------------     -----------------
Total Assets                                        72,113,569            13,793,539            15,038,839
----------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                      684,125                    --               969,180
Payable for shares repurchased                              --                36,656                    --
Payable to John Hancock Advisers, Inc.
and affiliates - Note C                                 46,510                 9,115                 6,564
Accounts payable and accrued expenses                   16,338                14,338                21,051
                                             -----------------     -----------------     -----------------
Total Liabilities                                      746,973                60,109               996,795
----------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                     55,845,481            14,564,298            18,123,471
Accumulated net realized loss on
investments, options and foreign
currency transactions                               (3,482,390)           (2,945,521)             (193,630)
Net unrealized appreciation
(depreciation) of investments and
foreign currency transactions                       19,000,607             2,114,757            (3,889,092)
Undistributed net investment income
(distributions in excess of net
investment income)                                       2,898                  (104)                1,295
                                             -----------------     -----------------     -----------------
Net Assets                                         $71,366,596           $13,733,430           $14,042,044
==========================================================================================================
Net Asset Value Per Share:
(Based on 3,892,145, 1,389,168 and
1,916,254, respectively, of beneficial
interest outstanding -- unlimited
number of shares authorized with no
par value)                                              $18.34                 $9.89                 $7.33
==========================================================================================================

See notes to financial statements.





Statements of Assets and Liabilities (continued)
December 31, 2000
--------------------------------------------------------------------------------------------------------------------------------

                                                          V.A.                  V.A.                  V.A.                  V.A.
                                                          BOND            HIGH YIELD          MONEY MARKET             STRATEGIC
                                                          FUND             BOND FUND                  FUND           INCOME FUND
                                             -----------------     -----------------     -----------------     -----------------
Assets:
Investments at value - Note D:
Common stocks (cost - none, $892,077,
none and $122,883, respectively)                            --              $680,118                    --              $177,413
Preferred stocks and warrants (cost -
$51, $820,929, none and $178,105,
respectively)                                             $475               626,607                    --               104,496
Bonds (cost - $22,605,396, $6,946,112,
none and $31,955,894, respectively)                 23,225,973             4,572,675                    --            29,816,857
Short-term investments (cost - none,
none, 61,612,023 and none,
respectively)                                               --                    --           $61,612,023                    --
Joint repurchase agreements (cost -
$1,606,000, $1,162,000, $6,307,000 and
$3,437,000, respectively)                            1,606,000             1,162,000             6,307,000             3,437,000
Corporate savings account                                  749                   951                    --                   346
                                             -----------------     -----------------     -----------------     -----------------
                                                    24,833,197             7,042,351            67,919,023            33,536,112
Cash                                                        --                    --                   281                    --
Foreign currency, at value (cost -
none, $3,732, none and none,
respectively)                                               --                 3,938                    --                    --
Receivable for shares sold                             215,269                    --             6,046,686               145,909
Receivable for forward foreign currency
exchange contracts purchased - Note B                       --                 2,091                    --                13,525
Dividends and interest receivable                      377,403               228,649                17,948               846,545
Deferred organization expenses --
Note B                                                   1,413                    --                 1,413                 1,413
Other assets                                               234                   129                 3,037                 1,548
                                             -----------------     -----------------     -----------------     -----------------
Total Assets                                        25,427,516             7,277,158            73,988,388            34,545,052
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                      224,459                    --                    --                    --
Payable for shares repurchased                              --                10,068                    --                 1,258
Distributions payable                                       --                    --                33,176                    --
Payable for forward foreign currency
exchange contracts sold - Note B                            --                34,228                    --                40,954
Payable to John Hancock Advisers, Inc.
and affiliates - Note C                                 14,274                 2,986                30,177                17,336
Accounts payable and accrued expenses                   16,066                11,242                 7,703                13,705
                                             -----------------     -----------------     -----------------     -----------------
Total Liabilities                                      254,799                58,524                71,056                73,253
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                     24,922,117            10,257,167            73,917,139            37,817,216
Accumulated net realized loss on
investments, options and foreign
currency transactions                                 (391,881)             (221,273)                   --            (1,029,019)
Net unrealized appreciation
(depreciation) of investments and
foreign currency transactions                          621,001            (2,812,458)                   --            (2,190,200)
Undistributed net investment income
(distributions in excess of net
investment income)                                      21,480                (4,802)                  193              (126,198)
                                             -----------------     -----------------     -----------------     -----------------
Net Assets                                         $25,172,717            $7,218,634           $73,917,332           $34,471,799
================================================================================================================================
Net Asset Value Per Share:
(Based on 2,445,857, 1,080,247,
73,917,332 and 3,841,771 shares,
respectively, of beneficial interest
outstanding -- unlimited number of
shares authorized with no par value)                    $10.29                 $6.68                 $1.00                 $8.97
================================================================================================================================

See notes to financial statements.






Statements of Operations
Year ended December 31, 2000
-------------------------------------------------------------------------------------------------------------------------------

                                          V.A.         V.A.         V.A.         V.A.         V.A.         V.A.            V.A.
                                   CORE EQUITY    500 INDEX    LARGE CAP      MID CAP     RELATIVE    SMALL CAP       SOVEREIGN
                                          FUND         FUND  GROWTH FUND  GROWTH FUND   VALUE FUND  GROWTH FUND  INVESTORS FUND
                                   -----------  -----------  -----------  -----------  -----------  -----------  --------------
                                                                           C>
Investment Income:
Dividends (net of foreign
Withholding tax of $1,892,
$1,761, $438, $104,
$169, none and $1,865,
respectively)                         $492,956     $372,756      $55,135      $16,961     $172,226      $11,016      $745,879
Interest                                73,783       27,843       18,183       59,766      193,222       46,062       282,891
Securities lending income                  831           --          621          510       27,459       33,144            --
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
                                       567,570      400,599       73,939       77,237      392,907       90,222     1,028,770
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
Expenses:
Investment management
fee - Note C                           306,248      116,127      148,433       99,566      257,116      213,759       295,467
Custodian fee                           25,408      147,126       16,780       26,598       21,881       69,760        16,924
Auditing fee                            19,431       15,164       13,432       12,000       18,164       15,000        18,000
Accounting and legal
services fee -Note C                     8,230        6,221        3,705        2,504        8,056        5,347         9,273
Printing                                 4,589        2,048        1,250        4,356        2,174        4,189         1,873
Trustees' fee                            2,693        2,236        1,293          439        2,345        1,275         3,214
Miscellaneous                            2,163       16,092        1,059          607        2,021        1,377         5,669
Organization expense - Note B            2,141        2,141        2,141           --           --        2,141         2,141
Legal fees                                 399          280          169          124          368          230           401
Registration and filing fees                27           27           13           27          127           27            27
Interest Expense                            --           --        2,054           79       26,328        1,736            --
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total Expenses                         371,329      307,462      190,329      146,300      338,580      314,841       352,989
-----------------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C           --      (191,146)          --      (13,517)          --      (29,736)           --
-----------------------------------------------------------------------------------------------------------------------------
Net Expenses                           371,329      116,316      190,329      132,783      338,580      285,105       352,989
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)           196,241      284,283     (116,390)     (55,546)      54,327     (194,883)      675,781
-----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain
(Loss) on Investments,
Financial Futures Contracts and
Foreign Currency Transactions:
Net realized gain
(loss) on investments sold             153,575      571,901   (1,715,484)    (691,193)  13,435,050   (2,221,923)   (1,886,401)
Net realized loss on
financial futures
contracts                                   --      (61,831)          --           --           --           --            --
Net realized loss on
foreign currency
transactions                                --           --           --           --         (919)          --            --
Change in net unrealized
Appreciation (depreciation)
of investments                      (3,702,349)  (3,824,817)  (4,414,002)  (1,246,996) (15,297,492)  (5,140,485)    1,083,527
Change in net unrealized
Appreciation (depreciation)
of financial futures
contracts                                   --        8,691           --           --           --           --            --
Change in net unrealized
Appreciation (depreciation)
of foreign currency
transactions                                --           --           --           --          906           --            --
                                   -----------  -----------  -----------  -----------  -----------  -----------   -----------
Net Realized and Unrealized
Loss on Investments, Financial
Futures Contracts and Foreign
Currency Transactions               (3,548,774)  (3,306,056)  (6,129,486)  (1,938,189)  (1,862,455)  (7,362,408)     (802,874)
-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations          ($3,352,533) ($3,021,773) ($6,245,876)  $1,993,735) ($1,808,128) ($7,557,291)    ($127,093)
-----------------------------------------------------------------------------------------------------------------------------

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.






Statements of Operations (continued)
Year ended December 31, 2000
--------------------------------------------------------------
                                                          V.A.
                                                 INTERNATIONAL
                                                          FUND
                                             -----------------
Investment Income:
Dividends (net of foreign withholding
tax of $15,166)                                        $94,960
Interest                                                21,961
Securities lending income                                4,860
                                             -----------------
                                                       121,781
                                             -----------------
Expenses:
Investment management fee - Note C                      81,503
Custodian fee                                          188,289
Auditing fee                                            13,090
Printing                                                 5,381
Organization expense - Note B                            2,141
Accounting and legal services fee - Note C               1,697
Registration and filing fees                               573
Trustees' fee                                              544
Miscellaneous                                              461
Legal fees                                                 117
                                             -----------------
Total Expenses                                         293,796
--------------------------------------------------------------
Less Expense Reductions - Note C                     (189,610)
--------------------------------------------------------------
Net Expenses                                           104,186
--------------------------------------------------------------
Net Investment Income                                   17,595
--------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions:
Net realized loss on investments sold                 (435,585)
Net realized loss on foreign currency
transactions                                           (15,739)
Change in net unrealized appreciation
(depreciation) of investments                       (2,178,286)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                              (952)
                                             -----------------
Net Realized and Unrealized Loss
on Investments and Foreign Currency
Transactions                                        (2,630,562)
--------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                          ($2,612,967)
==============================================================

See notes to financial statements.





Statements of Operations (continued)
Year ended December 31, 2000
----------------------------------------------------------------------------------------------------------
                                                          V.A.                  V.A.                  V.A.
                                                     FINANCIAL         REGIONAL BANK            TECHNOLOGY
                                               INDUSTRIES FUND                  FUND                  FUND
                                             -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign withholding
tax of $12,422, none and $3,
respectively)                                         $616,349              $375,640                  $503
Interest                                                64,208                38,145                68,818
Securities lending income                                5,313                 1,734                    87
                                             -----------------     -----------------     -----------------
                                                       685,870               415,519                69,408
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee - Note C                     434,813               113,415                33,261
Custodian fee                                           18,441                11,464                33,980
Auditing fee                                            17,500                13,000                12,000
Accounting and legal services fee - Note C              10,269                 2,660                   810
Printing                                                 3,971                 1,036                 2,276
Trustees' fee                                            3,058                 1,096                    61
Miscellaneous                                            2,209                   296                   200
Interest Expense                                           944                   738                    --
Legal fees                                                 364                    --                    61
Registration and filing fees                                13                    26                    14
                                             -----------------     -----------------     -----------------
Total Expenses                                         491,582               143,731                82,663
----------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C                           --                    --                (39,008)
----------------------------------------------------------------------------------------------------------
Net Expenses                                           491,582               143,731                43,655
----------------------------------------------------------------------------------------------------------
Net Investment Income                                  194,288               271,788                25,753
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Options and Foreign
Currency Transactions:
Net realized gain (loss) on investments
sold and options                                       692,941            (2,865,401)             (193,630)
Net realized gain on foreign currency
transactions                                             3,958                    --                    --
Change in net unrealized appreciation
(depreciation) of investments                       12,308,867             4,087,137            (3,889,092)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                            (2,383)                   --                    --
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments, Options
and Foreign Currency Transactions                   13,003,383             1,221,736            (4,082,722)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                          $13,197,671            $1,493,524           ($4,056,969)
==========================================================================================================

See notes to financial statements.






Statements of Operations (continued)
Year ended December 31, 2000
--------------------------------------------------------------------------------------------------------------------------------

                                                          V.A.                  V.A.                  V.A.                  V.A.
                                                          BOND            HIGH YIELD          MONEY MARKET             STRATEGIC
                                                          FUND             BOND FUND                  FUND           INCOME FUND
                                             -----------------     -----------------     -----------------     -----------------
Investment Income:
Dividends (net of foreign withholding
tax of none, $3,900, none and none,
respectively)                                               --              $123,442                    --               $21,652
Interest                                            $1,161,742               986,842            $2,511,902             2,640,081
                                             -----------------     -----------------     -----------------     -----------------
                                                     1,161,742             1,110,284             2,511,902             2,661,733
                                             -----------------     -----------------     -----------------     -----------------
Expenses:
Investment management fee - Note C                      80,502                51,368               194,539               165,020
Custodian fee                                           46,140                16,651                16,717                22,549
Auditing fee                                            12,164                13,667                 8,000                 8,000
Accounting and legal services
fee - Note C                                             3,048                 1,605                 7,395                 5,193
Printing                                                 2,230                 1,214                 1,232                 4,355
Organization expense - Note B                            2,141                    --                 2,141                 2,141
Trustees' fee                                              835                   576                 1,950                 1,457
Registration and filing fees                               790                    27                    27                    27
Miscellaneous                                              695                   457                   908                 1,352
Legal fees                                                 125                20,928                   241                   251
                                             -----------------     -----------------     -----------------     -----------------
Total Expenses                                         148,670               106,493               233,150               210,345
--------------------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C                       (27,848)              (33,670)                   --                    --
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                           120,822                72,823               233,150               210,345
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                1,040,920             1,037,461             2,278,752             2,451,388
--------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Options and Foreign
Currency Transactions:
Net realized gain (loss) on investments
sold and options                                      (153,038)               13,846                    --              (980,624)
Net realized gain on foreign currency
transactions                                               988               127,478                    --               280,348
Change in net unrealized appreciation
(depreciation) of investments                        1,086,406            (1,600,466)                   --            (1,250,037)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                              (909)              (65,941)                   --               (72,198)
                                             -----------------     -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments, Options
and Foreign Currency Transactions                      933,447            (1,525,083)                   --            (2,022,511)
--------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                           $1,974,367             ($487,622)           $2,278,752              $428,877
================================================================================================================================

See notes to financial statements.





Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------------------------
                                        V.A. CORE EQUITY FUND             V.A. 500 INDEX FUND         V.A. LARGE CAP GROWTH FUND
                                     ---------------------------     ---------------------------     ---------------------------
                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                     ---------------------------     ---------------------------     ---------------------------
                                         1999            2000           1999             2000            1999            2000
                                     -----------     -----------     -----------     -----------     -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income (loss)            $170,261        $196,241        $344,397        $284,283        ($40,884)      ($116,390)

Net realized gain (loss) on
investments sold and financial
futures contracts                      1,489,402         153,575          91,519         510,070       1,316,751      (1,715,484)

Change in net unrealized
appreciation (depreciation) of
investments and financial futures
contracts                              3,097,564      (3,702,349)      5,755,226      (3,816,126)      1,878,149      (4,414,002)
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations       4,757,227      (3,352,533)      6,191,142      (3,021,773)      3,154,016      (6,245,876)
                                     -----------     -----------     -----------     -----------     -----------     -----------
Distributions to Shareholders: *
Dividends from net investment
income                                  (174,331)       (199,287)       (344,375)       (279,659)             --              --
Distributions in excess of net
investment income                            (86)             --              --              --              --              --
Distributions from net realized
gain on investments sold and
financial futures contracts             (895,808)       (695,716)       (231,893)        (92,786)       (491,445)       (643,661)

Distributions in excess of net
realized gain on investments
sold, financial futures contracts             --        (844,741)        (15,178)             --              --              --
                                     -----------     -----------     -----------     -----------     -----------     -----------
Total Distributions to
Shareholders                          (1,070,225)     (1,739,744)       (591,446)       (372,445)       (491,445)       (643,661)
                                     -----------     -----------     -----------     -----------     -----------     -----------
From Fund Share Transactions: **
Shares sold                           21,277,999      11,671,817      13,349,010       2,172,521      10,666,325       5,563,562
Shares issued to shareholders in
reinvestment of distributions          1,070,225       1,739,743         591,446         372,407         491,445         643,661
                                     -----------     -----------     -----------     -----------     -----------     -----------
                                      22,348,224      13,411,560      13,940,456       2,544,928      11,157,770       6,207,223
Less shares repurchased               (7,735,163)    (12,638,050)     (8,044,099)    (12,009,903)     (2,320,226)     (8,885,412)
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease)               14,613,061         773,510       5,896,357      (9,464,975)      8,837,544      (2,678,189)
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Assets:
Beginning of period                   26,691,254      44,991,317      26,457,163      37,953,216      10,371,817      21,871,932
                                     -----------     -----------     -----------     -----------     -----------     -----------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
($85), ($197), $335, $5,007,
($41) and ($91), respectively)       $44,991,317     $40,672,550     $37,953,216     $25,094,023     $21,871,932     $12,304,206
                                     -----------     -----------     -----------     -----------     -----------     -----------
* Distributions to Shareholders:
Per share dividends from net
investment income                        $0.0861         $0.0888         $0.1710         $0.1530              --              --
                                     -----------     -----------     -----------     -----------     -----------     -----------
Per share dividends in excess of
net investment income                    $0.0001              --              --              --              --              --
                                     -----------     -----------     -----------     -----------     -----------     -----------
Per share distributions from net
realized gain on investments sold
and financial futures contracts          $0.4028         $0.6886         $0.1105         $0.0585         $0.3598         $0.5666
                                     -----------     -----------     -----------     -----------     -----------     -----------
Per share distributions in excess
of net realized gain on
investments sold and financial
futures contracts                             --              --         $0.0072              --              --              --
                                     -----------     -----------     -----------     -----------     -----------     -----------
** Analysis of Fund Share
Transactions:
Shares sold                            1,133,853         601,375         816,451         123,028         738,312         376,363
Shares issued to shareholders in
reinvestment of distributions             55,765          99,280          34,866          21,738          31,974          62,310
                                     -----------     -----------     -----------     -----------     -----------     -----------
                                       1,189,618         700,655         851,317         144,766         770,286         438,673
Less shares repurchased                 (410,573)       (662,061)       (490,081)       (694,943)       (158,856)       (628,273)
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease)                  779,045          38,594         361,236        (550,177)        611,430        (189,600)
                                     ===========     ===========     ===========     ===========     ===========     ===========

See notes to financial statements.





Statements of Changes in Net Assets (continued)

---------------------------------------------------------------------------------------------------------------------------------
                                       V.A. MID CAP GROWTH FUND        V.A. RELATIVE VALUE FUND       V.A. SMALL CAP GROWTH FUND
                                     ---------------------------     ---------------------------     ---------------------------
                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                     ---------------------------     ---------------------------     ---------------------------
                                         1999            2000           1999             2000            1999            2000
                                     -----------     -----------     -----------     -----------     -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income (loss)            ($6,426)       ($55,546)       $161,304         $54,327        ($82,296)      ($194,883)

Net realized gain (loss) on
investments sold and foreign
currency transactions                   187,318        (691,193)      5,322,397      13,434,131       2,352,183      (2,221,923)

Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                          1,607,019      (1,246,996)      7,741,197     (15,296,586)      5,122,311      (5,140,485)
                                     ----------     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations      1,787,911      (1,993,735)     13,224,898      (1,808,128)      7,392,198      (7,557,291)
                                     ----------     -----------     -----------     -----------     -----------     -----------
Distributions to Shareholders: *
Dividends from net investment
income                                       --              --        (162,651)        (42,822)             --              --
Distributions from net realized
gain on investments sold and
foreign currency transactions            (5,407)        (78,273)     (1,365,816)    (15,128,734)       (441,478)     (1,193,201)
                                     ----------     -----------     -----------     -----------     -----------     -----------
Total Distributions to
Shareholders                             (5,407)        (78,273)     (1,528,467)    (15,171,556)       (441,478)     (1,193,201)
                                     ----------     -----------     -----------     -----------     -----------     -----------
From Fund Share Transactions: **
Shares sold                           3,390,736      12,664,811      12,838,972      13,227,216       7,383,931      18,612,044
Shares issued to shareholders in
reinvestment of distributions             5,407          78,273       1,528,467      15,171,557         441,478       1,193,201
                                     ----------     -----------     -----------     -----------     -----------     -----------
                                      3,396,143      12,743,084      14,367,439      28,398,773       7,825,409      19,805,245
Less shares repurchased                (594,918)     (5,552,026)     (4,666,018)    (11,142,581)     (2,141,408)    (12,149,701)
                                     ----------     -----------     -----------     -----------     -----------     -----------
Net Increase                          2,801,225       7,191,058       9,701,421      17,256,192       5,684,001       7,655,544
                                     ----------     -----------     -----------     -----------     -----------     -----------
Net Assets:
Beginning of period                   1,779,071       6,362,800      17,368,252      38,766,104       8,231,889      20,866,610
                                     ----------     -----------     -----------     -----------     -----------     -----------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
none, ($8), ($3,436), $7,190,
($40) and ($76), respectively)       $6,362,800     $11,481,850     $38,766,104     $39,042,612     $20,866,610     $19,771,662
                                     ----------     -----------     -----------     -----------     -----------     -----------
* Distributions to Shareholders:
Per share dividends from net
investment income                            --              --         $0.0980         $0.0186              --              --
                                     ----------     -----------     -----------     -----------     -----------     -----------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions       $0.0160         $0.1010         $0.6493         $6.5883         $0.4314         $0.9031
                                     ----------     -----------     -----------     -----------     -----------     -----------
** Analysis of Fund Share
Transactions:
Shares sold                             257,673         699,219         949,975         744,370         499,482         888,422
Shares issued to shareholders in
reinvestment of distributions               329           5,222          91,349       1,406,946          23,955          86,905
                                     ----------     -----------     -----------     -----------     -----------     -----------
                                        258,002         704,441       1,041,324       2,151,316         523,437         975,327
Less shares repurchased                 (49,945)       (313,149)       (334,023)       (631,982)       (153,686)       (658,355)
                                     ----------     -----------     -----------     -----------     -----------     -----------
Net Increase                            208,057         391,292         707,301       1,519,334         369,751         316,972
                                     ==========     ===========     ===========     ===========     ===========     ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the periods indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)

---------------------------------------------------------------------------------------------------------------------------------
                                    V.A. SOVEREIGN INVESTORS FUND       V.A. INTERNATIONAL FUND    V.A. FINANCIAL INDUSTRIES FUND
                                    -----------------------------    ---------------------------   ------------------------------
                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                     ---------------------------     ---------------------------     ---------------------------
                                         1999            2000           1999             2000            1999            2000
                                     -----------     -----------     -----------     -----------     -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                   $651,984        $675,781         $38,442         $17,595        $385,825        $194,288
Net realized gain (loss) on
investments sold and foreign
currency transactions                   (211,594)     (1,886,401)        681,683        (451,324)     (3,550,224)        696,899
Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                           1,075,319       1,083,527       1,497,165      (2,179,238)      3,537,348      12,306,484
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations       1,515,709        (127,093)      2,217,290      (2,612,967)        372,949      13,197,671
                                     -----------     -----------     -----------     -----------     -----------     -----------
Distributions to Shareholders: *
Dividends from net investment
income                                  (651,984)       (678,637)        (46,076)       (107,471)       (362,866)       (169,614)

Distributions in excess of net
investment income                           (617)             --          (9,515)             --              --              --
Distributions from net realized
gain on investments sold and
foreign currency transactions                 --              --        (259,599)       (238,923)       (153,776)             --
Tax return of capital                     (2,297)             --              --              --         (23,257)             --
                                     -----------     -----------     -----------     -----------     -----------     -----------
Total Distributions to
Shareholders                            (654,898)       (678,637)       (315,190)       (346,394)       (539,899)       (169,614)
                                     -----------     -----------     -----------     -----------     -----------     -----------
From Fund Share Transactions: **
Shares sold                           19,084,625      16,811,905       1,131,817       1,932,741      10,055,880      20,739,283
Shares issued to shareholders in
reinvestment of distributions            654,898         678,636         315,190         346,394         539,899         169,614
                                     -----------     -----------     -----------     -----------     -----------     -----------
                                      19,739,523      17,490,541       1,447,007       2,279,135      10,595,779      20,908,897
Less shares repurchased               (4,515,757)    (11,610,910)     (1,175,008)     (1,364,748)    (15,685,364)    (11,882,798)
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease)               15,223,766       5,879,631         271,999         914,387      (5,089,585)      9,026,099
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Assets:
Beginning of period                   34,169,620      50,254,197       7,200,514       9,374,613      54,568,975      49,312,440
                                     -----------     -----------     -----------     -----------     -----------     -----------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
($105), ($253), ($46,722),
($80,691), ($2,491) and $2,898,
respectively)                        $50,254,197     $55,328,098      $9,374,613      $7,329,639     $49,312,440     $71,366,596
                                     -----------     -----------     -----------     -----------     -----------     -----------
* Distributions to Shareholders:
Per share dividends from net
investment income                        $0.2404         $0.2077         $0.0791         $0.1684         $0.1078         $0.0450
                                     -----------     -----------     -----------     -----------     -----------     -----------
Per share distributions in excess
of net investment income                 $0.0002              --         $0.0163              --              --              --
                                     -----------     -----------     -----------     -----------     -----------     -----------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions             --              --         $0.4454         $0.3744              --              --
                                     -----------     -----------     -----------     -----------     -----------     -----------
Tax return of capital                    $0.0009              --              --              --         $0.0069              --
                                     -----------     -----------     -----------     -----------     -----------     -----------
** Analysis of Fund Share
Transactions:
Shares sold                            1,204,042       1,103,469          86,360         131,349         691,929       1,252,923
Shares issued to shareholders in
reinvestment of distributions             42,073          44,976          21,633          31,955          38,926           9,578
                                     -----------     -----------     -----------     -----------     -----------     -----------
                                       1,246,115       1,148,445         107,993         163,304         730,855       1,262,501
Less shares repurchased                 (285,296)       (771,887)        (92,089)       (104,357)     (1,096,716)       (779,897)
                                     -----------     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease)                  960,819         376,558          15,904          58,947        (365,861)        482,604
                                     ===========     ===========     ===========     ===========     ===========     ===========

See notes to financial statements.





Statements of Changes in Net Assets (continued)

-----------------------------------------------------------------------------------------------------------------
                                                                         V.A.
                                                                     TECHNOLOGY
                                       V.A. REGIONAL BANK FUND          FUND                  V.A. BOND FUND
                                     ---------------------------     ------------     ---------------------------
                                        YEAR ENDED DECEMBER 31,      PERIOD ENDED        YEAR ENDED DECEMBER 31,
                                     ---------------------------     DECEMBER 31,     ---------------------------
                                         1999            2000          2000(1)            1999            2000
                                     -----------     -----------     ------------     -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                   $281,620        $271,788         $25,753        $740,529      $1,040,920
Net realized gain (loss) on
investments sold, options and
foreign currency transactions            232,178      (2,865,401)       (193,630)       (216,376)       (152,050)

Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                          (1,578,109)      4,087,137      (3,889,092)       (583,796)      1,085,497
                                     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations      (1,064,311)      1,493,524      (4,056,969)        (59,643)      1,974,367
                                     -----------     -----------     -----------     -----------     -----------
Distributions to Shareholders: *
Dividends from net investment
income                                  (281,482)       (275,181)        (24,458)       (740,530)     (1,040,858)

Distributions from net realized
gain on investments sold, options
and foreign currency transactions       (347,453)             --              --              --              --
                                     -----------     -----------     -----------     -----------     -----------
Total Distributions to
Shareholders                            (628,935)       (275,181)        (24,458)       (740,530)     (1,040,858)
                                     -----------     -----------     -----------     -----------     -----------
From Fund Share Transactions: **
Shares sold                            7,383,736       1,198,441      18,589,255       5,640,516      13,994,748
Shares issued to shareholders in
reinvestment of distributions            628,935         275,181          24,458         740,530       1,040,858
                                     -----------     -----------     -----------     -----------     -----------
                                       8,012,671       1,473,622      18,613,713       6,381,046      15,035,606
Less shares repurchased               (6,280,747)     (9,253,630)       (490,242)     (3,719,713)     (3,326,986)
                                     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease)                1,731,924      (7,780,008)     18,123,471       2,661,333      11,708,620
                                     -----------     -----------     -----------     -----------     -----------
Net Assets:
Beginning of period                   20,256,417      20,295,095              --      10,669,428      12,530,588
                                     -----------     -----------     -----------     -----------     -----------
End of period (including
undistributed net investment
income of $3,154, ($209), $1,295,
$21,494 and $21,556,
respectively)                        $20,295,095     $13,733,430     $14,042,044     $12,530,588     $25,172,717
                                     -----------     -----------     -----------     -----------     -----------
* Distributions to Shareholders:
Per share dividends from net
investment income                        $0.1190         $0.1686         $0.0143         $0.6448         $0.6434
                                     -----------     -----------     -----------     -----------     -----------
Per share distributions from net
realized gain on investments
sold, options and foreign
currency transactions                    $0.1489              --              --              --              --
                                     -----------     -----------     -----------     -----------     -----------
** Analysis of Fund Share
Transactions:
Shares sold                              798,204         150,452       1,961,452         556,313       1,400,901
Shares issued to shareholders in
reinvestment of distributions             73,089          33,504           3,292          73,574         104,450
                                     -----------     -----------     -----------     -----------     -----------
                                         871,293         183,956       1,964,744         629,887       1,505,351
Less shares repurchased                 (683,009)     (1,166,423)        (48,490)       (367,396)       (336,738)
                                     -----------     -----------     -----------     -----------     -----------
Net Increase (Decrease)                  188,284        (982,467)      1,916,254         262,491       1,168,613
                                     ===========     ===========     ===========     ===========     ===========

(1) Commenced operations on May 1, 2000.

See notes to financial statements.





Statements of Changes in Net Assets (continued)

--------------------------------------------------------------------------------------------------------------------------------
                                      V.A. HIGH YIELD BOND FUND         V.A. MONEY MARKET FUND        V.A. STRATEGIC INCOME FUND
                                     ---------------------------     ---------------------------     ---------------------------
                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                     ---------------------------     ---------------------------     ---------------------------
                                         1999            2000           1999             2000            1999            2000
                                     -----------     -----------     -----------     -----------     -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                   $951,874      $1,037,461      $1,072,850       $2,278,752      $1,576,575      $2,451,388
Net realized gain (loss) on
investments sold, options and
foreign currency transactions            104,240         141,324              --               --        (156,823)       (700,276)

Change in net unrealized
appreciation (depreciation) of
investments and foreign currency
transactions                              59,411      (1,666,407)             --               --        (534,751)     (1,322,235)
                                     -----------     -----------     -----------     ------------     -----------     -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations       1,115,525        (487,622)      1,072,850        2,278,752         885,001         428,877
                                     -----------     -----------     -----------     ------------     -----------     -----------
Distributions to Shareholders: *
Dividends from net investment
income                                  (945,546)     (1,039,972)     (1,072,850)      (2,278,752)     (1,576,590)     (2,359,734)

Tax Return of Capital                         --              --              --               --              --         (91,654)

Distributions from net realized
gain on investments sold, options
and foreign currency transactions        (74,253)       (241,224)             --               --              --        (350,215)
                                     -----------     -----------     -----------     ------------     -----------     -----------
Total Distributions to
Shareholders                          (1,019,799)     (1,281,196)     (1,072,850)      (2,278,752)     (1,576,590)     (2,801,603)
                                     -----------     -----------     -----------     ------------     -----------     -----------
From Fund Share Transactions: **
Shares sold                            2,548,352         858,489      48,097,999      188,358,513       8,665,787      14,978,386
Shares issued in
reorganization - Note F                       --              --              --               --       2,569,836              --
Shares issued to shareholders in
reinvestment of distributions          1,019,800       1,281,195         944,404        2,374,022       1,576,592       2,801,603
                                     -----------     -----------     -----------     ------------     -----------     -----------
                                       3,568,152       2,139,684      49,042,403      190,732,535      12,812,215      17,779,989
Less shares repurchased               (2,496,893)     (2,438,764)    (32,610,270)    (149,766,710)     (4,858,040)     (3,217,447)
                                     -----------     -----------     -----------     ------------     -----------     -----------
Net Increase (Decrease)                1,071,259        (299,080)     16,432,133       40,965,825       7,954,175      14,562,542
                                     -----------     -----------     -----------     ------------     -----------     -----------
Net Assets:
Beginning of period                    8,119,547       9,286,532      16,519,374       32,951,507      15,019,397      22,281,983
                                     -----------     -----------     -----------     ------------     -----------     -----------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
$5,028, $33,938, $52, $193,
($47,169) and ($126,198),
respectively)                         $9,286,532      $7,218,634     $32,951,507      $73,917,332     $22,281,983     $34,471,799
                                     -----------     -----------     -----------     ------------     -----------     -----------
* Distributions to Shareholders:
Per share dividends from net
investment income                        $0.8767         $0.9394         $0.0452          $0.0576         $0.7977         $0.8345
                                     -----------     -----------     -----------     ------------     -----------     -----------
Per share distributions from net
realized gain on investments
sold, options and foreign
currency transactions                    $0.0657         $0.2290              --               --              --         $0.0945
                                     -----------     -----------     -----------     ------------     -----------     -----------
** Analysis of Fund Share
Transactions:
Shares sold                              305,760         110,078      48,097,999      188,358,513         872,439       1,598,355
Shares issued in
reorganization - Note F                       --              --              --               --         253,313              --
Shares issued to shareholders in
reinvestment of distributions            122,160         172,859          94,404        2,374,022         159,651         302,236
                                     -----------     -----------     -----------     ------------     -----------     -----------
                                         427,920         282,937      48,192,403      190,732,535       1,285,403       1,900,591
Less shares repurchased                 (297,910)       (320,600)    (32,610,270)    (149,766,710)       (491,471)       (339,848)
                                     -----------     -----------     -----------     ------------     -----------     -----------
Net Increase (Decrease)                  130,010         (37,663)     15,582,133       40,965,825         793,932       1,560,743
                                     ===========     ===========     ===========     ============     ===========     ===========

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. CORE EQUITY FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $11.11            $14.11            $17.74            $19.70
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.06              0.16              0.10              0.09              0.08
Net Realized and Unrealized
Gain (Loss) on Investments                 1.12              3.23              3.90              2.36             (1.48)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.18              3.39              4.00              2.45             (1.40)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.06)            (0.14)            (0.10)            (0.09)            (0.09)
Distributions in Excess of
Net Investment Income                        --                --                --                --(3)             --
Distributions from Net
Realized Gain on
Investments Sold                          (0.01)            (0.25)            (0.27)            (0.40)            (0.31)
Distributions in Excess of
Net Realized Gain on
Investments Sold                             --                --                --                --             (0.38)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.07)            (0.39)            (0.37)            (0.49)            (0.78)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.11            $14.11            $17.74            $19.70            $17.52
                                  =============     =============     =============     =============     =============
Total Investment Return(4)               11.78%(5,6)       30.68%(6)         28.42%            13.89%            (7.11%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,149            $8,719           $26,691           $44,991           $40,673
Ratio of Expenses to Average
Net Assets                                0.95%(7)          0.95%             0.95%             0.83%             0.85%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  4.23%(7)          1.59%                --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.60%(7)          1.24%             0.65%             0.47%             0.45%
Portfolio Turnover Rate                     24%               53%               55%               77%               97%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), distributions and total investment return of each Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. 500 INDEX FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.44            $12.62            $15.23            $18.09
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.17              0.30              0.20              0.17              0.14
Net Realized and Unrealized
Gain (Loss) on Investments                 0.98              2.72              3.37              2.98             (1.81)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.15              3.02              3.57              3.15             (1.67)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.16)            (0.30)            (0.20)            (0.17)            (0.15)
Distributions from Net
Realized Gain on
Investments Sold                          (0.55)            (0.54)            (0.76)            (0.11)            (0.06)
Distributions in Excess of
Net Realized Gain on
Investments Sold                             --                --                --             (0.01)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.71)            (0.84)            (0.96)            (0.29)            (0.21)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.44            $12.62            $15.23            $18.09            $16.21
                                  =============     =============     =============     =============     =============
Total Investment Return(3,4)             11.49%(5)         29.51%            28.44%            20.81%            (9.28%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $4,049           $20,008           $26,457           $37,953           $25,094
Ratio of Expenses to Average
Net Assets                                0.60%(6)          0.36%             0.35%             0.35%             0.35%
Ratio of Adjusted Expenses
to Average Net Assets(7)                  1.31%(6)          0.83%             0.92%             0.75%             0.93%
Ratio of Net Investment
Income to Average Net
Assets                                    4.57%(6)          2.45%             1.44%             1.06%             0.86%
Portfolio Turnover Rate                      0%                9%               47%                5%                7%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. LARGE CAP GROWTH FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $9.39            $10.73            $13.37            $15.77
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss(2)                    (0.01)            (0.04)               --(3)          (0.04)            (0.08)

Net Realized and Unrealized
Gain (Loss) on Investments                (0.60)             1.38              2.64              2.80             (4.85)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                (0.61)             1.34              2.64              2.76             (4.93)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                             --                --                --             (0.36)            (0.57)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.39            $10.73            $13.37            $15.77            $10.27
                                  =============     =============     =============     =============     =============
Total Investment Return(4)               (6.10%)(5,6)      14.27%(6)         24.60%(6)         20.71%(6)        (31.30%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $994            $3,733           $10,372           $21,872           $12,304
Ratio of Expenses to Average
Net Assets                                1.00%(7)          1.00%             1.00%             1.00%             0.96%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  4.76%(7)          2.37%             1.33%             1.02%               --
Ratio of Net Investment Loss
to Average Net Assets                    (0.23%)(7)        (0.39%)           (0.00%)           (0.25%)           (0.59%)
Portfolio Turnover Rate                     68%              136%              176%              172%              170%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. MID CAP GROWTH FUND
                                  -------------------------------------------------
                                         PERIOD
                                          ENDED         YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------
                                        1998(1)             1999              2000
-----------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $11.03            $17.21
                                  -------------     -------------     -------------
Net Investment Income
(Loss)(2)                                  0.01             (0.03)            (0.08)

Net Realized and Unrealized
Gain (Loss) on Investments                 1.03              6.23             (1.94)
                                  -------------     -------------     -------------
Total from Investment
Operations                                 1.04              6.20             (2.02)
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.01)               --                --
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.02)            (0.10)

Tax Return of Capital                        --(3)             --                --
                                  -------------     -------------     -------------
Total Distributions                       (0.01)            (0.02)            (0.10)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.03            $17.21            $15.09
                                  =============     =============     =============
Total Investment Return(4,5)             10.35%(6)         56.18%           (11.73%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,779            $6,363           $11,482
Ratio of Expenses to Average
Net Assets                                1.00%(7)          1.00%             1.00%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  4.23%(7)          2.36%             1.10%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.06%(7)         (0.23%)           (0.42%)
Portfolio Turnover Rate                    103%              136%              155%

(1) Commenced operations on January 7, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. RELATIVE VALUE FUND
                                  -------------------------------------------------
                                         PERIOD
                                          ENDED         YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------
                                        1998(1)             1999              2000
-----------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $12.03            $18.03
                                  -------------     -------------     -------------
Net Investment Income(2)                   0.11              0.10              0.02
Net Realized and Unrealized
Gain (Loss) on Investments                 2.02              6.65             (0.80)
                                  -------------     -------------     -------------
Total from Investment
Operations                                 2.13              6.75             (0.78)
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.10)            (0.10)            (0.02)
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.65)            (6.59)
                                  -------------     -------------     -------------
Total Distributions                       (0.10)            (0.75)            (6.61)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.03            $18.03            $10.64
                                  =============     =============     =============
Total Investment Return(3)               21.39%(4,5)       56.65%            (4.80%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $17,368           $38,766           $39,043
Ratio of Expenses to Average
Net Assets                                0.85%(6)          0.77%             0.79%
Ratio of Adjusted Expenses
to Average Net Assets(7)                  1.03%(6)            --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.17%(6)          0.66%             0.13%
Portfolio Turnover Rate                    242%              166%              164%

(1) Commenced operations on January 6, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) The total return would have been lower had certain expenses not been reduced during the period shown.
(6) Annualized.
(7) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. SMALL CAP GROWTH FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $9.32            $10.35            $12.00            $19.76
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income
(Loss)(2)                                  0.02             (0.02)            (0.06)            (0.10)            (0.13)

Net Realized and Unrealized
Gain (Loss) on Investments                (0.68)             1.05              1.71              8.29             (4.33)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                (0.66)             1.03              1.65              8.19             (4.46)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.02)               --(3)             --                --                --
Distributions from Net
Realized Gain on
Investments Sold                             --                --                --             (0.43)            (0.90)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions to
Shareholders                              (0.02)               --                --             (0.43)            (0.90)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.32            $10.35            $12.00            $19.76            $14.40
                                  =============     =============     =============     =============     =============
Total Investment Return(4,5)             (6.62%)(6)        11.06%            15.94%            68.52%           (22.33%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $975            $3,841            $8,232           $20,867           $19,772
Ratio of Expenses to Average
Net Assets                                1.00%(7)          1.00%             1.00%             1.00%             1.00%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  5.19%(7)          2.72%             1.63%             1.38%             1.10%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.62%(7)         (0.16%)           (0.59%)           (0.76%)           (0.68%)
Portfolio Turnover Rate                     31%               79%               93%              120%              104%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. SOVEREIGN INVESTORS FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.74            $13.59            $15.61            $15.96
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.07              0.22              0.27              0.24              0.21
Net Realized and Unrealized
Gain (Loss) on Investments                 0.76              2.82              2.00              0.35             (0.27)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.83              3.04              2.27              0.59             (0.06)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.07)            (0.18)            (0.25)            (0.24)            (0.21)
Distributions in Excess of
Net Investment Income                        --                --                --                --(3)             --
Distributions from Net
Realized Gain on
Investments Sold                          (0.02)            (0.01)               --                --                --
Tax Return of Capital                        --                --                --                --(3)             --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.09)            (0.19)            (0.25)            (0.24)            (0.21)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.74            $13.59            $15.61            $15.96            $15.69
                                  =============     =============     =============     =============     =============
Total Investment Return(4)                8.30%(5,6)       28.43%(6)         16.88%             3.84%            (0.33%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,111           $12,187           $34,170           $50,254           $55,328
Ratio of Expenses to Average
Net Assets                                0.85%(7)          0.85%             0.74%             0.70%             0.72%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  3.78%(7)          1.16%                --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.90%(7)          1.81%             1.88%             1.57%             1.37%
Portfolio Turnover Rate                     17%               11%               19%               26%               46%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(7) Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  V.A. INTERNATIONAL FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $11.23            $10.50            $12.18            $15.45
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.07              0.05              0.07              0.07              0.03
Net Realized and Unrealized
Gain (Loss) on Investments                 1.20             (0.13)             1.69              3.75             (3.93)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.27             (0.08)             1.76              3.82             (3.90)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.04)            (0.01)            (0.07)            (0.08)            (0.17)

Dividends in Excess of Net
Investment Income                            --                --             (0.01)            (0.02)               --
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.64)               --             (0.45)            (0.37)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.04)            (0.65)            (0.08)            (0.55)            (0.54)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $11.23            $10.50            $12.18            $15.45            $11.01
                                  =============     =============     =============     =============     =============
Total Investment Return(3,4)             12.75%(5)         (0.54%)           16.75%            31.55%           (25.17%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $2,267            $3,792            $7,201            $9,375            $7,330
Ratio of Expenses to Average
Net Assets                                1.15%(6)          1.15%             1.15%             1.15%             1.15%
Ratio of Adjusted Expenses
to Average Net Assets(7)                  3.13%(6)          2.04%             3.13%             2.51%             3.24%
Ratio of Net Investment
Income to Average Net
Assets                                    2.03%(6)          0.43%             0.59%             0.52%             0.19%
Portfolio Turnover Rate                     14%              273%               89%              116%              177%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------
                                                      V.A. FINANCIAL INDUSTRIES FUND
                                  -------------------------------------------------------------------
                                         PERIOD
                                          ENDED                  YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------
                                        1997(1)              1998              1999          2000
                                  -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $13.44            $14.45            $14.46
                                  -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.11              0.18              0.11              0.06
Net Realized and Unrealized
Gain on Investments                        3.39              0.97              0.06              3.87
                                  -------------     -------------     -------------     -------------
Total from Investment
Operations                                 3.50              1.15              0.17              3.93
                                  -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.05)            (0.14)            (0.10)            (0.05)
Distributions from Net
Realized Gain on
Investments Sold                          (0.01)               --(3)          (0.05)               --
Tax Return of Capital                        --                --             (0.01)               --
                                  -------------     -------------     -------------     -------------
Total Distributions                       (0.06)            (0.14)            (0.16)            (0.05)
                                  -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $13.44            $14.45            $14.46            $18.34
                                  =============     =============     =============     =============
Total Investment Return(4)               35.05%(5,6)        8.55%             1.23%            27.16%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $18,465           $54,569           $49,312           $71,367
Ratio of Expenses to Average
Net Assets                                1.05%(7)          0.92%             0.90%             0.90%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  1.39%(7)             --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.32%(7)          1.25%             0.77%             0.36%
Portfolio Turnover Rate                     11%               38%               72%               41%

(1) Commenced operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) The total return would have been lower had certain expenses not been reduced during the period shown.
(7) Annualized.
(8) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. REGIONAL BANK FUND
                                   ------------------------------------------------
                                         PERIOD
                                          ENDED         YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------
                                        1998(1)             1999              2000
-----------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $9.28             $8.56
                                  -------------     -------------     -------------
Net Investment Income(2)                   0.09              0.12              0.16
Net Realized and Unrealized
Gain (Loss) on Investments                (0.74)            (0.57)             1.34
                                  -------------     -------------     -------------
Total from Investment
Operations                                (0.65)            (0.45)             1.50
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.07)            (0.12)            (0.17)
Distributions from Net
Realized Gain on
Investments Sold                             --(3)          (0.15)               --
                                  -------------     -------------     -------------
Total Distributions                       (0.07)            (0.27)            (0.17)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.28             $8.56             $9.89
                                  =============     =============     =============

Total Investment Return(4)               (6.43%)(5,6)      (4.86%)           17.91%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $20,256           $20,295           $13,733
Ratio of Expenses to Average
Net Assets                                1.05%(7)          1.00%             1.01%
Ratio of Adjusted Expenses
to Average Net Assets(8)                  1.14%(7)             --                --
Ratio of Net Investment
Income to Average Net
Assets                                    1.39%(7)          1.30%             1.92%
Portfolio Turnover Rate                     28%               49%               32%

(1) Commenced operations on May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) The total return would have been lower had certain expenses not been reduced during the period shown.
(7) Annualized.
(8) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

---------------------------------------------------

                               V.A. TECHNOLOGY FUND
                               --------------------
                                   PERIOD ENDED
                               DECEMBER 31, 2000(1)
                               --------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00
                                  -------------
Net Investment Income(2)                   0.03
Net Realized and Unrealized
Loss on Investments                       (2.69)
                                  -------------
Total from Investment
Operations                                (2.66)
                                  -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.01)
                                  -------------
Net Asset Value, End of
Period                                    $7.33
                                  =============
Total Investment Return(3,4)            (26.56%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $14,042
Ratio of Expenses to Average
Net Assets                                1.05%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7)                  1.99%(6)
Ratio of Net Investment
Income to Average Net
Assets                                    0.62%(6)
Portfolio Turnover Rate                     75%

(1) Commenced operations on May 1, 2000.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) The total return would have been lower had certain expenses not been reduced during the period shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                       V.A. BOND FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.19            $10.36            $10.51             $9.81
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.23              0.68              0.63              0.64              0.64
Net Realized and Unrealized
Gain (Loss) on Investments                 0.21              0.24              0.32             (0.70)             0.50
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.44              0.92              0.95             (0.06)             1.12
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.23)            (0.68)            (0.63)            (0.64)            (0.64)
Distributions from Net
Realized Gain on
Investments Sold                          (0.02)            (0.07)            (0.17)               --                --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.25)            (0.75)            (0.80)            (0.64)            (0.64)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.19            $10.36            $10.51             $9.81            $10.29
                                  =============     =============     =============     =============     =============
Total Investment Return(3,4)              4.42%(5)          9.30%             9.41%            (0.51%)           11.89%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $1,056            $3,682           $10,669           $12,531           $25,173
Ratio of Expenses to Average
Net Assets                                0.75%(6)          0.75%             0.75%             0.75%             0.75%
Ratio of Adjusted Expenses
to Average Net Assets(7)                  4.15%(6)          2.53%             1.34%             1.01%             0.92%
Ratio of Net Investment
Income to Average Net
Assets                                    6.69%(6)          6.57%             5.93%             6.39%             6.47%
Portfolio Turnover Rate                     45%              193%              367%              307%              298%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------
                                               V.A. HIGH YIELD BOND FUND
                                   ------------------------------------------------
                                         PERIOD
                                          ENDED         YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------
                                        1998(1)             1999              2000
-----------------------------------------------------------------------------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00             $8.22             $8.31
                                  -------------     -------------     -------------
Net Investment Income(2)                   0.90              0.88              0.94
Net Realized and Unrealized
Gain (Loss) on Investments                (1.82)             0.16             (1.40)
                                  -------------     -------------     -------------
Total from Investment
Operations                                (0.92)             1.04             (0.46)
                                  -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.84)            (0.88)            (0.94)
Distributions from Net
Realized Gain on
Investments Sold                             --             (0.07)            (0.23)

Tax Return of Capital                     (0.02)               --                --
                                  -------------     -------------     -------------
Total Distributions                       (0.86)            (0.95)            (1.17)
                                  -------------     -------------     -------------
Net Asset Value, End of
Period                                    $8.22             $8.31             $6.68
                                  =============     =============     =============
Total Investment Return(3,4)             (9.80%)(5)        13.12%            (6.08%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $8,120            $9,287            $7,219
Ratio of Expenses to Average
Net Assets                                0.85%(6)          0.85%             0.85%
Ratio of Adjusted Expenses
to Average Net Assets(7)                  1.15%(6)          1.03%             1.24%
Ratio of Net Investment
Income to Average Net
Assets                                    9.85%(6)         10.56%            12.12%
Portfolio Turnover Rate                    102%              122%               56%

(1) Commenced operations on January 6, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                V.A. MONEY MARKET FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $1.00             $1.00             $1.00             $1.00             $1.00
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.02              0.05              0.05              0.05              0.06
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.02)            (0.05)            (0.05)            (0.05)            (0.06)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $1.00             $1.00             $1.00             $1.00             $1.00
                                  =============     =============     =============     =============     =============
Total Investment Return(3)                1.61%(4,5)        4.88%(5)          4.87%             4.58%             5.90%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $207            $8,377           $16,519           $32,952           $73,917
Ratio of Expenses to Average
Net Assets                                0.75%(6)          0.75%             0.74%             0.66%             0.60%
Ratio of Adjusted Expenses
to Average Net Assets(7)                 27.48%(6)          1.27%                --                --                --
Ratio of Net Investment
Income to Average Net
Assets                                    4.68%(6)          4.86%             4.70%             4.55%             5.86%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                V.A. STRATEGIC INCOME FUND
                                  -------------------------------------------------------------------------------------
                                         PERIOD
                                          ENDED                           YEAR ENDED DECEMBER 31,
                                   DECEMBER 31,     -------------------------------------------------------------------
                                        1996(1)              1997              1998              1999          2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.30            $10.47            $10.10             $9.77
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income(2)                   0.27              0.91              0.85              0.80              0.83
Net Realized and Unrealized
Gain (Loss) on Investments                 0.36              0.26             (0.35)            (0.33)            (0.71)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.63              1.17              0.50              0.47              0.12
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.27)            (0.91)            (0.85)            (0.80)            (0.83)
Distributions from Net
Realized Gain on
Investments Sold                          (0.06)            (0.09)            (0.02)               --             (0.09)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.33)            (1.00)            (0.87)            (0.80)            (0.92)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.30            $10.47            $10.10             $9.77             $8.97
                                  =============     =============     =============     =============     =============
Total Investment Return(3)                6.45%(4,5)       11.77%(5)          4.92%(5)          4.82%(5)          1.40%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $2,131            $5,540           $15,019           $22,282           $34,472
Ratio of Expenses to Average
Net Assets                                0.85%(6)          0.85%             0.85%             0.85%             0.76%
Ratio of Adjusted Expenses
to Average Net Assets(7)                  2.28%(6)          1.37%             0.93%             0.87%                --
Ratio of Net Investment
Income to Average Net
Assets                                    7.89%(6)          8.77%             8.19%             8.06%             8.91%
Portfolio Turnover Rate                     73%              110%               92%               53%(8)            53%

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8) Portfolio turnover rate excludes merger activity.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Core Equity Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Core Equity Fund on December 31, 2000. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (1.86%)
Interpublic Group of Cos., Inc. (The)                   8,400         $357,525
Omnicom Group, Inc.                                     4,800          397,800
                                                                  ------------
                                                                       755,325
                                                                  ------------
Aerospace (1.93%)
General Dynamics Corp.                                  3,700          288,600
United Technologies Corp.                               6,300          495,338
                                                                  ------------
                                                                       783,938
                                                                  ------------
Automobile/Trucks (1.01%)
Ford Motor Co.                                         12,800          300,000
Lear Corp.*                                             4,400          109,175
                                                                  ------------
                                                                       409,175
                                                                  ------------
Banks - United States (6.08%)
Bank of America Corp.                                  10,000          458,750
Bank of New York Co., Inc. (The)                        9,600          529,800
Comerica, Inc.                                          3,900          231,563
Firstar Corp.                                           8,500          197,625
FleetBoston Financial Corp.                            15,800          593,488
J.P. Morgan Chase & Co.                                 1,800          297,900
Mellon Financial Corp.                                  3,300          162,319
                                                                  ------------
                                                                     2,471,445
                                                                  ------------
Beverages (0.56%)
Anheuser-Busch Cos., Inc.                               5,000          227,500
                                                                  ------------
Broker Services (0.47%)
Merrill Lynch & Co., Inc.                               2,800          190,925
                                                                  ------------
Building (0.61%)
Black & Decker Corp. (The)                              6,300          247,275
                                                                  ------------
Chemicals (1.14%)
Air Products & Chemicals, Inc.                          5,200          213,200
Dow Chemical Co.                                        6,900          252,713
                                                                  ------------
                                                                       465,913
                                                                  ------------
Computers (13.95%)
Adobe Systems, Inc.                                     1,700           98,919
America Online, Inc.*                                  10,600          368,880
Cisco Systems, Inc.*                                   27,600        1,055,700
Compaq Computer Corp.                                   5,700           85,785
EMC Corp.*                                              8,900          591,850
First Data Corp.                                       13,500          711,281
Hewlett-Packard Co.                                     6,600          208,312
International Business Machines Corp.                   5,400          459,000
Microsoft Corp.*                                       17,900          776,413
Network Appliance, Inc.*                                1,200           77,025
Oracle Corp.*                                          17,700          514,406
Siebel Systems, Inc.*                                   1,800          121,725
Sun Microsystems, Inc.*                                11,400          317,775
VERITAS Software Corp.*                                 2,500          218,750
Yahoo! Inc.*                                            2,200           66,378
                                                                  ------------
                                                                     5,672,199
                                                                  ------------

Diversified Operations (3.02%)
Honeywell International, Inc.                           2,800          132,475
Illinois Tool Works, Inc.                               3,100          184,644
Minnesota Mining & Manufacturing Co.                    3,200          385,600
Tyco International Ltd.                                 9,500          527,250
                                                                  ------------
                                                                     1,229,969
                                                                  ------------
Electronics (9.31%)
Altera Corp.*                                           3,000           78,937
Analog Devices, Inc.*                                   2,000          102,375
Applied Materials, Inc.*                                3,100          118,381
General Electric Co.                                   39,300        1,883,944
Intel Corp.                                            23,600          709,475
Linear Technology Corp.                                 1,500           69,375
Maxim Integrated Products, Inc.*                        2,200          105,187
Motorola, Inc.                                          7,600          153,900
Parker-Hannifin Corp.                                   3,700          163,262
Texas Instruments, Inc.                                 6,600          312,675
Xilinx, Inc.*                                           1,900           87,637
                                                                  ------------
                                                                     3,785,148
                                                                  ------------
Fiber Optics (0.25%)
JDS Uniphase Corp.*                                     2,400          100,050
                                                                  ------------
Finance (4.40%)
Citigroup, Inc.                                        35,033        1,788,873
                                                                  ------------
Insurance (4.28%)
American International Group, Inc.                      3,100          305,544
Hartford Financial Services Group, Inc. (The)           5,400          381,375
Lincoln National Corp.                                  5,200          246,025
Marsh & McLennan Cos., Inc.                             1,300          152,100
St. Paul Cos., Inc. (The)                               5,600          304,150
Torchmark Corp.                                         4,200          161,437
XL Capital Ltd. (Class A)                               2,200          192,225
                                                                  ------------
                                                                     1,742,856
                                                                  ------------
Leisure (0.48%)
Disney (Walt) Co. (The)                                 6,700          193,881
                                                                  ------------
Machinery (0.56%)
Ingersoll-Rand Co.                                      5,400          226,125
                                                                  ------------
Media (3.15%)
AT&T Corp. - Liberty Media Group*                      12,900          174,956
Clear Channel Communications, Inc.*                     4,700          227,656
Infinity Broadcasting Corp. (Class A)*                  4,900          136,894
Time Warner, Inc.                                       3,000          156,720
Viacom, Inc. (Class B)*                                12,507          584,702
                                                                  ------------
                                                                     1,280,928
                                                                  ------------

Medical (18.01%)
Abbott Laboratories                                     7,900          382,656
Allergan, Inc.                                          3,200          309,800
ALZA Corp.*                                             5,400          229,500
American Home Products Corp.                            5,700          362,235
Baxter International, Inc.                              5,900          521,044
Bristol-Myers Squibb Co.                               12,900          953,794
Johnson & Johnson                                       8,800          924,550
Lilly (Eli) & Co.                                       1,300          120,981
Merck & Co., Inc.                                      14,100        1,320,113
Pfizer, Inc.                                           32,100        1,476,600
Pharmacia Corp.                                         4,700          286,700
Schering-Plough Corp.                                   4,800          272,400
St. Jude Medical, Inc. *                                2,700          165,881
                                                                  ------------
                                                                     7,326,254
                                                                  ------------
Mortgage Banking (1.68%)
Fannie Mae                                              7,900          685,325
                                                                  ------------
Office (0.46%)
Avery Dennison Corp.                                    3,400          186,575
                                                                  ------------
Oil & Gas (7.40%)
Apache Corp.                                            3,300          231,206
Chevron Corp.                                           2,900          244,869
El Paso Energy Corp.                                    6,300          451,238
Exxon Mobil Corp.                                      14,112        1,226,862
Kerr-McGee Corp.                                        2,400          160,650
Royal Dutch Petroleum Co., American Depositary
Receipt (Netherlands)                                   8,900          539,006
USX - Marathon Group                                    5,600          155,400
                                                                  ------------
                                                                     3,009,231
                                                                  ------------
Paper & Paper Products (0.62%)
Kimberly-Clark Corp.                                    3,600          254,484
                                                                  ------------
Retail (6.45%)
CVS Corp.                                               3,800          227,762
Home Depot, Inc. (The)                                  8,100          370,069
Intimate Brands, Inc.                                   4,500           67,500
Kohl's Corp.*                                           7,800          475,800
Limited, Inc. (The)                                     7,100          121,144
Lowe's Cos., Inc.                                       6,200          275,900
RadioShack Corp.                                        3,500          149,844
TJX Cos., Inc.                                          8,800          244,200
Wal-Mart Stores, Inc.                                  13,000          690,625
                                                                  ------------
                                                                     2,622,844
                                                                  ------------
Soap & Cleaning Preparations (0.38%)
Procter & Gamble Co. (The)                              2,000          156,875
                                                                  ------------
Telecommunications (4.37%)
Comverse Technology, Inc.*                              1,500          162,937
Corning, Inc.                                           4,200          221,812
Nortel Networks Corp. (Canada)                         12,200          391,163
Qwest Communications International, Inc.*               9,100          373,100
Sprint Corp.                                            7,900          160,469
Sprint PCS*                                             3,500           71,531
Verizon Communications, Inc.                            7,900          395,988
                                                                  ------------
                                                                     1,777,000
                                                                  ------------
Tobacco (0.72%)
Philip Morris Cos., Inc.                                6,700          294,800
                                                                  ------------
Utilities (5.09%)
BellSouth Corp.                                         4,300          176,031
Dominion Resources, Inc.                                5,500          368,500
Duke Energy Corp.                                       6,900          588,225
Exelon Corp.                                            4,900          344,029
SBC Communications, Inc.                               12,400          592,100
                                                                  ------------
                                                                     2,068,885
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $36,110,454)                                    (98.24%)      39,953,798
                                                                  ------------

                                         INTEREST      PAR VALUE
                                           RATE     (000s OMITTED)
                                         --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.79%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated  12-29-00, due
01-02-01 (Secured by U.S.  Treasury
Bonds, 6.750% thru 8.875%, due
08-15-17 thru 08-15-26) - Note B           5.95%         $730          730,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                      735
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (1.79%)         730,735
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (100.03%)      40,684,533
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.03%)         (11,983)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $40,672,550
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. 500 Index Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. 500 Index Fund on December 31, 2000. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (0.23%)
Interpublic Group of Companies, Inc. (The)                629          $26,772
Omnicom Group, Inc.                                       362           30,001
                                                                  ------------
                                                                        56,773
                                                                  ------------
Aerospace (1.19%)
Boeing Co. (The)                                        1,817          119,922
General Dynamics Corp.                                    407           31,746
Goodrich (B.F.) Co. (The)                                 208            7,566
Lockheed Martin Corp.                                     881           29,910
Northrop Grumman Corp.                                    147           12,201
Raytheon Co. (Class B)                                    695           21,588
United Technologies Corp.                                 958           75,323
                                                                  ------------
                                                                       298,256
                                                                  ------------
Automobile/Trucks (0.77%)
Cummins Engine Co., Inc.                                   85            3,225
Dana Corp.                                                302            4,624
Delphi Automotive Systems Corp.                         1,145           12,881
Eaton Corp.                                               143           10,752
Ford Motor Co.                                          3,833           89,836
General Motors Corp.                                    1,155           58,833
PACCAR, Inc.                                              156            7,683
Ryder System, Inc.                                        122            2,028
Visteon Corp.                                             268            3,082
                                                                  ------------
                                                                       192,944
                                                                  ------------
Banks - United States (5.60%)
AmSouth Bancorp.                                          768           11,712
Bank of America Corp.                                   3,329          152,718
Bank of New York Co., Inc.                              1,514           83,554
Bank One Corp.                                          2,366           86,655
BB&T Corp.                                                811           30,260
Chase Manhattan Corp.                                   2,680          121,772
Comerica, Inc.                                            321           19,059
Fifth Third Bancorp                                       945           56,464
First Union Corp.                                       2,003           55,708
Firstar Corp.                                           1,943           45,175
FleetBoston Financial Corp.                             1,851           69,528
Huntington Bancshares, Inc.                               513            8,304
KeyCorp.                                                  871           24,388
Mellon Financial Corp.                                    998           49,089
Morgan (J.P.) & Co., Inc.                                 327           54,118
National City Corp.                                     1,244           35,765
Northern Trust Corp.                                      454           37,029
Old Kent Financial Corp.                                  283           12,381
PNC Bank Corp.                                            591           43,180
Regions Financial Corp.                                   453           12,373
SouthTrust Corp.                                          344           13,997
State Street Corp.                                        330           40,989
Summit Bancorp.                                           357           13,633
SunTrust Banks, Inc.                                      606           38,178
Synovus Financial Corp.                                   581           15,651
U.S. Bancorp                                            1,540           44,949
Union Planters Corp.                                      276            9,867
Wachovia Corp.                                            416           24,180
Wells Fargo Co.                                         3,496          194,684
                                                                  ------------
                                                                     1,405,360
                                                                  ------------
Beverages (2.28%)
Anheuser-Busch Cos., Inc.                               1,845           83,947
Brown-Forman Corp.                                        140            9,310
Coca-Cola Co. (The)                                     5,072          309,075
Coca-Cola Enterprises, Inc.                               855           16,245
Coors (Adolph) Co. (Class B)                               75            6,023
PepsiCo, Inc.                                           2,952          146,309
                                                                  ------------
                                                                       570,909
                                                                  ------------
Broker Services (1.67%)
Bear Stearns Cos., Inc.                                   218           11,050
Lehman Brothers Holdings, Inc.                            488           33,001
Merrill Lynch & Co., Inc.                               1,657          112,987
Morgan Stanley Dean Witter & Co.                        2,292          181,641
Schwab (Charles) Corp.                                  2,830           80,301
                                                                  ------------
                                                                       418,980
                                                                  ------------
Building (0.57%)
Black & Decker Corp.                                      166            6,515
Centex Corp.                                              121            4,545
Danaher Corp.                                             290           19,829
Fluor Corp.                                               155            5,125
Georgia-Pacific Corp.                                     460           14,317
Kaufman & Broad Home Corp.                                 88            2,964
Louisiana-Pacific Corp.                                   213            2,157
Masco Corp.                                               913           23,453
Pulte Corp.                                                83            3,502
Sherwin-Williams Co.                                      328            8,631
Snap-on, Inc.                                             119            3,317
Stanley Works (The)                                       176            5,489
Vulcan Materials Co.                                      207            9,910
Weyerhauser Co.                                           448           22,736
Willamette Industries, Inc.                               223           10,467
                                                                  ------------
                                                                       142,957
                                                                  ------------
Business Services - Misc. (0.40%)
Block, H & R, Inc.                                        187            7,737
Cendant Corp. *                                         1,491           14,351
Convergys Corp.*                                          315           14,273
Equifax, Inc.                                             290            8,319
Moody's Corp.                                             332            8,528
Paychex, Inc.                                             761           37,004
Robert Half International, Inc.                           363            9,620
                                                                  ------------
                                                                        99,832
                                                                  ------------
Chemicals (0.65%)
Air Products & Chemicals, Inc.                            469           19,229
Dow Chemical Co.                                        1,388           50,835
Eastman Chemical Co.                                      157            7,654
Engelhard Corp.                                           261            5,318
FMC Corp. *                                                62            4,445
Great Lakes Chemical Corp.                                103            3,830
Hercules, Inc.                                            220            4,194
PPG Industries, Inc.                                      345           15,978
Praxair, Inc.                                             324           14,378
Rohm & Haas Co.                                           449           16,304
Sigma-Aldrich Corp.                                       158            6,211
Union Carbide Corp.                                       276           14,852
                                                                  ------------
                                                                       163,228
                                                                  ------------
Computers (12.22%)
Adaptec, Inc.*                                            202            2,070
Adobe Systems, Inc.                                       492           28,628
Apple Computer, Inc. *                                    665            9,892
Autodesk, Inc.                                            118            3,179
Automatic Data Processing, Inc.                         1,291           81,736
BMC Software, Inc.*                                       502            7,028
Cabletron Systems, Inc.*                                  377            5,679
Ceridian Corp.*                                           298            5,941
Cisco Systems, Inc.*                                   14,719          563,002
Citrix Systems, Inc.*                                     379            8,527
Compaq Computer Corp.                                   3,477           52,329
Computer Associates International, Inc.                 1,187           23,146
Computer Sciences Corp.*                                  344           20,683
Compuware Corp.*                                          747            4,669
Dell Computer Corp.*                                    5,291           92,262
Electronic Data Systems Corp.                             956           55,209
EMC Corp.*                                              4,475          297,587
First Data Corp.                                          808           42,571
Gateway 2000, Inc.*                                       661           11,891
Hewlett-Packard Co.                                     4,044          127,639
IMS Health, Inc.                                          601           16,227
International Business Machines Corp.                   3,588          304,980
Intuit, Inc.*                                             422           16,643
Lexmark International Group, Inc. (Class A)*              260           11,521
Mercury Interactive Corp.*                                165           14,891
Microsoft Corp.*                                       10,905          473,004
NCR Corp.*                                                197            9,678
Network Appliance, Inc.*                                  646           41,495
Novell, Inc.*                                             671            3,502
Oracle Corp.*                                          11,448          332,708
Palm, Inc.*                                             1,157           32,758
Parametric Technology Corp.*                              557            7,485
PeopleSoft, Inc.*                                         584           21,718
Sabre Holdings Corp.*                                     264           11,385
Sapient Corp.*                                            248            2,961
Siebel Systems, Inc.*                                     878           59,375
Sun Microsystems, Inc.*                                 6,585          183,557
Unisys Corp.*                                             640            9,360
VERITAS Software Corp.*                                   798           69,825
                                                                  ------------
                                                                     3,066,741
                                                                  ------------
Consumer Products - Misc. (0.00%)
American Greetings Corp. (Class A)                        130            1,227
                                                                  ------------
Containers (0.06%)
Ball Corp.                                                 58            2,672
Bemis Co., Inc.                                           109            3,658
Pactiv Corp.*                                             323            3,997
Sealed Air Corp. *                                        171            5,216
                                                                  ------------
                                                                        15,543
                                                                  ------------
Cosmetics & Personal Care (0.44%)
Alberto Culver Co. (Class B)                              114            4,881
Avon Products, Inc.                                       487           23,315
Gillette Co.                                            2,154           77,813
International Flavors & Fragrances, Inc.                  200            4,062
                                                                  ------------
                                                                       110,071
                                                                  ------------
Diversified Operations (2.34%)
Crane Co.                                                 123            3,498
Du Pont (E.I.) De Nemours & Co.                         2,133          103,051
Fortune Brands, Inc.                                      316            9,480
Honeywell International, Inc.                           1,631           77,167
Illinois Tool Works, Inc.                                 618           36,810
ITT Industries, Inc.                                      180            6,975
Johnson Controls, Inc.                                    176            9,152
Loews Corp.                                               202           20,920
Minnesota Mining & Manufacturing Co.                      807           97,243
National Service Industries, Inc.                          84            2,158
Textron, Inc.                                             291           13,532
TRW, Inc.                                                 254            9,843
Tyco International Ltd.                                 3,577          198,524
                                                                  ------------
                                                                       588,353
                                                                  ------------
Electronics (9.21%)
Advanced Micro Devices, Inc.*                             641            8,854
Agilent Technologies, Inc.*                               926           50,698
Altera Corp.*                                             811           21,339
American Power Conversion Corp.*                          398            4,925
Analog Devices, Inc.*                                     731           37,418
Applied Materials, Inc.*                                1,659           63,353
Broadcom Corp. (Class A)*                                 481           40,644
Conexant Systems, Inc.*                                   466            7,165
Emerson Electric Co.                                      874           68,882
General Electric Co.                                   20,265          971,453
Grainger (W.W.), Inc.                                     192            7,008
Intel Corp.                                            13,764          416,361
KLA-Tencor Corp.*                                         380           12,801
Linear Technology Corp.                                   648           29,970
LSI Logic Corp.*                                          653           11,160
Maxim Integrated Products, Inc.*                          581           27,779
Micron Technology, Inc.                                 1,160           41,180
Molex Inc.                                                400           14,200
Motorola, Inc.                                          4,467           90,457
National Semiconductor Corp.*                             365            7,346
Novellus Systems, Inc.*                                   269            9,667
Parker- Hannifin Corp.                                    238           10,502
PerkinElmer, Inc.                                         102           10,710
Power-One, Inc.*                                          161            6,329
QLogic Corp.*                                             187           14,399
Rockwell International Corp.                              375           17,859
Sanmina Corp.*                                            310           23,754
Solectron Corp.*                                        1,302           44,138
Tektronix, Inc.                                           193            6,502
Teradyne, Inc.*                                           357           13,298
Texas Instruments, Inc.                                 3,538          167,613
Thomas & Betts Corp.                                      119            1,926
Vitesse Semiconductor Corp.*                              367           20,300
Xilinx, Inc.*                                             674           31,088
                                                                  ------------
                                                                     2,311,078
                                                                  ------------
Fiber Optics (0.72%)
Corning, Inc.                                           1,881           99,340
JDS Uniphase Corp.*                                     1,966           81,958
                                                                  ------------
                                                                       181,298
                                                                  ------------

Finance (4.09%)
American Express Co.                                    2,720          149,430
Capital One Financial Corp.                               403           26,522
Charter One Financial, Inc.                               425           12,272
CIT Group, Inc. (The) (Class A)                           536           10,787
Citigroup, Inc.                                        10,281          524,974
Franklin Resources, Inc.                                  498           18,974
Golden West Financial Corp.                               324           21,870
Household International, Inc.                             963           52,965
MBNA Corp.                                              1,742           64,345
Price (T. Rowe) Associates, Inc.                          248           10,482
Providian Financial Corp.                                 585           33,638
Stilwell Financial, Inc.                                  455           17,944
USA Education, Inc.                                       336           22,848
Washington Mutual, Inc.                                 1,103           58,528
                                                                  ------------
                                                                     1,025,579
                                                                  ------------
Food (1.42%)
Archer-Daniels-Midland Co.                              1,295           19,425
Campbell Soup Co.                                         861           29,812
ConAgra, Inc.                                           1,091           28,366
General Mills, Inc.                                       578           25,757
Heinz (H.J.) Co.                                          709           33,633
Hershey Foods Corp.                                       278           17,896
Kellogg Co.                                               830           21,787
Quaker Oats Co.                                           268           26,097
Ralston Purina Group                                      628           16,407
Sara Lee Corp.                                          1,705           41,879
Unilever NV, American Depositary Receipts  (ADR)
(Netherlands)                                           1,169           73,574
Wrigley (WM) Jr. Co.                                      231           22,133
                                                                  ------------
                                                                       356,766
                                                                  ------------
Furniture (0.03%)
Leggett & Platt, Inc.                                     401            7,594
                                                                  ------------
Household (0.11%)
Maytag Corp.                                              157            5,073
Newell Rubbermaid, Inc.                                   545           12,399
Tupperware Corp.                                          118            2,412
Whirlpool Corp.                                           136            6,486
                                                                  ------------
                                                                        26,370
                                                                  ------------
Instruments - Scientific (0.23%)
Applera Corp. - Applied Biosystems Group                  430           40,447
Millipore Corp.                                            95            5,985
Thermo Electron Corp.*                                    368           10,948
                                                                  ------------
                                                                        57,380
                                                                  ------------
Insurance (4.15%)
Aetna, Inc.                                               289           11,867
AFLAC, Inc.                                               542           39,126
Allstate Corp. (The)                                    1,496           65,169
Ambac Financial Group, Inc.                               215           12,537
American General Corp.                                    514           41,891
American International Group, Inc.                      4,761          469,256
Aon Corp.                                                 524           17,947
Chubb Corp. (The)                                         358           30,967
CIGNA Corp.                                               314           41,542
Cincinnati Financial Corp.                                329           13,016
Conseco, Inc.                                             665            8,770
Hartford Financial Services Group, Inc. (The)             461           32,558
Jefferson Pilot Corp.                                     211           15,772
Lincoln National Corp.                                    392           18,546
Marsh & McLennan Cos., Inc.                               563           65,871
MBIA, Inc.                                                201           14,899
MetLife, Inc.                                           1,564           54,740
MGIC Investment Corp.                                     218           14,701
Progressive Corp.                                         150           15,544
SAFECO Corp.                                              261            8,580
St. Paul Cos., Inc. (The)                                 445           24,169
Torchmark Corp.                                           258            9,917
UnumProvident Corp.                                       493           13,249
                                                                  ------------
                                                                     1,040,634
                                                                  ------------
Internet Services (0.83%)
America Online, Inc.*                                   4,777          166,240
BroadVision, Inc.*                                        550            6,497
Yahoo! Inc.*                                            1,142           34,456
                                                                  ------------
                                                                       207,193
                                                                  ------------
Leisure (1.10%)
Brunswick Corp.                                           179            2,942
Carnival Corp. (Class A)                                1,195           36,821
Disney (Walt) Co., (The)                                4,263          123,361
Eastman Kodak Co.                                         614           24,176
Harley-Davidson, Inc.                                     620           24,645
Harrah's Entertainment, Inc. *                            239            6,304
Hasbro, Inc.                                              352            3,740
Hilton Hotels Corp.                                       753            7,906
Marriott International, Inc. (Class A)                    491           20,745
Mattel, Inc.                                              873           12,606
Starwood Hotels & Resorts Worldwide, Inc.                 395           13,924
                                                                  ------------
                                                                       277,170
                                                                  ------------
Machinery (0.38%)
Briggs & Stratton Corp.                                    44            1,952
Caterpiller Tractor, Inc.                                 703           33,261
Cooper Industries, Inc.                                   191            8,774
Deere & Co.                                               480           21,990
Dover Corp.                                               415           16,833
Ingersoll-Rand Co.                                        328           13,735
                                                                  ------------
                                                                        96,545
                                                                  ------------
Media (2.19%)
Clear Channel Communications, Inc.*                     1,196           57,931
Comcast Corp.                                           1,846           77,070
Dow Jones & Co., Inc.                                     179           10,136
Gannett Co., Inc.                                         539           33,991
Harcourt General, Inc.                                    150            8,580
Knight-Ridder, Inc.                                       150            8,531
McGraw-Hill Cos., Inc. (The)                              400           23,450
Meredith Corp.                                            102            3,283
New York Times Co. (Class A)                              333           13,341
Time Warner, Inc.                                       2,715          141,832
Tribune Co.                                               618           26,111
Viacom, Inc. (Class B)*                                 3,094          144,645
                                                                  ------------
                                                                       548,901
                                                                  ------------
Medical (13.36%)
Abbott Laboratories                                     3,163          153,208
Allergan, Inc.                                            269           26,043
ALZA Corp.*                                               484           20,570
American Home Products Corp.                            2,680          170,314
Amgen, Inc.*                                            2,113          135,100
Bard (C.R.), Inc.                                         104            4,842
Bausch & Lomb, Inc.                                       109            4,408
Baxter International, Inc.                                602           53,164
Becton, Dickinson & Co.                                   518           17,936
Biogen, Inc.*                                             303           18,199
Biomet, Inc.                                              365           14,486
Boston Scientific Corp.*                                  829           11,347
Bristol-Myers Squibb Co.                                3,999          295,676
Cardinal Health, Inc.                                     571           56,886
Chiron Corp. *                                            392           17,444
Forest Laboratories, Inc.*                                179           23,785
Guidant Corp.                                             629           33,927
HCA-The Healthcare Co.                                  1,130           49,731
HEALTHSOUTH Corp.*                                        790           12,887
Humana, Inc.*                                             346            5,276
Johnson & Johnson                                       2,843          298,693
King Pharmaceuticals, Inc.*                               345           17,832
Lilly (Eli) & Co.                                       2,305          214,509
Manor Care, Inc.*                                         210            4,331
McKesson HBOC, Inc.                                       581           20,852
MedImmune, Inc.*                                          431           20,553
Medtronic, Inc.                                         2,457          148,341
Merck & Co., Inc.                                       4,716          441,535
Pall Corp.                                                252            5,371
Pfizer Inc.                                            12,903          593,538
Pharmacia Corp.                                         2,638          160,918
Quintiles Transnational Corp.*                            236            4,941
Schering-Plough Corp.                                   2,990          169,683
St. Jude Medical, Inc. *                                  174           10,690
Stryker Corp.                                             400           20,236
Tenet Healthcare Corp.*                                   648           28,796
UnitedHealth Group, Inc.                                  652           40,017
Watson Pharmaceutical, Inc.*                              210           10,749
Wellpoint Health Networks, Inc.*                          128           14,752
                                                                  ------------
                                                                     3,351,566
                                                                  ------------
Metal (0.52%)
Alcan Aluminium Ltd. (Canada)                             661           22,598
Alcoa Inc.                                              1,769           59,261
Barrick Gold Corp. (Canada)                               810           13,268
Freeport-McMoran Copper & Gold, Inc. (Class B)*           304            2,603
Homestake Mining Co.                                      538            2,253
Inco, Ltd. (Canada)                                       372            6,235
Newmont Mining Corp.                                      344            5,869
Phelps Dodge Corp.                                        161            8,986
Placer Dome, Inc. (Canada)                                670            6,449
Timken Co. (The)                                          123            1,860
Worthington Industries, Inc.                              175            1,411
                                                                  ------------
                                                                       130,793
                                                                  ------------
Mortgage Banking (1.15%)
Countrywide Credit Industries, Inc.                       234           11,758
Fannie Mae                                              2,060          178,705
Freddie Mac                                             1,422           97,940
                                                                  ------------
                                                                       288,403
                                                                  ------------
Office (0.16%)
Avery Dennison Corp.                                      226           12,402
Deluxe Corp.                                              148            3,740
Pitney Bowes, Inc.                                        516           17,093
Xerox Corp.                                             1,365            6,313
                                                                  ------------
                                                                        39,548
                                                                  ------------
Oil & Gas (6.92%)
Amerada Hess Corp.                                        181           13,224
Anadarko Petroleum Corp.                                  509           36,180
Apache Corp.                                              253           17,726
Ashland, Inc.                                             143            5,132
Baker Hughes, Inc.                                        679           28,221
Burlington Resources, Inc.                                440           22,220
Chevron Corp.                                           1,313          110,866
Coastal Corp. (The)                                       440           38,857
Conoco, Inc. (Class B)                                  1,275           36,895
Devon Energy Corp.                                        262           15,974
El Paso Energy Corp.                                      475           34,022
Enron Corp.                                             1,527          126,932
EOG Resources, Inc.                                       239           13,070
Exxon Mobil Corp.                                       7,109          618,039
Halliburton Co.                                           905           32,806
Kerr-McGee Corp.                                          193           12,919
McDermott International, Inc.                             124            1,333
Nabors Industries, Inc.*                                  301           17,804
Occidental Petroleum Corp.                                755           18,309
Phillips Petroleum Co.                                    522           29,689
Rowan Cos., Inc.*                                         193            5,211
Royal Dutch Petroleum Co. (ADR) (Netherlands)           4,385          265,567
Schlumberger Ltd.                                       1,171           93,607
Sunoco, Inc.                                              174            5,862
Texaco, Inc.                                            1,125           69,891
Tosco Corp.                                               296           10,046
Transocean Sedco Forex, Inc.                              431           19,826
Unocal Corp.                                              497           19,228
USX - Marathon Group                                      635           17,621
                                                                  ------------
                                                                     1,737,077
                                                                  ------------
Paper & Paper Products (0.56%)
Boise Cascade Corp.                                       117            3,934
International Paper Co.                                   984           40,159
Kimberly-Clark Corp.                                    1,092           77,193
Mead Corp. (The)                                          206            6,463
Potlatch Corp.                                             58            1,947
Temple-Inland, Inc.                                       101            5,416
Westvaco Corp.                                            206            6,013
                                                                  ------------
                                                                       141,125
                                                                  ------------
Pollution Control (0.16%)
Allied Waste Industries, Inc.*                            402            5,854
Waste Management, Inc.                                  1,271           35,270
                                                                  ------------
                                                                        41,124
                                                                  ------------
Printing - Commercial (0.03%)
Donnelley (R.R.) & Sons                                   250            6,750
                                                                  ------------
Retail (6.32%)
Albertson's, Inc.                                         861           22,816
AutoZone, Inc.*                                           261            7,438
Bed Bath & Beyond, Inc.*                                  579           12,955
Best Buy Co., Inc.*                                       425           12,564
Circuit City Stores-Circuit City Group                    420            4,830
Consolidated Stores Corp.*                                228            2,422
Costco Wholesale Corp.                                    915           36,543
CVS Corp.                                                 801           48,010
Darden Restaurants, Inc.                                  244            5,581
Dillards, Inc.                                            188            2,221
Dollar General Corp.                                      674           12,722
Federated Department Stores, Inc. *                       413           14,455
Gap, Inc. (The)                                         1,738           44,319
Genuine Parts Co.                                         354            9,270
Home Depot, Inc. (The)                                  4,736          216,376
Kmart Corp.*                                              989            5,254
Kohl's Corp.*                                             678           41,358
Kroger Co.*                                             1,683           45,546
Limited, Inc. (The)                                       870           14,844
Longs Drug Stores Corp.                                    76            1,833
Lowe's Cos., Inc.                                         783           34,843
May Department Stores                                     609           19,945
McDonald's Corp.                                        2,682           91,188
Nordstrom, Inc.                                           264            4,802
Office Depot, Inc.*                                       609            4,339
Penney (J. C.) Co., Inc.                                  536            5,829
RadioShack Corp.                                          380           16,269
Reebok International Ltd. *                               117            3,199
Safeway, Inc.*                                          1,025           64,063
Sears, Roebuck & Co.                                      683           23,734
Staples, Inc.*                                            929           10,974
Starbucks Corp.*                                          383           16,948
SUPERVALU, Inc.                                           271            3,760
SYSCO Corp.                                             1,367           41,010
Target Corp.                                            1,832           59,082
Tiffany & Co.                                             298            9,424
TJX Cos., Inc.                                            575           15,956
Toys "R" Us, Inc.*                                        417            6,959
Tricon Global Restaurants, Inc. *                         299            9,867
Walgreen Co.                                            2,072           86,636
Wal-Mart Stores, Inc.                                   9,135          485,297
Wendy's International, Inc.                               233            6,116
Winn-Dixie Stores, Inc.                                   285            5,522
                                                                  ------------
                                                                     1,587,119
                                                                  ------------
Rubber - Tires & Misc. (0.04%)
Cooper Tire & Rubber Co.                                  148            1,572
Goodyear Tire & Rubber Co. (The)                          322            7,403
                                                                  ------------
                                                                         8,975
                                                                  ------------
Shoes & Related Apparel (0.12%)
Nike, Inc. (Class B)                                      552           30,809
                                                                  ------------
Soap & Cleaning Preparations (1.25%)
Clorox Co.                                                482           17,111
Colgate-Palmolive Co.                                   1,170           75,523
Ecolab, Inc.                                              260           11,229
Proctor & Gamble Co. (The)                              2,666          209,114
                                                                  ------------
                                                                       312,977
                                                                  ------------
Steel (0.05%)
Allegheny Technologies, Inc.                              164            2,603
Nucor Corp.                                               159            6,310
USX-U.S. Steel Group, Inc.                                182            3,276
                                                                  ------------
                                                                        12,189
                                                                  ------------
Telecommunications (7.46%)
ADC Telecommunications, Inc.*                           1,579           28,619
ALLTEL Corp.                                              639           39,898
Andrew Corp.*                                             166            3,610
AT&T Corp.                                              7,676          132,891
Avaya, Inc.*                                              569            5,868
BellSouth Corp.                                         3,821          156,422
CenturyTel, Inc.                                          288           10,296
Comverse Technology, Inc.*                                337           36,607
Global Crossing Ltd.* (Bermuda)                         1,811           25,920
Lucent Technologies, Inc.                               6,830           92,205
Nextel Communications, Inc. (Class A)*                  1,558           38,560
Nortel Networks Corp. (Canada)                          6,335          203,116
QUALCOMM, Inc.*                                         1,529          125,665
Qwest Communications International, Inc.*               3,387          138,867
SBC Communications, Inc.                                6,923          330,573
Scientific-Atlanta, Inc.                                  330           10,746
Sprint Corp.                                            1,809           36,745
Sprint PCS*                                             1,907           38,974
Symbol Technologies, Inc.                                 299           10,764
Tellabs, Inc.*                                            840           47,460
Verizon Communications, Inc.                            5,520          276,690
WorldCom, Inc.*                                         5,888           82,432
                                                                  ------------
                                                                     1,872,928
                                                                  ------------
Textile (0.05%)
Liz Claiborne, Inc.                                       106            4,412
VF Corp.                                                  233            8,444
                                                                  ------------
                                                                        12,856
                                                                  ------------
Tobacco (0.83%)
Philip Morris Cos., Inc.                                4,547          200,068
UST, Inc.                                                 333            9,345
                                                                  ------------
                                                                       209,413
                                                                  ------------
Transport (0.64%)
AMR Corp.*                                                308           12,070
Burlington Northern Santa Fe Corp.                        807           22,848
CSX Corp.                                                 444           11,516
Delta Air Lines, Inc.                                     251           12,597
FedEx Corp.*                                              583           23,297
Navistar International Corp. *                            121            3,169
Norfolk Southern Corp.                                    785           10,450
Southwest Airlines Co.                                  1,026           34,402
Union Pacific Corp.                                       507           25,730
US Airways Group, Inc.*                                   137            5,557
                                                                  ------------
                                                                       161,636
                                                                  ------------
Utilities (2.98%)
AES Corp. (The)*                                          938           51,942
Allegheny Energy, Inc.                                    226           10,890
Ameren Corp.                                              281           13,014
American Electric Power Co., Inc.                         659           30,643
Calpine Corp.*                                            576           25,956
Cinergy Corp.                                             325           11,416
CMS Energy Corp.                                          247            7,827
Consolidated Edison, Inc.                                 434           16,709
Constellation Energy Group, Inc.                          308           13,879
Dominion Resources, Inc.                                  489           32,763
DTE Energy Co.                                            292           11,370
Duke Energy Corp.                                         754           64,278
Dynegy, Inc. (Class A)                                    661           37,057
Edison International                                      666           10,406
Entergy Corp.                                             456           19,294
Exelon Corp.                                              651           45,707
FirstEnergy Corp. *                                       461           14,550
FPL Group, Inc.                                           362           25,973
GPU, Inc.                                                 248            9,129
KeySpan Corp.                                             275           11,653
Kinder Morgan, Inc.                                       234           12,212
Massey Energy Co.                                         155            1,976
Niagara Mohawk Holdings, Inc.*                            328            5,474
NICOR, Inc.                                                93            4,016
NiSource, Inc.                                            417           12,823
ONEOK, Inc.                                                60            2,888
Peoples Energy Corp.                                       72            3,222
PG&E Corp.                                                792           15,840
Pinnacle West Capital Corp.                               173            8,239
PPL Corp.                                                 296           13,376
Progress Energy, Inc.                                     420           20,659
Public Service Enterprise Group, Inc.                     438           21,298
Reliant Energy, Inc.                                      603           26,117
Sempra Energy                                             418            9,719
Southern Co.                                            1,382           45,952
TXU Corp.                                                 528           23,397
Williams Cos., Inc. (The)                                 900           35,944
Xcel Energy, Inc.                                         697           20,257
                                                                  ------------
                                                                       747,865
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $16,676,006)                                    (95.48%)      23,960,835
                                                    ---------     ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.47%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated  12-29-00, due
01-02-01(Secured by  U.S. Treasury
Bonds 10.750% and 13.875% due 02-15-03
and 05-15-11) - Note B                    5.95%        $1,121       $1,121,000
                                                    ---------     ------------
TOTAL SHORT-TERM INVESTMENTS                           (4.47%)       1,121,000
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (99.95%)      25,081,835
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.05%)          12,188
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $25,094,023
                                                    =========     ============


* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Large Cap Growth Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Large Cap Growth Fund on December 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
Banks - United States (2.94%)
State Street Corp.                                      1,520         $188,799
Wells Fargo & Co.                                       3,115          173,467
                                                                  ------------
                                                                       362,266
                                                                  ------------
Broker Services (0.61%)
Schwab (Charles) Corp. (The)                            2,649           75,165
                                                                  ------------
Business Services - Misc. (0.53%)
Paychex, Inc.                                           1,350           65,644
                                                                  ------------
Computers (22.85%)
Adobe Systems, Inc.                                     1,900          110,556
BEA Systems, Inc.*                                      2,550          171,647
Brocade Communications Systems, Inc.*                   1,300          119,356
Cisco Systems, Inc.*                                   13,100          501,075
Compaq Computer Corp.                                   7,720          116,186
EMC Corp.*                                              6,536          434,644
Juniper Networks, Inc.*                                 1,150          144,972
Oracle Corp.*                                          15,200          441,750
Palm, Inc.*                                             3,050           86,353
Redback Networks, Inc.*                                 1,000           41,000
Sun Microsystems, Inc.*                                11,050          308,019
VeriSign, Inc.*                                         1,200           89,025
VERITAS Software Corp.*                                 2,050          179,375
Yahoo! Inc.*                                            2,250           67,887
                                                                  ------------
                                                                     2,811,845
                                                                  ------------
Diversified Operations (8.33%)
General Electric Co.                                   12,170          583,399
Tyco International Ltd.                                 7,942          440,781
                                                                  ------------
                                                                     1,024,180
                                                                  ------------
Electronics (4.87%)
Altera Corp.*                                           3,800           99,988
Analog Devices, Inc.*                                   1,807           92,496
Broadcom Corp. (Class A)*                               1,600          134,400
Flextronics International Ltd. (Singapore)*             3,700          105,450
PMC-Sierra, Inc.*                                         800           62,900
Xilinx, Inc.*                                           2,250          103,781
                                                                  ------------
                                                                       599,015
                                                                  ------------
Fiber Optics (4.14%)
CIENA Corp.*                                            1,600          130,000
JDS Uniphase Corp.*                                     3,200          133,400
SDL, Inc.*                                                500           74,094
Sycamore Networks, Inc.*                                2,600           96,850
TyCom, Ltd. (Bermuda)*                                  3,345           74,844
                                                                  ------------
                                                                       509,188
                                                                  ------------
Finance (4.16%)
Citigroup, Inc.                                         6,149          313,983
MBNA Corp.                                              5,346          197,468
                                                                  ------------
                                                                       511,451
                                                                  ------------
Instruments - Scientific (2.01%)
Applera Corp. - Applied Biosystems Group                1,098          103,281
Waters Corp.*                                           1,723          143,870
                                                                  ------------
                                                                       247,151
                                                                  ------------
Insurance (3.16%)
AFLAC, Inc.                                             1,513          109,220
American International Group, Inc.                      2,834          279,326
                                                                  ------------
                                                                       388,546
                                                                  ------------
Media (3.64%)
Clear Channel Communications, Inc.*                     3,142          152,191
Time Warner, Inc.                                       5,668          296,096
                                                                  ------------
                                                                       448,287
                                                                  ------------
Medical (21.53%)
Cardinal Health, Inc.                                   3,216          320,394
Genentech, Inc.*                                        2,056          167,564
Johnson & Johnson                                       2,408          252,991
Medtronic, Inc.                                         6,668          402,580
Merck & Co., Inc.                                       4,428          414,572
Millennium Pharmaceuticals, Inc.*                       1,800          111,375
Pfizer, Inc.                                           14,080          647,680
Pharmacia Corp.                                         5,446          332,206
                                                                  ------------
                                                                     2,649,362
                                                                  ------------
Mortgage Banking (1.24%)
Fannie Mae                                              1,765          153,114
                                                                  ------------
Retail (7.51%)
Bed Bath & Beyond, Inc.*                                4,600          102,925
Home Depot, Inc. (The)                                  8,490          387,887
Wal-Mart Stores, Inc.                                   8,153          433,128
                                                                  ------------
                                                                       923,940
                                                                  ------------
Telecommunications (11.11%)
American Tower Corp. (Class A)*                         3,120          118,170
Comverse Technology, Inc.*                              1,450          157,506
Corning, Inc.                                           4,703          248,377
McLeodUSA, Inc. (Class A)*                              5,450           76,981
Nokia Corp., American Depositary Receipts
(Finland)                                               7,477          325,249
Nortel Networks Corp.                                   6,896          221,103
Scientific-Atlanta, Inc.                                2,207           71,865
Verizon Communications, Inc.                            2,942          147,468
                                                                  ------------
                                                                     1,366,719
                                                                  ------------
Utilities (1.03%)
AES Corp. (The)*                                        2,292          126,920
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $12,655,003)                                     (99.66%)     12,262,793
                                                                  ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.77%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds, 6.750% thru 8.875%, due
08-15-17 thru 08-15-26) - Note B         5.95%           $95          $95,000
                                                                  ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                      402
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (0.78%)          95,402
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (100.44%)      12,358,195
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.44%)         (53,989)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $12,304,206
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Mid Cap Growth Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Mid Cap Growth Fund on December 31, 2000. Common stocks are broken down by industry groups.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Banks - United States (3.84%)
Fifth Third Bancorp                                     1,700         $101,575
Mellon Financial Corp.                                  3,453          169,844
Northern Trust Corp.                                    2,070          168,834
                                                                  ------------
                                                                       440,253
                                                                  ------------
Beverages (0.82%)
Pepsi Bottling Group, Inc.                              2,362           94,332
                                                                  ------------
Broker Services (1.17%)
Bear Stearns Cos., Inc.                                   831           42,121
Lehman Brothers Holdings, Inc.                          1,364           92,240
                                                                  ------------
                                                                       134,361
                                                                  ------------
Computers (21.07%)
Adobe Systems, Inc.                                     1,200           69,825
Ariba, Inc.*                                            1,700           91,162
Brocade Communications Systems, Inc.*                   2,180          200,151
Commerce One, Inc.                                      2,000           50,625
DST Systems, Inc.*                                        704           47,168
EMC Corp.*                                                910           60,515
Emulex Corp.*                                           1,800          143,887
Exodus Communications, Inc.*                            2,910           58,200
Fiserv, Inc.*                                           1,365           64,752
Handspring, Inc.*                                       2,200           85,663
i2 Technologies, Inc.*                                  3,340          181,612
Interwoven, Inc.*                                       1,000           65,938
Intuit, Inc.*                                           2,900          114,369
McDATA Corp. (Class B)*                                    50            2,738
Mercury Interactive Corp.*                              1,270          114,617
Palm, Inc.*                                             4,250          120,328
Parametric Technology Corp.*                           14,000          188,125
Rational Software Corp.*                                3,220          125,379
Research in Motion Ltd.* (Canada)                       1,010           80,800
Siebel Systems, Inc.*                                   1,600          108,200
SunGard Data Systems, Inc.*                             2,834          133,552
TIBCO Software, Inc.*                                   2,300          110,256
VeriSign, Inc.*                                         1,800          133,538
VERITAS Software Corp.*                                   776           67,900
                                                                  ------------
                                                                     2,419,300
                                                                  ------------
Electronics (12.68%)
Aeroflex, Inc.*                                         7,194          207,389
Alpha Industries, Inc.*                                 2,300           85,100
Amphenol Corp. (Class A)*                               2,344           91,855
Analog Devices, Inc.*                                     985           50,420
Applied Micro Circuits Corp.*                             680           51,032
Flextronics International Ltd.* (Singapore)             5,080          144,780
Jabil Circuit, Inc.*                                    3,571           90,614
Molex, Inc.                                             1,250           44,375
QLogic Corp.*                                           1,450          111,650
Sanmina Corp.*                                          1,320          101,145
Tektronix, Inc.                                         4,826          162,576
Vitesse Semiconductor Corp.*                              930           51,441
Waters Corp.*                                           3,160          263,860
                                                                  ------------
                                                                     1,456,237
                                                                  ------------

Fiber Optics (2.01%)
SDL, Inc.*                                                850          125,959
Sycamore Networks, Inc.*                                2,800          104,300
                                                                  ------------
                                                                       230,259
                                                                  ------------
Finance (4.38%)
Affiliated Managers Group, Inc.*                        1,632           89,556
Concord EFS, Inc.*                                      2,470          108,526
Golden West Financial Corp.                             2,378          160,515
USA Education, Inc.                                     2,120          144,160
                                                                  ------------
                                                                       502,757
                                                                  ------------
Insurance (5.22%)
AFLAC, Inc.                                             2,833          204,507
Ambac Financial Group, Inc.                             3,484          203,161
American General Corp.                                    458           37,327
Everest Re Group Ltd. (Bermuda)                         2,158          154,567
                                                                  ------------
                                                                       599,562
                                                                  ------------
Media (3.47%)
Clear Channel Communications, Inc.*                     2,390          115,766
Hispanic Broadcasting Corp.*                            3,544           90,372
Reader's Digest Association, Inc. (Class A)             2,544           99,534
Univision Communications, Inc. (Class A)*               2,258           92,437
                                                                  ------------
                                                                       398,109
                                                                  ------------
Medical (17.00%)
Alkermes, Inc.*                                         1,800           56,475
Allergan, Inc.                                          1,181          114,336
ALZA Corp.*                                             3,688          156,740
Applera Corp. - Applied Biosystems Group                2,060          193,769
Cardinal Health, Inc.                                   1,874          186,697
Community Health Systems, Inc.*                         2,439           85,365
Express Scripts, Inc. (Class A)*                          750           76,688
Health Management Associates, Inc. (Class A)*           4,209           87,337
HEALTHSOUTH Corp.*                                      8,128          132,588
Human Genome Sciences, Inc.*                              970           67,233
IDEC Pharmaceuticals Corp.*                               400           75,825
Immunex Corp.*                                          3,680          149,500
MedImmune, Inc.*                                        1,740           82,976
Millennium Pharmaceuticals, Inc.*                       3,440          212,850
Oxford Health Plans, Inc.*                              3,100          122,450
Stryker Corp.                                             709           35,868
Trigon Healthcare, Inc.*                                  812           63,184
Wellpoint Health Networks, Inc.*                          454           52,324
                                                                  ------------
                                                                     1,952,205
                                                                  ------------
Oil & Gas (8.42%)
Baker Hughes, Inc.                                      2,960          123,025
BJ Services Co.*                                        2,580          177,697
Cooper Cameron Corp.*                                   1,620          107,021
El Paso Energy Corp.                                    2,632          188,517
R&B Falcon Corp.*                                       6,281          144,070
Santa Fe International Corp.                            2,815           90,256
Weatherford International, Inc.*                        2,889          136,505
                                                                  ------------
                                                                       967,091
                                                                  ------------
Pollution Control (1.52%)
Waste Management, Inc.                                  6,296          174,714
                                                                  ------------
Retail (1.97%)
Bed Bath & Beyond, Inc.*                                4,300           96,212
RadioShack Corp.                                        1,739           74,451
Staples, Inc.*                                          4,650           54,928
                                                                  ------------
                                                                       225,591
                                                                  ------------
Telecommunications (12.90%)
Allegiance Telecom, Inc.*                               5,580          124,242
American Tower Corp. (Class A)*                         4,434          167,938
COLT Telecom Group Plc* American Depositary
Receipts (United Kingdom)                                 374           32,819
Comverse Technology, Inc.*                              1,870          203,129
Crown Castle International Corp.*                       4,060          109,874
Dobson Communications Corp. (Class A)*                 11,480          167,895
Global Crossing Ltd.* (Bermuda)                         5,963           85,345
McLeodUSA, Inc. (Class A)*                             14,430          203,824
Scientific-Atlanta, Inc.                                3,162          102,963
Western Wireless Corp. (Class A)*                       3,850          150,872
XO Communications, Inc. (Class A)*                      7,450          132,703
                                                                  ------------
                                                                     1,481,604
                                                                  ------------
Utilities (2.96%)
Calpine Corp.*                                          3,966          178,718
Dynegy, Inc. (Class A)                                  1,214           68,060
Orion Power Holdings, Inc.*                             2,220           54,668
TNPC, Inc.*                                             3,952           38,779
                                                                  ------------
                                                                       340,225
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $10,826,748)                                    (99.43%)      11,416,600
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (99.43%)      11,416,600
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.57%)          65,250
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $11,481,850
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
December 31, 2000 (Unaudited)
-----------------------------------------------------------------------

The V.A. Mid Cap Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 2000 assigned to country categories.


                                      MARKET VALUE AS A %
COUNTRY DIVERSIFICATION               OF FUND NET ASSETS
-----------------------               ------------------
Bermuda                                      2.09%
Canada                                       0.70
Singapore                                    1.26
United Kingdom                               0.29
United States                               95.09
                                          -------
TOTAL INVESTMENTS                           99.43%
                                          =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Relative Value Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Relative Value Fund on December 31, 2000. It's divided into two main categories: common stocks and bonds. Common stocks and bonds are further broken down by industry groups.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                        ------------     ------------
COMMON STOCKS
Business Services - Misc. (5.70%)
Cendant Corp. *                                                 100,000         $962,500
Iron Mountain, Inc.*                                             25,000          928,125
Moody's Corp.                                                    13,000          333,937
                                                                            ------------
                                                                               2,224,562
                                                                            ------------
Computers (16.24%)
Computer Associates International, Inc.                          36,493          711,614
Dell Computer Corp.*                                             44,450          775,097
Hyperion Solutions Corp.*                                        14,000          216,125
IMS Health, Inc.                                                 10,000          270,000
Microsoft Corp.*                                                 22,000          954,250
MicroStrategy, Inc.*                                             50,000          475,000
Parametric Technology Corp.*                                    153,000        2,055,938
Viant Corp.*                                                     25,000           99,220
Wind River Systems, Inc.*                                        22,950          783,169
                                                                            ------------
                                                                               6,340,413
                                                                            ------------
Cosmetics & Personal Care (1.85%)
Gillette Co.                                                     20,000          722,500
                                                                            ------------
Diversified Operations (4.90%)
Tyco International, Ltd.                                         34,500        1,914,750
                                                                            ------------
Electronics (12.62%)
Alpha Industries, Inc.                                           34,700        1,283,900
Conexant Systems, Inc.*                                          78,300        1,203,862
SBS Technologies, Inc.*                                          17,000          508,938
SCI Systems, Inc.*                                               15,840          417,780
Sony Corp. (Japan)                                                4,800          332,049
Vicor Corp.*                                                     38,900        1,181,588
                                                                            ------------
                                                                               4,928,117
                                                                            ------------
Finance (1.29%)
Citigroup, Inc.                                                   9,841          502,506
                                                                            ------------
Food (0.62%)
Hain Celestial Group, Inc.*                                       7,500          243,750
                                                                            ------------
Insurance (7.11%)
Ace, Ltd. (Bermuda)                                              29,505        1,252,118
Ambac Financial Group, Inc.                                      10,000          583,125
Progressive Corp.                                                 4,000          414,500
XL Capital, Ltd. (Class A)                                        6,032          527,046
                                                                            ------------
                                                                               2,776,789
                                                                            ------------
Machinery (0.68%)
Applied Science & Technology, Inc.*                              22,000          264,000
                                                                            ------------
Media (11.56%)
AT&T Corp. - Liberty Media Group (Class A)*                     145,744        1,976,653
Clear Channel Communications, Inc.*                              11,000          532,812
Pegasus Communications Corp.*                                    40,700        1,048,025
Viacom, Inc. (Class B)*                                          17,000          794,750
XM Satellite Radio Holdings, Inc. (Class A)*                     10,000          160,625
                                                                            ------------
                                                                               4,512,865
                                                                            ------------
Medical (5.37%)
Abbott Laboratories                                              15,500          750,781
Alpharma, Inc. (Class A)                                         12,000          526,500
Apogent Technologies, Inc.*                                      40,000          820,000
                                                                            ------------
                                                                               2,097,281
                                                                            ------------
Oil & Gas (1.19%)
Unocal Corp.                                                     12,000          464,250
                                                                            ------------
Pollution Control (2.13%)
Waste Management, Inc.                                           30,000          832,500
                                                                            ------------
Printing - Commercial (1.42%)
Valassis Communications, Inc.*                                   17,500          552,344
                                                                            ------------
Telecommunications (24.02%)
ANTEC Corp.*                                                     57,750          456,589
CenturyTel, Inc.                                                 35,000        1,251,250
CTC Communications Group, Inc.*                                  60,000          277,500
Hughes Electronics                                               85,000        1,955,000
Lucent Technologies, Inc.                                        95,953        1,295,365
Motient Corp.*                                                   30,000          120,000
Nextel Partners, Inc. (Class A)*                                 28,000          470,750
Sprint Corp.                                                     85,000        1,726,563
TeleCorp PCS, Inc. (Class A)*                                    30,000          671,250
Verizon Communications, Inc.                                     23,000        1,152,875
                                                                            ------------
                                                                               9,377,142
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $43,121,074)                                              (96.70%)      37,753,769
                                                              ---------     ------------

                                  INTEREST     CREDIT         PAR VALUE
                                      RATE    RATING**    (000s OMITTED)
                                     -----    --------    --------------
BONDS
Office (0.21%)
Danka Business Systems Plc,
Conv Note
(United Kingdom) 04-01-02            6.750%      B+                $500           82,500
                                                              ---------     ------------
TOTAL BONDS (Cost $401,957)                                      (0.21%)          82,500
                                                              ---------     ------------
TOTAL INVESTMENTS                                               (96.91%)      37,836,269
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (3.09%)       1,206,343
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $39,042,612
                                                              =========     ============

 * Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc., where Standard & Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the nest assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Small Cap Growth Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Small Cap Growth Fund on December 31, 2000. It's divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (1.00%)
Getty Images, Inc.*                                     6,200         $198,400
                                                                  ------------
Banks - United States (3.42%)
Greater Bay Bancorp.                                    5,800          237,800
Investors Financial Services Corp.                      2,000          172,000
Southwest Bancorp. of Texas, Inc.*                      3,550          152,428
Sterling Bancshares, Inc.                               5,800          114,550
                                                                  ------------
                                                                       676,778
                                                                  ------------
Building (1.08%)
Standard-Pacific Corp.                                  4,350          101,681
Toll Brothers, Inc.*                                    2,750          112,406
                                                                  ------------
                                                                       214,087
                                                                  ------------
Business Services - Misc. (6.19%)
Corporate Executive Board Co. (The)*                    7,350          292,277
Forrester Research, Inc.*                               4,500          225,281
Heidrick & Struggles International, Inc.*               3,800          159,837
Management Network Group, Inc. (The)*                   9,150          108,656
On Assignment, Inc.*                                    8,450          240,825
Pivotal Corp.*                                          2,400           88,950
Quanta Services, Inc.*                                  3,379          108,762
                                                                  ------------
                                                                     1,224,588
                                                                  ------------
Computers (9.97%)
Advent Software, Inc.*                                  3,950          158,247
Aspen Technology, Inc.*                                 1,900           63,175
AvantGo, Inc.*                                          2,600           16,250
Avocent Corp.*                                          2,450           66,150
Broadbase Software, Inc.*                               4,850           30,312
Cerner Corp.*                                           3,300          152,625
Data Return Corp.*                                     10,250           38,437
DigitalThink, Inc.*                                     5,500           93,844
Embarcadero Technologies, Inc.*                         3,600          162,000
Genomica Corp.*                                         1,350            7,130
IDX Systems Corp.*                                      5,750          143,750
IntraNet Solutions, Inc.*                               2,650          135,150
Manugistics Group, Inc.*                                3,500          199,500
M-Systems Flash Disk Pioneers Ltd.* (Israel)            8,350          116,378
National Instruments Corp.*                             2,750          133,547
NetRatings, Inc.*                                       6,500           95,469
Novatel Wireless, Inc.*                                 8,450          104,569
Secure Computing Corp.*                                11,100          109,613
TeleCommunication Systems, Inc. (Class A)*              3,800           12,825
WatchGuard Technologies, Inc.*                          4,200          132,825
                                                                  ------------
                                                                     1,971,796
                                                                  ------------
Consumer Products - Misc. (0.37%)
CoorsTek, Inc.*                                         2,300           72,162
                                                                  ------------
Electronics (14.14%)
Aeroflex, Inc.*                                         7,700          221,976
ATMI, Inc.*                                             5,800          113,100
Brooks Automation, Inc.*                                2,850           79,978
Caliper Technologies Corp.*                             1,200           56,400
Credence Systems Corp.*                                 3,750           86,250
DDi Corp.*                                              6,500          177,125
DuPont Photomasks, Inc.*                                3,950          208,733
Elantec Semiconductor, Inc.*                            2,250           62,437
Electro Scientific Industries, Inc.*                    3,950          110,600
Exar Corp.*                                             4,350          134,782
Kent Electronics Corp.*                                 4,400           72,600
Merix Corp.*                                            5,750           76,906
Microsemi Corp.*                                        4,700          130,719
Nanometrics, Inc.*                                      5,650           78,041
Nu Horizons Electronics Corp.*                          4,175           37,314
Pixelworks, Inc.*                                       3,950           88,381
Plexus Corp.*                                           4,000          121,562
PLX Technology, Inc.*                                   9,600           79,800
Powerwave Technologies, Inc.*                           2,300          134,550
PRI Automation, Inc.*                                   5,400          101,250
Rudolph Technologies, Inc.*                             5,350          161,503
Semtech Corp.*                                          5,700          125,756
Stratos Lightwave, Inc.*                                6,500          110,906
Wilson Greatbatch Technologies, Inc.*                   7,950          224,588
                                                                  ------------
                                                                     2,795,257
                                                                  ------------
Finance (2.98%)
Actrade Financial Technologies, Ltd.*                   5,750          126,859
Affiliated Managers Group, Inc.*                        4,450          244,194
Medallion Financial Corp.                               3,600           52,650
Metris Cos., Inc.                                       6,275          165,111
                                                                  ------------
                                                                       588,814
                                                                  ------------
Instruments - Scientific (0.59%)
Varian, Inc.*                                           3,450          116,869
                                                                  ------------
Insurance (2.83%)
Fidelity National Financial, Inc.                       6,850          253,022
HCC Insurance Holdings, Inc.                            6,250          168,359
Philadelphia Consolidated Holding Corp.*                1,450           44,769
RenaissanceRe Holdings Ltd. (Bermuda)                   1,200           93,975
                                                                  ------------
                                                                       560,125
                                                                  ------------
Machinery (0.63%)
Hydril Co.*                                             7,100          124,694
                                                                  ------------
Media (3.07%)
Entercom Communications Corp.*                          2,000           68,875
Pegasus Communications Corp.*                           1,900           48,925
Radio One, Inc. (Class A)*                              3,750           40,078
Radio One, Inc. (Class D)*                              6,650           73,150
Regent Communications, Inc.*                           19,000          112,813
Scholastic Corp.*                                       2,000          177,250
Westwood One, Inc.*                                     4,450           85,941
                                                                  ------------
                                                                       607,032
                                                                  ------------
Medical (24.45%)
Accredo Health, Inc.*                                   4,700          235,881
Alexion Pharmaceuticals, Inc.*                          2,500          162,344
Alkermes, Inc.*                                         4,450          139,619
Alpharma, Inc. (Class A)                                4,500          197,437
AmeriSource Health Corp. (Class A)*                     5,350          270,175
Arena Pharmaceuticals, Inc.*                              400            6,200
Aurora Biosciences Corp.*                               4,050          127,322
Bindley Western Industries, Inc.                        6,800          282,625
Cell Therapeutics, Inc.*                                3,050          137,441
COR Therapeutics, Inc.*                                 4,100          144,269
Corvas International, Inc.*                             7,900          113,562
CV Therapeutics, Inc.*                                  2,750          194,562
Cytyc Corp.*                                            2,900          181,431
Exelixis, Inc.*                                         5,700           83,362
Genome Therapeutics Corp.*                                550            3,833
Human Genome Sciences, Inc.*                            1,350           93,572
Inhale Therapeutic Systems, Inc.*                       4,400          222,200
Inspire Pharmaceuticals, Inc.*                          4,700          122,494
Invitrogen Corp.*                                       2,500          215,938
LifePoint Hospitals, Inc.*                              5,250          263,156
Lincare Holdings, Inc.*                                 3,750          213,984
NPS Pharmaceuticals, Inc.*                              4,900          235,200
Physiometrix, Inc.*                                     8,300          132,281
Province Healthcare Co.*                                6,100          240,188
Renal Care Group, Inc.*                                 6,850          187,840
Techne Corp.*                                           4,200          151,463
Titan Pharmaceuticals, Inc.*                            4,300          152,091
Transgenomic, Inc.*                                     3,450           36,225
Vascular Solutions, Inc.*                               5,450           40,194
Virologic, Inc.*                                        7,750           70,719
Visible Genetics, Inc.* (Canada)                        4,650          175,538
                                                                  ------------
                                                                     4,833,146
                                                                  ------------
Oil & Gas (9.38%)
Dril-Quip, Inc.*                                        2,750           94,016
Hanover Compressor Co.*                                 5,859          261,092
Marine Drilling Cos., Inc.*                             9,000          240,750
Newfield Exploration Co.*                               6,200          294,113
Patterson Energy, Inc.*                                 5,800          216,050
Pride International, Inc.*                              9,900          243,788
Spinnaker Exploration Co.*                                450           19,125
Stone Energy Corp.*                                     3,600          232,380
Universal Compression Holdings, Inc.*                   6,700          252,506
                                                                  ------------
                                                                     1,853,820
                                                                  ------------
Printing - Commercial (0.81%)
Houghton Mifflin Co.                                    3,450          159,994
                                                                  ------------
Retail (9.27%)
99 Cents Only Stores*                                   5,840          159,870
Brightpoint, Inc.*                                     19,850           69,475
Columbia Sportswear Co.*                                3,950          196,512
Cost Plus, Inc.*                                        6,750          198,281
Gymboree Corp. (The)*                                   6,100           84,637
Insight Enterprises, Inc.*                              6,675          119,733
P.F. Chang's China Bistro, Inc.*                        1,800           56,588
Performance Food Group Co.*                             2,200          112,784
RARE Hospitality International, Inc.*                   7,375          164,555
ScanSource, Inc.*                                       4,450          173,550
Tech Data Corp.*                                        4,700          127,120
Too, Inc.*                                              6,250           78,125
Tweeter Home Entertainment Group, Inc.*                 5,600           68,250
Whole Foods Market, Inc.*                               3,650          223,106
                                                                  ------------
                                                                     1,832,586
                                                                  ------------
Schools/Education (2.95%)
Corinthian Colleges, Inc.*                              5,000          189,687
Education Management Corp.*                             5,150          184,112
ProsoftTraining.com*                                    7,500           90,938
University of Phoenix Online*                           3,650          117,712
                                                                  ------------
                                                                       582,449
                                                                  ------------
Steel (1.26%)
Lone Star Technologies, Inc.*                           6,450          248,325
                                                                  ------------
Telecommunications (3.54%)
AirGate PCS, Inc.*                                      4,350          154,425
o2wireless Solutions, Inc.*                             1,400           13,038
Powertel, Inc.*                                         1,350           83,616
Rural Cellular Corp. (Class A)*                         2,400           71,100
SBA Communications Corp.*                               5,950          244,322
UbiquiTel, Inc.*                                        5,350           29,425
WJ Communications, Inc.*                                7,350          104,738
                                                                  ------------
                                                                       700,664
                                                                  ------------
Transport (1.82%)
Expeditors International of Washington, Inc.            3,300          177,169
Forward Air Corp.*                                      4,900          182,831
                                                                  ------------
                                                                       360,000
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $17,936,487)                                    (99.75%)      19,721,586
                                                    ---------     ------------

                                       INTEREST     PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.73%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01  (Secured by U.S. Treasury
Bonds,  6.750% thru 8.875%, due
08-15-17 thru 08-15-26)  - Note B        5.95%           $144          144,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                      527
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (0.73%)         144,527
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (100.48%)      19,866,113
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.48%)         (94,451)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $19,771,662
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Sovereign Investors Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Sovereign Investors Fund on December 31, 2000. It is divided into three main categories: common stocks, U.S. government obligations and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                   NUMBER OF           MARKET
ISSUER, DESCRIPTION                                                   SHARES            VALUE
-------------------                                             ------------     ------------
COMMON STOCKS
Advertising (2.55%)
Interpublic Group of Cos., Inc. (The)                                 33,200       $1,413,075
                                                                                 ------------
Banks - United States (7.37%)
Chase Manhattan Corp. (The)*                                          30,000        1,363,125
Mellon Financial Corp.                                                25,000        1,229,688
State Street Corp.                                                     5,000          621,050
Wells Fargo Co.                                                       15,500          863,156
                                                                                 ------------
                                                                                    4,077,019
                                                                                 ------------
Beverages (1.52%)
PepsiCo, Inc.                                                         17,000          842,563
                                                                                 ------------
Chemicals (1.48%)
Air Products & Chemicals, Inc.                                        20,000          820,000
                                                                                 ------------
Computers (7.35%)
Automatic Data Processing, Inc.                                        8,000          506,500
Cisco Systems, Inc.*                                                  25,000          956,250
Compaq Computer Corp.                                                 30,000          451,500
Hewlett-Packard Co.                                                    8,000          252,500
International Business Machines Corp.                                 12,500        1,062,500
Sun Microsystems, Inc.*                                               30,000          836,250
                                                                                 ------------
                                                                                    4,065,500
                                                                                 ------------
Diversified Operations (2.94%)
Minnesota Mining & Manufacturing Co.                                  11,200        1,349,600
Tyco International Ltd.                                                5,000          277,500
                                                                                 ------------
                                                                                    1,627,100
                                                                                 ------------
Electronics (6.67%)
Emerson Electric Co.                                                  14,700        1,158,544
General Electric Co.                                                  19,800          949,163
Intel Corp.                                                           16,000          481,000
Motorola, Inc.                                                        31,000          627,750
Texas Instruments, Inc.                                               10,000          473,750
                                                                                 ------------
                                                                                    3,690,207
                                                                                 ------------
Finance (4.93%)
Citigroup, Inc.                                                       29,500        1,506,344
Household International, Inc.                                         15,000          825,000
Morgan Stanley Dean Witter & Co.                                       5,000          396,250
                                                                                 ------------
                                                                                    2,727,594
                                                                                 ------------
Furniture (0.65%)
Leggett & Platt, Inc.                                                 19,000          359,813
                                                                                 ------------
Insurance (5.45%)
AFLAC, Inc.                                                           12,400          895,125
American General Corp.                                                15,000        1,222,500
American International Group, Inc.                                     9,093          896,229
                                                                                 ------------
                                                                                    3,013,854
                                                                                 ------------
Machinery (1.65%)
Dover Corp.                                                           22,500          912,656
                                                                                 ------------

Media (3.29%)
Gannett Co., Inc.                                                     19,400        1,223,413
McGraw-Hill Cos., Inc. (The)                                          10,200          597,975
                                                                                 ------------
                                                                                    1,821,388
                                                                                 ------------
Medical (12.58%)
Abbott Laboratories                                                   26,000        1,259,375
American Home Products Corp.                                          13,000          826,150
Bard (C.R.), Inc.                                                     12,800          596,000
Baxter International, Inc.                                            11,100          980,269
Johnson & Johnson                                                      9,000          945,563
Merck & Co., Inc.                                                      9,000          842,625
Pfizer, Inc.                                                          19,250          885,500
Schering-Plough Corp.                                                 11,000          624,250
                                                                                 ------------
                                                                                    6,959,732
                                                                                 ------------
Mortgage Banking (4.22%)
Fannie Mae                                                            15,000        1,301,250
Freddie Mac                                                           15,000        1,033,125
                                                                                 ------------
                                                                                    2,334,375
                                                                                 ------------
Office (1.50%)
Avery Dennison Corp.                                                  15,150          831,356
                                                                                 ------------
Oil & Gas (6.78%)
Chevron Corp.                                                         17,200        1,452,325
Conoco, Inc. (Class B)                                                30,000          868,125
Exxon Mobil Corp.                                                     10,184          885,372
Royal Dutch Petroleum Co., American Depositary
Receipts (Netherlands)                                                 9,000          545,063
                                                                                 ------------
                                                                                    3,750,885
                                                                                 ------------
Paper & Paper Products (2.43%)
Kimberly-Clark Corp.                                                  19,000        1,343,110
                                                                                 ------------
Retail (5.91%)
Home Depot, Inc. (The)                                                 9,000          411,188
Lowe's Cos., Inc.                                                     28,000        1,246,000
McDonald's Corp.                                                      14,000          476,000
SYSCO Corp.                                                           16,400          492,000
Target Corp.                                                          20,000          645,000
                                                                                 ------------
                                                                                    3,270,188
                                                                                 ------------
Telecommunications (4.35%)
CenturyTel, Inc.                                                      35,000        1,251,250
Verizon Communications, Inc.                                          23,000        1,152,875
                                                                                 ------------
                                                                                    2,404,125
                                                                                 ------------
Tobacco (1.99%)
Philip Morris Cos., Inc.                                              25,000        1,100,000
                                                                                 ------------

Utilities (3.89%)
ALLTEL Corp.                                                          17,000        1,061,434
SBC Communications, Inc.                                              22,844        1,090,800
                                                                                 ------------
                                                                                    2,152,234
                                                                                 ------------
TOTAL COMMON STOCKS
(Cost $42,749,147)                                                   (89.50%)      49,516,774
                                                                   ---------     ------------

                                           INTEREST     CREDIT      PAR VALUE
                                             RATE      RATING**  (000s OMITTED)
                                           --------    --------   ------------
U.S. GOVERNMENT OBLIGATIONS
Government - U.S. (0.73%)
United States Treasury, Note 09-30-02        5.88%       AAA            $400          404,188
                                                                                 ------------
TOTAL U.S. GOVERNMENT
AND AGENCIES SECURITIES
(Cost $401,813)                                                       (0.73%)         404,188
                                                                   ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.69%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds,  6.750% thru 8.875%, due
08-15-17 thru 08-15-26) - Note B             5.95%                      5,365       5,365,000
                                                                                 ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                                       6
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS                                          (9.69%)       5,365,006
                                                                   ---------     ------------
TOTAL INVESTMENTS                                                    (99.92%)      55,285,968
                                                                   ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                     (0.08%)          42,130
                                                                   ---------     ------------
TOTAL NET ASETS                                                     (100.00%)     $55,328,098
                                                                   =========     ============

 * Non-income producing security.

** Credit ratings are rated by Moody's Investor Services or John
   Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. International Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on December 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Australia (2.11%)
BHP, Ltd. (Diversified Operations)                      3,797          $40,044
Lend Lease Corp., Ltd. (Real Estate Operations)         1,113           10,366
National Australia Bank, Ltd. (Banks - Foreign)           580            9,296
News Corp., Ltd. (The), American Depositary
Receipts  (ADR) (Media)                                 3,580           27,884
OneSteel, Ltd.* (Steel)                                     1                1
Publishing & Broadcasting, Ltd. (Media)                 1,195            8,674
ResMed, Inc.* (Medical)                                   900            3,652
Securenet, Ltd.* (Computers)                            5,477           14,648
Telstra Corp., Ltd. (Telecommunications)                1,999            7,143
Westpac Banking Corp., Ltd. (Banks - Foreign)             805            5,909
Woodside Petroleum, Ltd. (Oil & Gas)                    3,294           27,026
                                                                  ------------
                                                                       154,643
                                                                  ------------
Belgium (0.41%)
Fortis (B) (Insurance)                                    378                4
UCB SA (Medical)                                          800           29,657
                                                                  ------------
                                                                        29,661
                                                                  ------------
Brazil (1.09%)
Companhia Brasileira de Distribuicao Grupo  Pao
de Acucar (ADR) (Retail)                                  720           26,280
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                      380           27,693
Uniao de Bancos Brasileiros SA, Global Depositary
Receipts (GDR) (Finance)                                  890           26,199
                                                                  ------------
                                                                        80,172
                                                                  ------------
Canada (4.86%)
BCE, Inc. (Telecommunications)                            729           21,040
Bombardier, Inc. (Diversified Operations)               5,000           77,151
Celestica, Inc.* (Electronics)                            580           31,314
Nortel Networks Corp. (Telecommunications)              3,369          108,348
Sun Life Financial Services of Canada (Insurance)       2,339           62,361
Thomson Corp. (Computers)                                 949           36,308
Weston (George) Ltd. (Food)                               356           19,956
                                                                  ------------
                                                                       356,478
                                                                  ------------
China (0.15%)
Shandong International Power Development Co.,
Ltd.  (Utilities)                                      70,000           11,039
                                                                  ------------
Denmark (0.59%)
Vestas Wind Systems AS (Utilities)                        800           43,310
                                                                  ------------
Finland (1.53%)
Nokia Oyj (Telecommunications)                          2,520          112,398
                                                                  ------------
France (6.02%)
Alcatel SA (Telecommunications)                         1,620           92,031
Dassault Systemes SA (Computers)                          300           20,564
Renault SA (Automobile/Trucks)                            720           37,522
Schneider Electric SA (Machinery)                         360           26,266
Societe Generale (Banks - Foreign)                        950           59,054
Total Fina Elf SA (Oil & Gas)                             830          123,452
Vivendi SA (Diversified Operations)                     1,250           82,280
                                                                  ------------
                                                                       441,169
                                                                  ------------
Germany (3.72%)
Allianz AG (Insurance)                                    290          108,543
BASF AG (Chemicals)                                       617           27,908
Dresdner Bank AG (Banks - Foreign)                        420           18,319
Muenchener Rueckversicherungs-Gesellschaft AG
(Insurance)                                               147           52,599
Siemens AG (Diversified Operations)                       500           65,354
                                                                  ------------
                                                                       272,723
                                                                  ------------
Greece (0.38%)
Hellenic Telecommunications Organization SA (ADR)
 (Telecommunications)                                   3,800           27,550
                                                                  ------------
Hong Kong (2.34%)
Aeon Credit Service Co., Ltd. (Finance)                29,400            8,952
ASM Pacific Technology, Ltd. (Electronics)              3,500            4,981
Cathay Pacific Airways (Transport)                      2,000            3,692
Cheung Kong Holdings, Ltd. (Real Estate
Operations)                                             2,000           25,578
China Everbright, Ltd. (Finance)                       16,000           16,513
China Resources Enterprise, Ltd.  (Diversified
Operations)                                            14,000           17,860
Giordano International, Ltd. (Retail)                   4,000            1,846
Guoco Group, Ltd. (Finance)                             4,000           11,924
Hang Seng Bank, Ltd. (Banks - Foreign)                    700            9,423
Hongkong Electric Holdings, Ltd. (Utilities)            1,000            3,692
HSBC Holdings Plc (Banks - Foreign)                     1,437           21,372
Hutchison Whampoa, Ltd. (Diversified Operations)        2,000           24,937
Sun Hung Kai Properties, Ltd.  (Real Estate
Operations)                                             1,000            9,968
Swire Pacific, Ltd. (Class A) (Diversified
Operations)                                             1,500           10,770
                                                                  ------------
                                                                       171,508
                                                                  ------------
India (0.43%)
Infosys Technologies, Ltd. (ADR) (Computers)              130           11,992
Videsh Sanchar Nigam, Ltd. (ADR)
(Telecommunications)                                    1,575           19,687
                                                                  ------------
                                                                        31,679
                                                                  ------------
Ireland (0.52%)
CRH Plc (Building)                                      2,050           38,153
                                                                  ------------
Israel (0.32%)
Bank Hapoalim, Ltd. (Banks - Foreign)                   8,100           23,498
                                                                  ------------
Italy (3.06%)
Assicurazioni Generali SpA (Insurance)                  2,700          107,243
ENI SpA (Oil & Gas)                                    11,070           70,684
Riunione Adriatica di Sicurta SpA (Insurance)           2,982           46,510
                                                                  ------------
                                                                       224,437
                                                                  ------------
Japan (21.09%)
Aiful Corp. (Finance)                                     300           24,484
Asahi Glass Co., Ltd. (Glass Products)                  3,000           24,746
Daibiru Corp. (Real Estate Operations)                  3,000           21,256
Daito Trust Construction Co., Ltd.  (Real Estate
Operations)                                             2,000           35,864
Fuji Television Network, Inc. (Media)                       3           20,889
Fujitsu, Ltd. (Computers)                               2,000           29,461
Inax Corp. (Building)                                   4,000           20,189
Katokichi Co., Ltd. (Food)                              2,000           52,484
Kirin Brewery Co., Ltd. (Beverages)                     6,000           53,691
Kurita Water Industries, Ltd. (Pollution Control)       1,000           13,077
Kyocera Corp. (Electronics)                               300           32,724
Maeda Corp. (Building)                                 15,000           51,566
Marui Co., Ltd. (Retail)                                4,000           60,357
Matsushita Electric Industrial Co., Ltd.
(Electronics)                                           3,000           71,641
Max Co., Ltd. (Machinery)                               2,000           19,244
Melco, Inc. (Computers)                                   600           12,544
Mitsubishi Estate Co., Ltd. (Real Estate
Operations)                                             2,975           31,749
Mitsui Fudosan Co., Ltd. (Real Estate Operations)       6,000           59,570
Murata Manufacturing Co., Ltd. (Electronics)              100           11,721
NEC Corp. (Electronics)                                 1,000           18,282
Nippon Meat Packers, Inc. (Food)                        3,000           40,833
Nissan Motor Co., Ltd. (Automobile/Trucks)              8,000           46,046
Nissin Food Products Co., Ltd. (Food)                   1,000           24,405
Nitto Denko Corp. (Electronics)                           900           24,405
Nomura Securities Co., Ltd. (Broker Services)           2,000           35,952
NTT DoCoMo, Inc. (Telecommunications)                       1           17,232
Orix Corp. (Leasing Companies)                            100           10,024
Q.P. Corp. (Food)                                       9,000           74,633
Rohm Co., Ltd. (Electronics)                              200           37,964
Santen Pharmaceutical Co., Ltd. (Medical)               1,000           19,769
Sekisui House, Ltd. (Building)                          5,000           45,705
Sharp Corp. (Electronics)                               1,000           12,054
Shin-Etsu Chemical Co., Ltd. (Chemicals)                1,000           38,488
Shiseido Co., Ltd. (Cosmetics & Personal Care)          3,000           33,459
Sony Corp. (Electronics)                                1,000           69,104
Stanley Electric Co., Ltd. (Electronics)                3,000           27,292
Sumitomo Bakelite Co., Ltd. (Chemicals)                 2,000           18,422
Sumitomo Metal Mining Co., Ltd. (Metal)                 5,000           26,155
Takefuji Corp. (Finance)                                  300           18,894
Terumo Corp. (Medical)                                  1,000           21,868
Toho Gas Co., Ltd. (Oil & Gas)                         13,000           23,312
Tokyo Electric Power Co., Inc. (Utilities)              2,400           59,517
Tokyu Corp. (Transport)                                 4,000           21,554
Toshiba Corp. (Electronics)                             3,000           20,049
Toyota Motor Corp. (Automobile/Trucks)                  2,200           70,241
Yamanouchi Pharmaceutical Co., Ltd. (Medical)           1,000           43,212
                                                                  ------------
                                                                     1,546,128
                                                                  ------------
Malaysia (0.39%)
Petronas Gas Berhad (Oil & Gas)                        17,000           28,855
                                                                  ------------
Mexico (0.20%)
Telefonos de Mexico SA (ADR) (Telecommunications)         320           14,440
                                                                  ------------
Netherlands (4.57%)
AEGON NV (Insurance)                                    1,400           57,921
Akzo Nobel NV (Chemicals)                                 630           33,838
ING Groep NV (Banks - Foreign)                          1,050           83,885
Koninklijke Ahold NV (Retail)                           2,245           72,433
Koninklijke Numico NV (Food)                              720           36,238
Unilever Plc (Food)                                     5,900           50,552
                                                                  ------------
                                                                       334,867
                                                                  ------------
New Zealand (0.13%)
Auckand International Airport, Ltd. (Transport)         3,900            5,419
Telecom Corp of New Zealand, Ltd.
(Telecommunications)                                    2,000            4,257
                                                                  ------------
                                                                         9,676
                                                                  ------------
Norway (0.90%)
Tomra Systems ASA * (Machinery)                         3,400           66,084
                                                                  ------------
Singapore (0.67%)
Capitaland, Ltd.* (Real Estate Operations)              2,000            3,464
DBS Group Holdings, Ltd. (Banks - Foreign)              1,000           11,316
Flextech Holdings, Ltd. (Electronics)                   2,000            1,097
Keppel Capital Holdings, Ltd. (Finance)                 1,250            1,653
Neptune Orient Lines, Ltd. (Transport)                  4,000            3,141
Overseas Union Bank, Ltd. (Banks - Foreign)             1,000            4,677
Pacific Century Regional Developments, Ltd.
(Real Estate Operations)                                5,000            2,555
Singapore Technologies Engineering, Ltd.
(Engineering/R&D Services)                              7,000           11,276
United Overseas Bank, Ltd. (Banks - Foreign)            1,000            7,506
Wing Tai Holdings, Ltd. (Real Estate Operations)        3,000            2,182
                                                                  ------------
                                                                        48,867
                                                                  ------------
South Africa (0.75%)
DataTec, Ltd.* (Computers)                              5,000           23,788
Remgro, Ltd. (Diversified Operations)                   4,600           31,307
                                                                  ------------
                                                                        55,095
                                                                  ------------
South Korea (0.68%)
Samsung Electronics Co. (Electronics)                     135           16,862
Shinhan Bank (Banks - Foreign)                          1,700           13,976
SK Telecom Co., Ltd. (Telecommunications)                  95           19,000
                                                                  ------------
                                                                        49,838
                                                                  ------------
Sweden (1.36%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                    5,800           66,056
Nordic Baltic Holding AB (Banks - Foreign)              4,250           33,522
                                                                  ------------
                                                                        99,578
                                                                  ------------
Switzerland (2.47%)
Novartis AG (Medical)                                      68          120,192
Roche Holding AG (Medical)                                  6           61,114
                                                                  ------------
                                                                       181,306
                                                                  ------------
Taiwan (0.89%)
Hon Hai Precision Industry Co., Ltd.
(Electronics)                                           2,000           10,145
Taiwan Semiconductor Manufacturing Co., Ltd.*
(Electronics)                                          12,000           28,804
United Microelectronics Corp.* (Electronics)           18,000           26,141
                                                                  ------------
                                                                        65,090
                                                                  ------------
Thailand (0.11%)
Shin Satellite Pcl* (Telecommunications)               11,500            7,751
                                                                  ------------
Turkey (0.17%)
Dogan Yayin Holding AS* (Diversified Operations)    1,738,100           12,058
                                                                  ------------
United Kingdom (10.39%)
Barclay's Plc (Banks - Foreign)                           900           27,884
BP Amoco Plc (Oil & Gas)                                9,200           74,287
Centrica Plc (Utilities)                               17,240           66,832
CGNU Plc (Insurance)                                    1,400           22,651
Energis Plc* (Telecommunications)                       5,550           37,345
GlaxoSmithKline Plc* (Medical)                          6,149          173,778
Granada Compass Plc (Diversified Operations)            3,000           32,680
HSBC Holdings Plc (Banks - Foreign)                     9,000          132,558
Marconi Plc (Telecommunications)                        2,500           26,878
Reckitt Benckiser Plc (Soap & Cleaning
Preparations)                                           3,000           41,360
Vodafone AirTouch Plc (Telecommunications)             34,080          125,106
                                                                  ------------
                                                                       761,359
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $5,094,561)                                     (72.30%)       5,299,410
                                                    ---------     ------------

                                        INTEREST     PAR VALUE
                                          RATE    (000s OMITTED)
                                        --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.21%)
Investment in a joint repurchase
agreement  transaction with UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01  (Secured by U.S. Treasury
Bonds,  10.750% and 13.875% due
02-15-03 and 05-15-11) - Note B           5.95%           $89           89,000
                                                                  ------------
                                                      NUMBER
                                                    OF SHARES
                                                    ---------
Cash Equivalents (12.74%)
Navigator Securities Lending Prime
Portfolio**                                           933,457          933,457
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                          (13.95%)       1,022,457
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (86.25%)       6,321,867
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                     (13.75%)       1,007,772
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)      $7,329,639
                                                    =========     ============

 * Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




Industry Diversification (Unaudited)
-----------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at December 31, 2000 assigned to the various investment categories.

                               MARKET VALUE AS A %
INVESTMENT CATEGORIES          OF FUND NET ASSETS
-----------------------        ------------------
Automobile/Trucks                            2.10%
Banks - Foreign                              6.30
Beverages                                    0.73
Broker Services                              0.49
Building                                     2.12
Chemicals                                    1.62
Computers                                    2.04
Cosmetics & Personal Care                    0.46
Diversified Operations                       5.14
Electronics                                  6.06
Engineering/R&D Services                     0.15
Finance                                      1.48
Food                                         4.08
Glass Products                               0.34
Insurance                                    6.25
Leasing Companies                            0.14
Machinery                                    1.52
Media                                        0.78
Medical                                      6.46
Metal                                        0.36
Oil & Gas                                    4.74
Pollution Control                            0.18
Real Estate Operations                       3.01
Retail                                       2.20
Soap & Cleaning Preparations                 0.56
Steel                                        0.00
Telecommunications                          10.01
Transport                                    0.46
Utilities                                    2.52
Short-Term Investments                      13.95
                                          -------
TOTAL INVESTMENTS                           86.25%
                                          =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Financial Industries Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on December 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCK
Banks - Foreign (4.63%)
Bipop-Carire SpA (Italy)                              107,000         $698,175
HSBC Holdings Plc (United Kingdom)                     85,000        1,250,681
Nordic Baltic Holding (Sweden)                        178,020        1,353,789
                                                                  ------------
                                                                     3,302,645
                                                                  ------------
Banks - Midwest (7.22%)
Fifth Third Bancorp                                    49,250        2,942,688
Northern Trust Corp.                                   27,100        2,210,344
                                                                  ------------
                                                                     5,153,032
                                                                  ------------
Banks - Money Center (3.36%)
Citigroup, Inc.                                        47,000        2,399,938
                                                                  ------------
Banks - Northeast (3.53%)
State Street Corp.                                     20,300        2,521,461
                                                                  ------------
Banks - Superregional (8.25%)
Bank of New York Co., Inc.                             39,500        2,179,906
FleetBoston Financial Corp.                            30,536        1,147,009
Wells Fargo & Co.                                      46,000        2,561,625
                                                                  ------------
                                                                     5,888,540
                                                                  ------------
Broker Services (8.49%)
Legg Mason, Inc.                                       24,500        1,335,250
Merrill Lynch & Co., Inc.                              33,500        2,284,280
Schwab (Charles) Corp. (The)                           86,076        2,442,407
                                                                  ------------
                                                                     6,061,937
                                                                  ------------
Computer - Services (9.32%)
Automatic Data Processing, Inc.                        13,000          823,063
BISYS Group, Inc. (The)*                               42,000        2,189,250
First Data Corp.                                       28,500        1,501,594
Fiserv, Inc.*                                          45,000        2,134,688
                                                                  ------------
                                                                     6,648,595
                                                                  ------------
Computer - Software (1.35%)
Intuit, Inc.*                                          24,500          966,219
                                                                  ------------
Finance - Consumer Loans (7.25%)
American Express Co.                                   44,400        2,439,225
Household International, Inc.                          17,000          935,000
MBNA Corp.                                             48,650        1,797,009
                                                                  ------------
                                                                     5,171,234
                                                                  ------------
Finance - Investment Management (8.62%)
Amvescap Plc, American Depositary Receipts (ADR)
(United Kingdom)                                       53,000        2,305,500
Morgan Stanley Dean Witter & Co.                       24,000        1,902,000
Price (T. Rowe) Associates, Inc.                       46,000        1,944,218
                                                                  ------------
                                                                     6,151,718
                                                                  ------------
Insurance - Brokers (2.79%)
Marsh & McLennan Cos., Inc.                            17,000        1,989,000
                                                                  ------------
Insurance - Life (11.01%)
AFLAC, Inc.                                            37,000        2,670,938
American General Corp.                                 25,700        2,094,550
Protective Life Corp.                                  48,000        1,548,000
Reinsurance Group of America, Inc.                     43,500        1,544,250
                                                                  ------------
                                                                     7,857,738
                                                                  ------------
Insurance - Multi Line (3.29%)
Allmerica Financial Corp.                              15,600        1,131,000
Fortis (NL) NV (Netherlands)                           37,454        1,216,659
                                                                  ------------
                                                                     2,347,659
                                                                  ------------
Insurance - Property & Casualty (13.35%)
Ambac Financial Group, Inc.                            45,750        2,667,797
American International Group, Inc.                     25,625        2,525,664
MBIA, Inc.                                             29,000        2,149,625
XL Capital Ltd. (Class A)                              25,000        2,184,375
                                                                  ------------
                                                                     9,527,461
                                                                  ------------
Mortgage & RE Services (2.74%)
Fannie Mae                                             22,500        1,951,875
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $48,938,306)                                    (95.20%)      67,939,052
                                                                  ------------

                                        INTEREST     PAR VALUE
                                          RATE    (000s OMITTED)
                                        --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.91%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Date 12-29-00, due
01-02-01  (Secured by U.S. Treasury
Bonds, 6.750% thru 8.875%,  due
08-15-17 thru 08-15-26)  - Note B         5.95%        $3,504        3,504,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company  Daily
Interest Savings Account  Current Rate
5.20%                                                                      879
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (4.91%)       3,504,879
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (100.11%)      71,443,931
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.11%)         (77,335)
                                                    ---------     ------------
TOTAL NET ASETS                                      (100.00%)     $71,366,596
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
December 31, 2000 (Unaudited)

-----------------------------------------------------------------------
The V.A. Financial Industries Fund invests primarily in equity securities in the financial sector in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at December 31, 2000 assigned to the various countries.

                               MARKET VALUE AS A %
COUNTRY DIVERSIFICATION        OF FUND NET ASSETS
-----------------------        ------------------
Italy                                        0.98%
Netherlands                                  1.70
Sweden                                       1.90
United Kingdom                               4.98
United States                               90.55
                                          -------
TOTAL INVESTMENTS                          100.11%
                                          =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Regional Bank Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank Fund on December 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION, STATE                             SHARES            VALUE
--------------------------                       ------------     ------------
COMMON STOCKS
Superregional Banks (6.87%)
Mellon Financial Corp. (PA)                             8,500         $418,094
U.S. Bancorp (MN)                                       7,500          218,906
Wells Fargo & Co. (CA)                                  5,500          306,281
                                                                  ------------
                                                                       943,281
                                                                  ------------
Banks - Money Center (4.92%)
Chase Manhattan Corp. (The) (NY)                        7,000          318,062
Citigroup, Inc. (NY)                                    7,000          357,437
                                                                  ------------
                                                                       675,499
                                                                  ------------
Banks - United States (79.05%)
BancFirst Corp. (OK)                                    1,500           59,531
BancWest Corp. (HI)                                    16,000          418,000
BB&T Corp. (NC)                                         4,000          149,250
Cascade Bancorp (OR)                                   33,010          445,635
Chittenden Corp. (VT)                                   7,500          227,344
City National Corp. (CA)                                8,000          310,500
Comerica, Inc. (MI)                                     4,500          267,187
Commerce Bancshares, Inc. (MO)                         12,047          511,998
Community First Bankshares, Inc. (ND)                  10,000          188,750
Cullen/Frost Bankers, Inc. (TX)                         6,500          271,781
Fifth Third Bancorp (OH)                                8,592          513,372
Financial Institutions, Inc. (NY)                      19,750          266,625
First Midwest Bancorp., Inc. (IL)                       5,000          143,750
FirstMerit Corp. (OH)                                   5,000          133,672
Independent Bank Corp. (MI)                            23,887          471,768
M & T Bank Corp. (NY)                                   4,500          306,000
Marshall & Ilsley Corp. (WI)                            3,500          177,905
Mercantile Bankshares Corp. (MD)                        9,500          410,281
Mid-State Bancshares (CA)                              15,000          532,500
Mississippi Valley Bancshares, Inc. (MO)               10,350          304,031
National Commerce Bancorp. (TN)                        14,465          358,009
Northrim Bank (AK)                                     16,695          169,037
Pacific Capital Bancorp. (CA)                          13,500          379,688
PNC Financial Service Group (PA)                        3,500          255,719
Prosperity Bancshares, Inc. (TX)                       14,000          276,500
SJNB Financial Corp. (CA)                               8,000          292,000
SouthTrust Corp. (AL)                                   4,000          162,750
Southwest Bancorp. of Texas, Inc.* (TX)                 5,000          214,688
Sterling Bancshares, Inc. (TX)                         12,000          237,000
Summit Bancshares, Inc. (TX)                           14,800          320,975
Texas Regional Bancshares, Inc. (Class A) (TX)         11,000          357,500
Umpqua Holdings Corp. (OR)                             38,000          323,000
Valley National Bancorp. (NJ)                          15,700          523,006
Whitney Holding Corp. (LA)                              5,500          199,719
Yardville National Bancorp. (NJ)                       25,000          301,563
Zions Bancorp. (UT)                                     6,000          374,625
                                                                  ------------
                                                                    10,855,659
                                                                  ------------
Thrifts (4.19%)
Charter One Financial, Inc. (OH)                        6,017          173,741
First Financial Holdings, Inc. (SC)                    12,300          242,156
Warren Bancorp., Inc. (MA)                             20,000          160,000
                                                                  ------------
                                                                       575,897
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $10,935,579)                                    (95.03%)      13,050,336
                                                                  ------------

                                        INTEREST     PAR VALUE
ISSUER, DESCRIPTION                       RATE    (000s OMITTED)
-------------------                     --------  --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.94%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01  (Secured by U.S. Treasury
Bonds,  6.750% thru 8.875%, due
08-15-17 thru 08-15-26)  - Note B          5.95%         $679          679,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Current
Rate 5.20%                                                                 382
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (4.94%)         679,382
                                                    ---------     ------------
TOTAL INVESTMENTS                                     (99.97%)      13,729,718
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.03%)           3,712
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $13,733,430
                                                    =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Technology Fund

Schedule of Investments
December 31, 2000
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Technology Fund on December 31, 2000. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Computer - Graphics (1.34%)
Cadence Design Systems, Inc.*                           6,850         $188,375
                                                                  ------------
Computer - Internet Services (10.56%)
America Online, Inc.*                                  10,325          359,310
Art Technology Group, Inc.*                             3,800          116,138
Ask Jeeves, Inc.*                                       2,820            6,874
DoubleClick, Inc.*                                        700            7,700
Exodus Communications, Inc.*                            7,700          154,000
Exult, Inc.*                                            3,400           45,050
Genuity, Inc.*                                          5,000           25,312
Infospace, Inc.*                                        6,750           59,696
Inktomi Corp.*                                          2,975           53,178
Openwave Systems, Inc.*                                 2,600          124,638
Portal Software, Inc.*                                  3,300           25,884
RealNetworks, Inc.*                                     5,750           49,953
ScreamingMedia, Inc.*                                   8,350           25,050
TIBCO Software, Inc.*                                   2,500          119,844
VeriSign, Inc.*                                         2,300          170,631
VerticalNet, Inc.*                                      3,000           19,969
Viant Corp.*                                            1,700            6,747
Vignette Corp.*                                         6,250          112,500
                                                                  ------------
                                                                     1,482,474
                                                                  ------------
Computer - Local Networks (5.24%)
Cisco Systems, Inc.*                                   10,500          401,625
JNI Corp.*                                              3,300           74,869
Lucent Technologies, Inc.                               2,600           35,100
Network Appliance, Inc.*                                3,500          224,656
                                                                  ------------
                                                                       736,250
                                                                  ------------
Computer - Memory Devices (6.97%)
EMC Corp.*                                              6,600          438,900
Emulex Corp.*                                           2,400          191,850
VERITAS Software Corp.*                                 3,775          330,312
Western Digital Corp.*                                  6,950           16,941
                                                                  ------------
                                                                       978,003
                                                                  ------------
Computer - Micro/Macro (1.44%)
Dell Computer Corp.*                                    6,600          115,088
Gateway, Inc.*                                          4,800           86,352
                                                                  ------------
                                                                       201,440
                                                                  ------------
Computer - Services (0.64%)
Unisys Corp.*                                           6,150           89,944
                                                                  ------------
Computer - Software (17.35%)
BEA Systems, Inc.*                                      6,550          440,897
Citrix Systems, Inc.*                                  10,300          231,750
i2 Technologies, Inc.*                                  4,300          233,812
Mercury Interactive Corp.*                              6,075          548,269
Microsoft Corp.*                                        2,000           86,750
Oracle Corp.*                                          12,150          353,109
Networks Associates, Inc.*                              3,000           12,562
Parametric Technology Corp.*                            9,900          133,031
Rational Software Corp.*                                5,650          219,997
SmartForce Plc,* American Depositary Receipt
(ADR) (Ireland)                                         4,700          176,544
                                                                  ------------
                                                                     2,436,721
                                                                  ------------
Electronics - Components Misc. (5.37%)
Sanmina Corp.*                                          2,800          214,550
SCI Systems, Inc.*                                      3,800          100,225
Solectron Corp.*                                       12,950          439,005
                                                                  ------------
                                                                       753,780
                                                                  ------------
Electronics - Products Misc. (1.70%)
Aeroflex, Inc.*                                         8,300          239,273
                                                                  ------------
Electronics - Semiconductor Components (10.70%)
Altera Corp.*                                           2,650           69,728
Amkor Technology, Inc.*                                 3,250           50,426
Analog Devices, Inc.*                                   5,350          273,853
Applied Materials, Inc.*                                4,725          180,436
Applied Science & Technology, Inc.*                     1,200           14,400
ASM Lithography Holding N.V.* (Netherlands)             3,500           78,969
Atmel Corp.*                                           13,250          154,031
Cypress Semiconductor Corp.*                            4,750           93,516
Integrated Device Technology, Inc.*                     4,150          137,469
Intel Corp.                                             2,000           60,125
KLA-Tencor Corp.*                                       2,800           94,325
Micron Technology, Inc.                                 7,100          252,050
PRI Automation, Inc.*                                   2,300           43,125
                                                                  ------------
                                                                     1,502,453
                                                                  ------------
Fiber Optics (7.06%)
CIENA Corp.*                                            3,500          284,375
Corning, Inc.                                           5,900          311,594
Finisar Corp.*                                          7,050          204,450
JDS Uniphase Corp.*                                     3,100          129,231
Sycamore Networks, Inc.*                                1,650           61,462
                                                                  ------------
                                                                       991,112
                                                                  ------------
Media - Radio/TV (0.36%)
Infinity Broadcasting Corp. (Class A)*                  1,800           50,287
                                                                  ------------
Telecom - Equipment (4.91%)
Advanced Fibre Communications, Inc.*                    4,150           74,959
ANTEC Corp.*                                            1,220            9,646
Nokia Corp. (ADR) (Finland)                             5,750          250,125
Nortel Networks Corp. (Canada)                          6,400          205,200
QUALCOMM, Inc.*                                         1,550          127,391
Tut Systems, Inc.*                                      2,750           22,687
                                                                  ------------
                                                                       690,008
                                                                  ------------
Telecom - Services (1.44%)
Global Crossing Ltd.* (Bermuda)                         9,250          132,391
Global Light Telecommunications, Inc.* (Canada)         1,600            6,960
Metromedia Fiber Network, Inc. (Class A)*               5,300           53,663
Primus Telecommunications Group, Inc. *                 4,250            9,828
                                                                  ------------
                                                                       202,842
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $14,432,054)                                     (75.08%)     10,542,962
                                                                  ------------

                                        INTEREST     PAR VALUE
                                          RATE    (000s OMITTED)
                                        --------  --------------
SHORT-TERM INVESTMENTS
Government - U.S. Agencies (10.68%)
FHLMC Discount Note Due 01-02-01          5.05%       $1,500         1,499,369
                                                                  ------------
Joint Repurchase Agreement (19.57%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds,  6.750% thru 8.875%, due
08-15-17 thru 08-15-26)  - Note B         5.95         2,748         2,747,789
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                      792
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                         (30.25%)        4,247,950
                                                   ---------      ------------
TOTAL INVESTMENTS                                   (105.33%)       14,790,912
                                                   ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                     (5.33%)         (748,868)
                                                   ---------      ------------
TOTAL NET ASSETS                                    (100.00%)      $14,042,044
                                                   =========      ============

* Non-income producing security

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




Portfolio Concentration
December 31, 2000 (Unaudited)

-----------------------------------------------------------------------
The V.A. Technology Fund invests primarily in equity securities of technology companies in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at December 31, 2000 assigned to the various countries.

                               MARKET VALUE AS A %
COUNTRY DIVERSIFICATION        OF FUND NET ASSETS
-----------------------        ------------------
Bermuda                                      0.94%
Canada                                       1.51
Finland                                      1.78
Ireland                                      1.26
Netherlands                                  0.56
United States                               99.28
                                          -------
TOTAL INVESTMENTS                          105.33%
                                          =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Bond Fund

Schedule of Investments
December 31, 2000
--------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Bond Fund on December 31, 2000. It is divided into three main categories: bonds, warrants and short-term investments. Bonds and warrants are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                         INTEREST    CREDIT         PAR VALUE           MARKET
ISSUER, DESCRIPTION                                          RATE    RATING*    (000s OMITTED)           VALUE
--------------------------                               --------    -------    --------------   -------------
BONDS
Aerospace (0.70%)
Lockheed Martin Corp.,
Bond 12-01-29                                              8.500%     BBB-               $75           $84,880
Raytheon Co.,
Note 03-01-03                                              7.900      BBB-                40            41,017
Note 03-01-10                                              8.300      BBB-                45            49,135
                                                                                                 -------------
                                                                                                       175,032
                                                                                                 -------------
Automobile/Trucks (0.66%)
ERAC USA Finance Co.,
Note 02-15-05 (R)                                          6.625      BBB+                19            18,426
Note 12-15-09 (R)                                          7.950      BBB+                35            36,094
Ford Capital B.V.,
Gtd Deb (Netherlands)  05-15-02 (Y)                        9.875      A                   50            52,044
Ford Motor Co.,
Note 07-16-31                                              7.450      A                   65            60,161
                                                                                                 -------------
                                                                                                       166,725
                                                                                                 -------------
Banks - Foreign (0.83%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom)  10-15-04 (Y)                    8.200      AA-                 30            31,849
Royal Bank of Scotland Plc,
Bond (United Kingdom)  03-31-05 (Y)                        8.817      A-                  30            31,641
Scotland International Finance No. 2,
B.V., Gtd Sub Note (Netherlands)  11-01-06 (R) (Y)         8.850      A                   95           104,251
UBS PFD Funding Trust I,
Gtd Bond 10-01-49                                          8.622#     AA-                 40            41,905
                                                                                                 -------------
                                                                                                       209,646
                                                                                                 -------------
Banks - United States (0.94%)
Bank of America Corp.,
Jr Sub Note 02-15-10                                       7.800      A                   60            62,441
Bank of New York,
Cap Security 12-01-26 (R)                                  7.780      A-                  50            46,179
BNP Paribas Capital Trust,
Sub Note 12-27-49 (R)                                      9.003#     A-                  45            46,849
National Westminster Bank Plc --
New York Branch, Sub Note 05-01-01                         9.450      A+                   5             5,041
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                  8.250      A-                  20            18,837
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                     10.125      A                   15            16,467
Security Pacific Corp.,
Sub Note 03-01-01                                         11.000      A                   40            40,260
                                                                                                 -------------
                                                                                                       236,074
                                                                                                 -------------
Beverages (0.12%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                                 8.750      B+                  30            29,700
                                                                                                 -------------
Chemicals (0.17%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                          6.000      A-                  45            43,614
                                                                                                 -------------
Cosmetics & Personal Care (0.19%)
Procter & Gamble Co.,
Deb 01-15-26                                               6.450      AA                  50            47,919
                                                                                                 -------------
Energy (0.63%)
Enron Corp.,
Note 08-15-05 (R)                                          8.000      BBB+                60            62,402
MidAmerican Energy Holdings,
Sr Bond 09-15-28                                           8.480      BBB-                60            64,901
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                 9.625      B                   30            30,000
                                                                                                 -------------
                                                                                                       157,303
                                                                                                 -------------
Finance (4.32%)
Boeing Capital Corp.,
Sr Note 09-27-10                                           7.375      AA-                 60            64,577
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                          6.000      A-                  30            29,859
Citigroup, Inc.,
Sub Note 10-01-10                                          7.250      A+                  85            87,958
EES Coke Battery Co., Inc.,
Sr Sec Note Ser A 04-15-02 (R)                             7.125      BBB                  3             3,194
Ford Credit Auto Owner Trust,
Pass Thru Ctf Ser 2000-F Class A-3  11-15-04               6.580      AAA                115           116,905
Ford Motor Credit Co.,
Note 04-28-03                                              6.125      A                   35            34,771
General Electric Capital Corp.,
Med Term Note Ser A 11-15-10                               6.875      AAA                 65            68,044
General Motors Acceptance Corp.,
Note 07-15-05                                              7.500      A                   60            61,726
Household Finance Corp.,
Note 11-01-02                                              5.875      A                   70            69,431
Sr Unsub Note 02-01-09                                     5.875      A                   30            27,572
HSBC Capital Funding, L.P.,
Gtd Note (Channel Islands)  12-31-49 (R) (Y)               9.547#     A-                  55            60,338
ING Capital Funding Trust III,
Gtd Trust Preferred Security  12-31-49                     8.439#     A                   50            50,756
Marlin Water Trust/Marlin Water
Capital Corp., Sr Sec Note 12-15-01 (R)                    7.090      BBB                 30            30,039
Midland Funding Corp. I,
Deb Ser C-94 07-23-02                                     10.330      BBB-                 7             6,882
Sec Deb Ser C-91 07-23-02                                 10.330      BBB-                 9             9,584
Midland Funding Corp. II,
Deb Ser A 07-23-05                                        11.750      BB+                 65            68,843
MMCA Automobile Trust,
Pass Thru Ctf Ser 2000-2 Class A-4  06-15-05               6.860      AAA                100           102,182
Nisource Finance Corp.,
Gtd Bond 11-15-10 (R)                                      7.875      BBB                 55            57,528
Spear Leeds & Kellogg, L.P.,
Note 08-15-05 (R)                                          8.250      A+                  40            42,393
Toyota Auto Receivables Owner Trust,
Asset Backed Note Ser 2000-B  Class A-4 04-15-07           6.800      AAA                 90            91,800
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A  06-15-04 (R)                    8.400      BBB-                 3             2,972
                                                                                                 -------------
                                                                                                     1,087,354
                                                                                                 -------------
Food (0.20%)
Earthgrains Co. (The),
Note 08-01-03                                              8.375      BBB                 50            50,665
                                                                                                 -------------
Government - Foreign (0.39%)
Nova Scotia, Province of,
Deb (Canada) 11-15-19 (Y)                                  8.250      A-                  20            23,285
Quebec, Province of,
Deb (Canada) 09-15-29 (Y)                                  7.500      A+                  70            74,704
                                                                                                 -------------
                                                                                                        97,989
                                                                                                 -------------
Government - U.S. (36.85%)
United States Treasury,
Bond 08-15-17                                              8.875      AAA                482           655,144
Bond 02-15-23                                              7.125      AAA              1,360         1,620,522
Bond 08-15-29                                              6.125      AAA                230           250,162
Note 08-15-03                                              5.750      AAA              1,665         1,689,192
Note 02-15-05                                              7.500      AAA              1,025         1,114,524
Note 07-15-06                                              7.000      AAA              1,142         1,242,998
Note 05-15-08                                              5.625      AAA              2,375         2,437,344
Note 08-15-10                                              5.750      AAA                255           267,232
                                                                                                 -------------
                                                                                                     9,277,118
                                                                                                 -------------
Government - U.S. Agencies (24.03%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 12-01-12                               6.500      AAA                 31            31,120
15 Yr Pass Thru Ctf 11-01-14                               7.000      AAA                 52            53,032
30 Yr Pass Thru Ctf 06-01-29                               6.000      AAA                 19            18,200
Note 04-15-03                                              5.750      AAA                310           310,629
Note 09-15-09                                              6.625      AAA                780           812,783
Note 01-15-30                                              7.125      AAA                240           268,649
Pass Thru Ctf Ser 1997-M8 Class A-1  01-25-22              6.940      AAA                  3             2,684
Government National Mortgage Assn.,
30 Yr Pass thru Ctf 07-15-26                               8.000      AAA                 23            23,747
30 Yr Pass Thru Ctf  04-15-28 to 06-15-29                  6.500      AAA              3,153         3,117,377
30 Yr Pass Thru Ctf  06-15-28 to 07-15-29                  7.000      AAA              1,284         1,289,673
30 Yr Pass Thru Ctf  10-15-29 to 10-15-30                  7.500      AAA                118           120,016
                                                                                                 -------------
                                                                                                     6,047,910
                                                                                                 -------------
Insurance (0.61%)
AXA, Sub Note (France) 12-15-30 (Y)                        8.600      A-                  50            51,815
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                  6.950      A+                  15            15,099
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                  7.625      AA                   5             4,928
MONY Group, Inc. (The),
Sr Note 12-15-05                                           7.450      A-                  30            30,447
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                  7.500      AA-                  5             4,449
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                                  6.625      AA-                 20            19,732
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                       7.875      A-                  25            25,989
                                                                                                 -------------
                                                                                                       152,459
                                                                                                 -------------
Leisure (0.31%)
HMH Properties, Inc.,
Gtd Sr Note Ser A 08-01-05                                 7.875      BB                  30            28,875
MGM Mirage, Inc.,
Gtd Sr Note 09-15-10                                       8.500      BBB-                30            30,749
Waterford Gaming LLC/Waterford
Gaming Finance Corp., Sr Note 03-15-10 (R)                 9.500      B+                  20            19,100
                                                                                                 -------------
                                                                                                        78,724
                                                                                                 -------------
Media (2.27%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                     9.250      B+                  17            16,405
Sr Note Ser B 07-15-03                                     8.125      B+                  15            13,931
British Sky Broadcasting Group Plc,
Gtd Sr Note (United Kingdom)  07-15-09 (Y)                 8.200      BB+                 40            37,638
Clear Channel Communications, Inc.,
Note 06-15-05                                              7.875      BBB-                40            41,337
Continental Cablevision, Inc.,
Sr Note 05-15-06                                           8.300      A                   60            62,316
CSC Holdings, Inc.,
Sr Note Ser B 07-15-09                                     8.125      BB+                 55            55,525
Sr Sub Deb 05-15-16                                       10.500      BB-                 20            21,900
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                       8.625      B+                  45            40,725
Jones Intercable, Inc.,
Sr Note 04-15-08                                           7.625      BBB                 90            91,301
Lenfest Communications, Inc.,
Sr Note 11-01-05                                           8.375      BBB                 40            42,822
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                     8.500      B+                  20            18,300
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                        8.250      BBB-                20            18,418
TCI Communications, Inc.,
Sr Deb 02-15-26                                            7.875      A                   45            42,261
Time Warner, Inc.,
Deb 01-15-13                                               9.125      BBB                 58            67,415
                                                                                                 -------------
                                                                                                       570,294
                                                                                                 -------------
Medical (0.46%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                             10.750      B+                  37            35,520
Fresenius Medical Care
Capital Trust II, Gtd Trust  Preferred Security
02-01-08                                                   7.875      B+                  10             9,225
HCA - The Healthcare Co.,
Note 09-01-10                                              8.750      BB+                 20            21,050
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                      10.750      B+                  23            24,495
Tenet Healthcare Corp.,
Sr Note 01-15-05                                           8.000      BB+                 25            25,313
                                                                                                 -------------
                                                                                                       115,603
                                                                                                 -------------
Metal (0.32%)
WMC Finance (USA), Ltd.,
Gtd Note (Australia) 11-15-03 (Y)                          6.500      A                   80            80,029
                                                                                                 -------------
Mortgage Banking (5.52%)
AMRESCO Residential Securities Corp.
Mortgage Loan Trust, Pass Thru Ctf  Ser 1998-1
Class A-6 08-25-27                                         6.510      AAA                150           149,555
Citibank Credit Card Master Trust I,
Class A Credit Card Part Cert  Ser 1997-2
02-15-04                                                   6.550      AAA                130           130,650
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1  08-15-08              6.790      Aaa                 73            74,577
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5  08-15-25               8.100      AAA                 10            10,063
Credit Suisse First Boston Mortgage
Securities Corp.,
Commercial Mtg Pass Thru Ctf
Ser 1998-C1 Class A-1A 12-17-07                            6.260      AAA                 20            20,221
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9  02-15-29               6.570      AAA                145           144,297
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C1 Class A-2  09-15-06              6.853      Aaa                 50            50,953
Pass Thru Ctf Ser 1997-C2 Class A-3  11-15-07              6.566      Aaa                175           174,631
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4  03-20-25               6.600      AAA                 15            14,864
LB Commercial Conduit Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1  08-15-07              6.410      Aaa                 52            51,851
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7  12-15-38              6.485      AAA                 16            15,840
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1  10-15-06
(R)                                                        6.830      AAA                228           230,773
Pass Thru Ctf Ser 1999-CAM1 Class A-3  11-15-08            6.920      AAA                140           143,866
Salomon Brothers Mortgage Securities
VII, Inc., Mtg Pass Thru Ctf  Ser 1997-HUD2 Class
A-2 07-25-24                                               6.750      Aaa                  6             5,987
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2  06-25-15              7.965      AAA                105           106,805
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8  06-15-28              7.220      AAA                  9             9,103
Pass Thru Ctf Ser 1997-B Class A-6  10-15-28               6.900      AAA                 55            55,453
                                                                                                 -------------
                                                                                                     1,389,489
                                                                                                 -------------
Oil & Gas (1.90%)
Alberta Energy Co., Ltd.,
Note (Canada) 09-15-30 (Y)                                 8.125      BBB+                45            48,028
Amerada Hess Corp.,
Bond 10-01-29                                              7.875      BBB+                70            73,390
Apache Finance Canada Corp.,
Note (Canada) 12-15-29 (Y)                                 7.750      BBB+                75            79,207
El Paso Energy Corp.,
Med Term Note 10-15-30                                     8.050      BBB                 75            78,926
Louis Dreyfus Natural Gas Corp.,
Note 12-01-07                                              6.875      BBB                 40            39,697
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                           10.125      BBB-                15            17,837
Ocean Energy, Inc.,
Gtd Sr Sub Note Ser B 07-15-07                             8.875      BB+                 20            20,700
Petroleum Geo-Services ASA,
Sr Note (Norway) 03-30-28 (Y)                              7.125      BBB                 50            40,692
Santa Fe Snyder Corp.,
Sr Sub Note 06-15-07                                       8.750      BBB+                20            21,132
Tosco Corp.,
Note 02-15-30                                              8.125      BBB                 55            59,173
                                                                                                 -------------
                                                                                                       478,782
                                                                                                 -------------
Paper & Paper Products (0.19%)
International Paper Co.,
Note 07-08-05 (R)                                          8.125      BBB+                45            46,637
                                                                                                 -------------
Real Estate Investment Trust (0.57%)
American Health Properties, Inc.,
Note 01-15-07                                              7.500      BBB-                20            19,080
Cabot Industrial Properties, L.P.,
Note 05-01-04                                              7.125      BBB-                25            24,925
Camden Property Trust,
Sr Note 04-15-04                                           7.000      BBB                 30            29,801
Liberty Property, L.P.,
Med Term Note 06-05-02                                     6.600      BBB-                40            41,037
ProLogis Trust,
Sr Note 04-15-04                                           6.700      BBB+                25            24,756
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                              7.300      BB                   5             4,913
                                                                                                 -------------
                                                                                                       144,512
                                                                                                 -------------
Telecommunications (2.01%)
BellSouth Capital Funding Corp.,
Deb 02-15-30                                               7.875      AA-                 50            51,556
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon
(10.125%, 05-01-04) (Canada)

05-01-09 (A) (Y)                                            Zero      B3                  30            24,000
Cox Communications, Inc.,
Note 11-01-10                                              7.750      BBB                 40            41,321
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                     8.125      BBB+                60            65,217
LCI International, Inc.,
Sr Note 06-15-07                                           7.250      BBB+                30            29,978
McLeodUSA, Inc.,
Sr Note 11-01-08                                           9.500      B+                  25            22,750
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                             12.000      BBB                 15            16,500
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                    11.500      B                   40            35,600
Qwest Capital Funding, Inc.,
Gtd Note 07-15-28                                          6.875      BBB+                65            57,407
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04)
04-15-09 (A)                                                Zero      B3                  25            17,000
Verizon Global Funding Corp.,
Bond 12-01-30 (R)                                          7.750      A+                  70            72,073
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                          11.500      CCC+                20            21,950
Sr Note 11-15-09                                          10.375      B-                  10            10,775
WorldCom, Inc.,
Note 05-15-06                                              8.000      A-                  40            40,864
                                                                                                 -------------
                                                                                                       506,991
                                                                                                 -------------
Transportation (2.55%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B  01-02-08                        6.930      A-                   3             3,290
Burlington Northern & Santa Fe
Railway Co., Deb 08-15-30                                  7.950      BBB+                70            72,758
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1997-2C  06-30-04                        7.206      BBB                102           101,835
Pass Thru Ctf Ser 1999-1A  02-02-19                        6.545      AA+                 58            56,722
Delta Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1  Class A-2 11-18-10               7.570      AAA                 45            47,655
Northwest Airlines, Inc.,
Gtd Note 03-15-04                                          8.375      BB                  25            24,536
Pass Thru Ctf Ser 1996-1D  01-02-15                        8.970      BBB-                 5             4,772
NWA Trust,
Sr Note Ser A 12-21-12                                     9.250      AA                  37            41,165
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A  06-01-04                     7.750      AAA                 61            62,568
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1  01-01-14               7.783      AAA                 75            78,191
Pass Thru Ctf Ser 2000-2 Class A-1  04-01-12               7.032      AAA                 70            70,398
US Airways, Inc.,
Pass Thru Ctf Ser 1989-A2  01-01-13                        9.820      BB-                 40            35,650
Pass Thru Ctf Ser 1990-A1  03-19-05                       11.200      BB-                 35            35,994
Wisconsin Central Transportation Corp.,
Note 04-15-08                                              6.625      BBB-                 8             7,479
                                                                                                 -------------
                                                                                                       643,013
                                                                                                 -------------
Utilities (5.53%)
AES Corp.,
Sr Note 06-01-09                                           9.500      BB                  35            36,225
Sr Note 09-15-10                                           9.375      BB                  20            20,350
Sr Sub Note 07-15-06                                      10.250      B+                  10            10,400
AES Eastern Energy, L.P.,
Pass Thru Ctf Ser 1999-A  01-02-17                         9.000      BBB-                25            25,755
Avon Energy Partners Holdings,
Sr Note (United Kingdom)  12-11-02 (R) (Y)                 6.730      BBB+                40            39,693
Beaver Valley Funding Corp.,
Deb 06-01-07                                               8.625      BB-                 60            62,145
Sec Lease Oblig Bond 06-01-17                              9.000      BB-                 23            25,081
BVPS II Funding Corp.,
Collateralized Lease Bond  06-01-17                        8.890      BB-                  5             5,512
Calpine Corp.,
Sr Note 08-15-05                                           8.250      BB+                 70            71,004
Sr Note 04-01-08                                           7.875      BB+                 15            14,700
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                     9.500      BB+                 45            46,575
Sr Sec Note Ser D 11-01-17                                 7.880      BB+                 20            20,401
CMS Energy Corp.,
Sr Note 05-15-02                                           8.125      BB                  60            60,023
Sr Note 10-15-07                                           9.875      BB                  15            15,563
Sr Note Ser B 01-15-04                                     6.750      BB                  55            51,975
Connecticut Light & Power Co.,
1st Mtg Ser C 06-01-02                                     7.750      BBB-                45            45,177
East Coast Power LLC,
Sr Sec Note 03-31-12                                       7.066      BBB-                30            28,730
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                     10.250      BBB-                38            42,370
GG1B Funding Corp.,
Deb 01-15-11                                               7.430      BBB-                25            24,523
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                             9.400      A+                  30            37,800
Gtd Bond Ser HY (Canada)  01-15-22 (Y)                     8.400      A+                  20            23,636
Iberdrola International B.V.,
Note 10-01-02                                              7.500      AA-                 35            35,833
Keyspan Corp.,
Note 11-15-10                                              7.625      A                   45            47,768
Long Island Lighting Co.,
Deb 03-15-23                                               8.200      A-                  40            39,800
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                      8.770      BBB                 44            46,317
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                     9.050      BB+                 15            15,211
Northeast Utilities,
Note Ser A 12-01-06                                        8.580      BB+                  6             6,366
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6  03-01-09               6.050      AAA                 35            34,627
Pass Thru Ctf Ser 2000-A Class A-3  03-01-10               7.625      AAA                125           134,541
Pinnacle One Partners, L.P.,
Sr Note 08-15-04 (R)                                       8.830      BBB-                25            25,657
PNPP II Funding Corp.,
Deb 05-30-16                                               9.120      BB-                 40            43,271
Puget Sound Energy, Inc.,
1st Mtg Med Term Note Ser C  02-01-11                      7.690      A-                  40            41,786
Sierra Pacific Resources,
Note 05-15-05                                              8.750      BBB                 45            47,163
TXU Corp.,
Gtd Note 01-30-37                                          8.175      BBB-                35            33,121
Waterford 3 Funding Corp.,
Sec Lease Oblig Bond  01-02-17                             8.090      BBB-                61            63,217
Xcel Energy, Inc.,
Sr Note 12-01-10                                           7.000      BBB+                70            70,075
                                                                                                 -------------
                                                                                                     1,392,391
                                                                                                 -------------
TOTAL BONDS
(Cost $22,605,396)                                                                   (92.27%)       23,225,973
                                                                                   ---------     -------------

                                                                                     NUMBER
                                                                                  OF WARRANTS
                                                                                  -----------
WARRANTS
Telecommunications (0.00%)
MetroNet Communications Corp.  (Canada) (R) (Y) *                                          5               475
                                                                                                 -------------
TOTAL WARRANTS
(Cost $51)                                                                            (0.00%)              475
                                                                                   ---------     -------------

                                                                    INTEREST      PAR VALUE
                                                                      RATE     (000s OMITTED)
                                                                   ---------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.38%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds,  6.750% thru 8.875%, due
08-15-17 thru 08-15-26)  - Note B                                     5.950%          $1,606        $1,606,000
                                                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                                                      749
                                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                                                          (6.38%)        1,606,749
                                                                                   ---------      ------------
TOTAL INVESTMENTS                                                                    (98.65%)       24,833,197
                                                                                   ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                     (1.35%)          339,520
                                                                                   ---------      ------------
TOTAL NET ASSETS                                                                    (100.00%)      $25,172,717
                                                                                   =========      ============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,088,743 or 4.33% of net assets as of December 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc., where Standard & Poor's ratings are not available.

  # Represents rate in effect on December 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. High Yield Bond Fund

Schedule of Investments
December 31, 2000
-----------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. High Yield Bond Fund on December 31, 2000. It is divided into four main categories: bonds, common stocks, pre ferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term invest ments, which represent the Fund's
"cash" position, are  listed last.

                                                    INTEREST      CREDIT       PAR VALUE            MARKET
ISSUER, DESCRIPTION                                     RATE     RATING*  (000s OMITTED)            VALUE
------------------------------------------         ---------  ----------  --------------     -------------
BONDS
Aerospace (0.06%)
Compass Aerospace Corp.,
Gtd Sr Sub Note Ser D 04-15-05                        10.125%     CCC-               $25            $4,250
                                                                                             -------------
Agricultural Operations (0.03%)
Iowa Select Farms L.P./ISF Finance, Inc.,
Sr Sub Note 12-01-05 (B) (R)                          10.750      D                   10             2,200
                                                                                             -------------
Automobile/Trucks (0.91%)
AM General Corp.,
Sr Note Ser B 05-01-02                                12.875      B                   50            46,500
J.B. Poindexter & Co., Inc.,
Sr Note 05-15-04                                      12.500      B                   25            19,500
                                                                                             -------------
                                                                                                    66,000
                                                                                             -------------
Building (0.24%)
Amatek Industries Property Ltd.,
Sr Sub Note (Australia)  02-15-08 (Y)                 12.000      B                   25            17,000
                                                                                             -------------
Business Services - Misc. (0.19%)
AP Holdings, Inc.,
Sr Disc Note, Step Coupon (11.25%, 03-15-03)
03-15-08 (A)                                            Zero      CCC+               200            14,000
                                                                                             -------------
Chemicals (2.87%)
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09                                  10.125      B+                 100            95,000
Huntsman ICI Holdings LLC,
Sr Disc Note 12-31-09                                   Zero      B+                  75            20,531
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) (Y)                        10.625      B+                 125            91,250
                                                                                             -------------
                                                                                                   206,781
                                                                                             -------------
Consumer Products Misc. (0.82%)
Diamond Brands Operating Corp.,
Sr Sub Note 04-15-08                                  10.125      CCC                100            40,000
Indesco International, Inc.,
Sr Sub Note 04-15-08                                   9.750      D                  100            19,000
                                                                                             -------------
                                                                                                    59,000
                                                                                             -------------
Containers (3.71%)
Gaylord Container Corp.,
Sr Note Ser B 06-15-07                                 9.375      B-                  15             9,450
Sr Sub Note Ser B 02-15-08                             9.875      CCC+               100            40,000
Kappa Beheer B.V.,
Sr Sub Bond (Netherlands)  07-15-09 (Y)               10.625      B                   75            75,750
Sr Sub Bond, Step Coupon (12.50%, 07-15-04)
(Netherlands) 07-15-09  (A) (E)                         Zero      B                  100            64,232
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                              10.875      CCC+                20            17,900
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental  Int Cert)
04-01-02                                              12.250      B-                  60            60,600
                                                                                             -------------
                                                                                                   267,932
                                                                                             -------------

Cosmetics & Personal Care (0.08%)
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08 (B)                              11.000      D                   75             6,000
                                                                                             -------------
Diversified Operations (0.84%)
Diamond Holdings Plc,
Bond (United Kingdom)  02-01-08 #                     10.000      B-                  50            60,462
                                                                                             -------------
Energy (1.48%)
AEI Resources, Inc./AEI Resources Holdings, Inc.,
Gtd Note 12-15-05 (R)                                 10.500      CCC-                75             6,750
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                             9.625      B                  100           100,000
                                                                                             -------------
                                                                                                   106,750
                                                                                             -------------
Food (3.11%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                  11.875      B                  100            66,500
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (Y)                      11.750      B+                 125            86,250
RAB Holdings, Inc.,
Sr Note 05-01-08 (R)                                  13.000      Caa2               120            72,000
                                                                                             -------------
                                                                                                   224,750
                                                                                             -------------
Insurance (0.62%)
Willis Corroon Corp.,
Gtd Sr Sub Note 02-01-09                               9.000      B+                  50            44,750
                                                                                             -------------
Leisure (2.02%)
Claridge Hotel & Casino Corp.,
1st Mtg Note 02-01-02 (B)                             11.750      Ca1                 50            35,000
Fitzgeralds Gaming Corp.,
Gtd Sr Sec Note Ser B  12-15-04 (B)                   12.250      Caa1                50            28,000
Production Resource Group LLC,
Sr Sub Note 01-15-08                                  11.500      CCC-                25             5,250
SC International Services, Inc.,
Sr Sub Note Ser B 09-01-07                             9.250      B                   30            28,500
Trump Atlantic City Associates,
1st Mtg Note 05-01-06                                 11.250      B-                  75            49,125
                                                                                             -------------
                                                                                                   145,875
                                                                                             -------------
Machinery (0.23%)
Glasstech, Inc.,
Sr Note Ser B 07-01-04                                12.750      B3                  25            16,250
                                                                                             -------------
Manufacturing (0.17%)
ICON Health & Fitness, Inc.,
Gtd Note 09-27-05                                     12.000      B                   22            12,210
                                                                                             -------------

Media (3.31%)
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon (12.625%,
03-01-03)  03-01-08 (A)                                 Zero      B-                  50            20,000
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                12.500      CCC+                35            36,400
Regional Independent Media Group Plc,
Sr Disc Note, Step Coupon (12.875%, 07-01-03)
(United Kingdom)  07-01-08 (A) #                        Zero      B-                  20            23,737
Sr Note (United Kingdom)  07-01-08 (Y)                10.500      B-                   5             5,112
Sirius Satellite Radio, Inc.,
Sr Disc Note, Step Coupon (15.00%, 12-01-02)
12-01-07 (A)                                            Zero      CCC+               110            45,100
United International Holdings, Inc.,
Sr Disc Note, Step Coupon (10.75%, 02-15-03)
02-15-08 (A)                                            Zero      B-                  75            29,250
XM Satellite Radio, Inc.,
Sr Sec Note 03-15-10                                  14.000      CCC+               150            79,500
                                                                                             -------------
                                                                                                   239,099
                                                                                             -------------
Medical (0.55%)
Total Renal Care Holdings, Inc.,
Conv Sub Note 05-15-09 (R)                             7.000      B-                  50            39,375
                                                                                             -------------
Metal (6.38%)
Apatief Freeport Finance Co. B.V. (P.T.),
Sr Note 04-15-01                                       9.750      CCC+               280           263,200
Doe Run Resources Corp.,
Gtd Sr Note Ser B 03-15-03                            13.070***   B-                  25            12,500
Gtd Sr Note Ser B 03-15-05                            11.250      B-                  10             5,000
Freeport-McMoRan Copper & Gold, Inc.,
Sr Note 11-15-06                                       7.500      CCC+                75            44,250
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                 12.000      BB-                 25            22,250
Great Lakes Acquisition Corp.,
Sr Disc Deb, Step Coupon (13.125%, 05-15-03)
05-15-09 (A)                                            Zero      B-                 200            36,000
TVX Gold, Inc.,
Conv Sub Note (Canada)  03-28-02 (Y)                   5.000      B-                 100            77,000
                                                                                             -------------
                                                                                                   460,200
                                                                                             -------------
Oil & Gas (8.99%)
Comstock Resources, Inc.,
Gtd Sr Note 05-01-07                                  11.250      B                   75            77,438
Giant Industries, Inc.,
Sr Sub Note 11-15-03                                   9.750      B+                  25            24,312
Gothic Production Corp.,
Sr Sec Note Ser B 05-01-05                            11.125      CCC                100           107,000
Key Energy Services, Inc.,
Conv Sub Note 09-15-04                                 5.000      B3                 143           120,120
Conv Sub Note 09-15-04 (R)                             5.000      B3                  80            67,200
Sr Sub Note Ser B 01-15-09                            14.000      B-                 100           113,750
Mariner Energy, Inc.,
Sr Sub Note Ser B 08-01-06                            10.500      B-                  10             9,600
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway)  06-01-08 (Y)                10.250      B-                  55            48,400
Universal Compression, Inc.,
Sr Disc Note, Step Coupon (9.875%, 02-15-03)
02-15-08 (A)                                            Zero      B                  100            81,000
                                                                                             -------------
                                                                                                   648,820
                                                                                             -------------
Paper & Paper Products (3.25%)
APP China Group Ltd.,
Unit (Sr Disc Note & Warrant)  (Indonesia)
03-15-10 (R) (Y)                                      14.000      CCC+               250            95,000
APP Finance (VII) Mauritius Ltd.,
Gtd Note (Indonesia)  04-30-03 (R) (Y)                 3.500      CCC+                10             3,100
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                            12.625      BB-                125           126,563
Sappi BVI Finance Ltd.,
Gtd Conv Bond (South Africa)  08-01-02 (R) (Y)         7.500      BB-                 10             9,745
                                                                                             -------------
                                                                                                   234,408
                                                                                             -------------
Real Estate Operations (0.01%)
Signature Resorts, Inc.,
Conv Sub Note 01-15-07 (B)                             5.750      Caa1                35               875
                                                                                             -------------
Retail (0.73%)
Imperial Home Decor Group, Inc,
Gtd Sr Sub Note 03-15-08 (B)                          11.000      C                  125               625
SpinCycle, Inc.,
Sr Disc Note, Step Coupon (12.75%, 05-01-01)
05-01-05 (A)                                            Zero      CCC+                25             7,250
St. John Knits International, Inc.,
Sr Sub Note 07-01-09                                  12.500      B-                  50            45,000
                                                                                             -------------
                                                                                                    52,875
                                                                                             -------------
Steel (1.19%)
Gulf States Steel, Inc. of Alabama,
1st Mtg Bond 04-15-03 (B)                             13.500      Caa3               100               250
LTV Corp. (The),
Gtd Sr Sub Note 11-15-09                              11.750      B                   50             7,750
Metallurg Holdings, Inc.,
Sr Disc Note, Step Coupon (12.75%, 07-15-03)
07-15-08 (A)                                            Zero      CCC+                50            12,500
Metallurg, Inc.,
Gtd Sr Note Ser B 12-01-07                            11.000      B-                  30            23,400
NSM Steel, Inc./NSM Steel Ltd.,
Gtd Sr Sub Mtg Note Ser B  02-01-08 (B) (R)           12.250      D                   75               750
Oregon Steel CF&I,
Note 03-31-03 (r)                                      9.500      B                   56            41,218
                                                                                             -------------
                                                                                                    85,868
                                                                                             -------------
Telecommunications (10.68%)
AMSC Acquisition Co., Inc.,
Sr Note Ser B 04-01-08                                12.250      B-                  40            17,600
CTI Holdings S.A.,
Sr Note, Step Coupon (11.25%, 04-15-03)
(Argentina) 04-15-08 (A) (Y)                            Zero      B                   75            28,500
Esprit Telecom Group Plc,
Sr Note (Germany) 06-15-08 #                          11.000      BB-                 40               192
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (Y)                         14.250      B+                  35            34,650
GT Group Telecom, Inc.,
Unit (Sr Disc Note & Warrant),  Step Coupon
(13.25%, 02-01-05)  02-01-10                           1.000      B-                 100            42,000
ITC DeltaCom, Inc.,
Sr Note 11-15-08                                       9.750      B+                 100            76,000
Jazztel Plc,
Sr Note (United Kingdom)  12-15-09 (E)                13.250      CCC+                50            30,475
McLeodUSA, Inc.,
Sr Note 03-15-08                                       8.375      B+                  35            30,450
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                10.000      B+                  75            62,437
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon (14.00%, 02-01-04)
02-01-09 (A)                                            Zero      CCC+                15             9,900
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500      B                   50            44,500
Sr Note Ser B, Step Coupon (12.375%, 10-01-03)
10-01-08 (A)                                            Zero      B                  100            55,000
ONO Finance Plc,
Sr Note (United Kingdom)  07-15-10 (E) (R)            14.000      CCC+                50            35,633
Primus Telecommunications Group, Inc.,
Sr Note 10-15-09                                      12.750      B-                  50            15,500
PTC International Finance II S.A.,
Gtd Sr Sub Note (Luxembourg)  12-01-09 (E)            11.250      B+                  25            22,622
Telewest Communications Plc,
Sr Disc Note, Step Coupon (9.875%, 04-15-04)
(United Kingdom)  04-15-09 (A) #                        Zero      B+                  25            16,795
United Pan-Europe Communicatons N.V.,
Sr Disc Note Ser B, Step Coupon    (13.375%,
11-01-04) (Netherlands)  11-01-09 (A) (E)               Zero      B-                  30             9,565
Sr Note (Netherlands) 11-01-07 (E)                    10.875      B-                  50            30,475
Sr Note (Netherlands) 11-01-09 (E)                    11.250      B-                  25            15,238
Versatel Telecom International N.V.,
Sr Note (Netherlands) 05-15-08 (Y)                    13.250      B-                 125            76,250
Viatel, Inc.,
Sr Note (Germany) 04-15-08 #                          11.150      Caa1               170            26,896
Sr Sec Note 04-15-08                                  11.250      B-                  75            22,500
World Access, Inc.,
Sr Note Ser B 01-15-08                                13.250      B-                 100            68,000
                                                                                             -------------
                                                                                                   771,178
                                                                                             -------------

Textile (1.58%)
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08                                  11.250      B-                  75            54,000
Steel Heddle Group, Inc.,
Sr Disc Deb, Step Coupon (13.75%, 06-01-03)
06-01-09 (A)                                            Zero      Caa2               200            10,000
Steel Heddle Manufacturing Co.,
Gtd Sr Sub Note Ser B 06-01-08                        10.625      Caa1                50             7,500
Tropical Sportswear International Corp.,
Sr Sub Note Ser A 06-15-08                            11.000      B-                  50            42,500
                                                                                             -------------
                                                                                                   114,000
                                                                                             -------------
Transport (6.95%)
Amtran, Inc.,
Sr Note 08-01-04                                      10.500      B+                  50            45,250
Cenargo International Plc,
1st Mtg Note (United Kingdom)  06-15-08 (Y)            9.750      B+                  20            15,800
CHC Helicopter Corp.,
Sr Sub Note (Canada)  07-15-07 (E)                    11.750      B                  100            98,927
Fine Air Services, Inc.,
Sr Note 06-01-08 (B)                                   9.875      CC                 105             5,247
North American Van Lines, Inc.,
Sr Sub Note 12-01-09 (R)                              13.375      B-                  75            61,500
Northwest Airlines Corp.,
Gtd Note 03-15-07                                      8.700      BB                 100            96,592
Pacer International, Inc.,
Sr Sub Note 06-01-07                                  11.750      B-                  50            48,250
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note 12-31-07 (R)                              10.500      CC                  20            10,996
US Airways, Inc.,
Pass Thru Ctf Ser 1993-A3
03-01-13                                              10.375      BB-                 50            44,500
Sr Note 02-01-01                                       9.625      CCC+                75            74,875
                                                                                             -------------
                                                                                                   501,937
                                                                                             -------------
Utilities (0.66%)
CMS Energy Corp.,
Sr Note 10-15-07                                       9.875      BB                  25            25,937
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico)  11-15-09 (R) (Y)                 9.625      BB+                 23            21,768
                                                                                             -------------
                                                                                                    47,705
                                                                                             -------------
Waste Disposal Service & Equip (1.69%)
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09                            10.000      B+                 125           116,875
Waste Systems International, Inc.,
Gtd Sr Note 01-15-06                                  11.500      D                   15             5,250
                                                                                             -------------
                                                                                                   122,125
                                                                                             -------------
TOTAL BONDS
(Cost 6,946,112)                                                                  (63.35%)       4,572,675
                                                                                ---------    -------------

                                                                                NUMBER OF
                                                                                SHARES OR
                                                                                 WARRANTS
                                                                                 --------
COMMON STOCKS
Abitibi-Consolidated, Inc.,  Common Stock
(Canada) (Y)                                                                       12,500          114,844
American Pacific Corp.,  Common Stock**                                             5,000           27,500
AMR Corp.,  Common Stock **                                                         2,000           78,375
Chesapeake Energy Corp.,  Common Stock**                                              772            7,865
Gaylord Container Corp. (Class A),  Common Stock**                                  6,500            6,500
Grey Wolf, Inc.,  Common Stock**                                                   28,850          169,494
International Wireless Communications Holdings,
Inc.,  Common Stock                                                                 2,417            1,329
KLM Royal Dutch Airlines N.V.,  Common Stock
(Netherlands) (Y)                                                                      78            1,755
Northwest Airlines Corp.,  Common Stock**                                           6,500          195,813
Pathmark Stores, Inc.,  Common Stock**                                              1,046           17,259
Star Gas Partners, L.P.,  Common Stock                                              3,300           57,750
Waste Systems International, Inc.,  Common
Stock**                                                                             8,715            1,634

                                                                                             -------------
TOTAL COMMON STOCKS
(Cost 892,077)                                                                     (9.42%)         680,118
                                                                                ---------    -------------

PREFERRED STOCKS AND WARRANTS
Asia Pulp & Paper Co. Ltd., Warrant (R)**                                             250                3
DIVA Systems Corp., Warrant (R)**                                                     150              263
Georgia-Pacific Corp., Unit  (Common & Preferred
Shares)                                                                             3,000           02,938
Gothic Energy Corp., Warrant**                                                         79                0
GT Group Telecom, Inc., Warrant**                                                     100            7,000
HF Holdings, Inc., Warrant**                                                          212              106
Hills Stores Co., Warrant**                                                        35,000                0
Motient Corp., Warrant (R)**                                                           40              400
Nakornthai Strip Mill Plc, Warrant (Thailand) (R) (Y)**                            63,309               63
Nextel Communications, Inc., 11.125%, Ser E,
Preferred Stock                                                                       198           68,300
ONO Finance Plc, Warrant (United Kingdom) (R)  (Y)**                                   50            3,000
Pacific & Atlantic Holdings, Inc., 7.50%,
Preferred Stock                                                                     1,172            5,860
Pathmark Stores, Inc., Warrant**                                                      740            3,561
Smurfit-Stone Container Corp., 7.00%, Ser A,
Preferred Stock                                                                     3,000           49,500
SpinCycle, Inc., Warrant (R)**                                                         25                0
TimberWest Forest Corp., Unit  (Common &
Preferred Shares) (Canada) #                                                       38,000           74,501
Waste Systems International, Inc., 8.00%, Ser E,
Preferred Stock                                                                       160            7,360
Waste Systems International, Inc., Warrant (R)**                                      225                2
XM Satellite Radio Holdings, Inc., Warrant (R)**                                      150            3,750
                                                                                             -------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $820,929)                                                                    (8.68%)         626,607
                                                                                ---------    -------------

                                                                 INTEREST       PAR VALUE
                                                                   RATE      (000s OMITTED)
                                                                 --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (16.10%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds,  6.750% thru 8.875%, due
08-15-17 thru 08-15-26) - Note B                                  5.950%           $1,162       $1,162,000
                                                                                              ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                                                  951
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (16.11%)      1,162, 951
                                                                                ---------     ------------
TOTAL INVESTMENTS                                                                 (97.56%)       7,042,351
                                                                                ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                  (2.44%)         176,283
                                                                                ---------     ------------
TOTAL NET ASSETS                                                                 (100.00%)      $7,218,634
                                                                                =========     ============

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on December 31, 2000.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under Federal
    Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $524,748 or 7.27% of net assets as of December 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:
                                                                 MARKET           MARKET
                                                             VALUE AS A         VALUE AT
                          ACQUISITION      ACQUISITION        % OF FUND      DECENBER 31,
ISSUER, DESCRIPTION              DATE             COST       NET ASSETS             2000
-------------------              ----             ----       ----------             ----
Oregon Steel CF&I            05-14-98          $54,039             0.57%         $41,218

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
December 31, 2000 (Unaudited)
-------------------------------------------------------------------------
The V.A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 2000 assigned to country categories.

                                      MARKET VALUE AS A %
COUNTRY DIVERSIFICATION               OF FUND NET ASSETS
-----------------------               ------------------
Argentina                                    1.59%
Australia                                    0.24
Brazil                                       1.26
Canada                                       7.83
Germany                                      0.38
Indonesia                                    1.36
Luxembourg                                   0.31
Mexico                                       2.53
Netherlands                                  3.79
Norway                                       0.67
South Africa                                 0.13
Thailand                                     0.00
United Kingdom                               2.65
United States                               74.82
                                          -------
TOTAL INVESTMENTS                           97.56%
                                          =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
--------------------
BB                                           4.81%
B                                           41.87
CCC                                         15.49
CC                                           0.71
C                                            0.01
D                                            0.46
                                          -------
TOTAL BONDS                                 63.35%
                                          =======

See notes to financial statements.




John Hancock Funds - Declaration Trust - V.A. Money Market Fund

Schedule of Investments
December 31, 2000
-----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on December 31, 2000.

                                                    INTEREST     QUALITY       PAR VALUE            MARKET
ISSUER, DESCRIPTION                                     RATE     RATING*  (000s OMITTED)            VALUE
-------------------                                ---------  ----------  --------------     -------------
COMMERCIAL PAPER
Automobile/Trucks (7.97%)
Ford Motor Credit Co., 01-11-01                        6.570%   Tier 1              $800          $798,540
Ford Motor Credit Co., 01-16-01                        6.530    Tier 1             2,100         2,094,286
General Motors Acceptance Corp., 01-10-01              6.560    Tier 1             1,500         1,497,540
General Motors Acceptance Corp., 01-10-01              6.510    Tier 1             1,000           998,372
General Motors Acceptance Corp., 01-11-01              6.520    Tier 1               500           499,094
                                                                                             -------------
                                                                                                 5,887,832
                                                                                             -------------
Banks - Foreign (10.75%)
Abbey National North America Corp., 01-25-01           6.570    Tier 1             1,000           995,620
Abbey National North America Corp., 02-01-01           6.500    Tier 1             2,000         1,988,806
Deutsche Bank Financial, 02-07-01                      6.510    Tier 1             2,000         1,986,618
Deutsche Bank Financial, 05-10-01                      6.170    Tier 1             1,000           977,891
UBS Financial, Inc., 01-02-01                          6.480    Tier 1             2,000         1,999,640
                                                                                             -------------
                                                                                                 7,948,575
                                                                                             -------------
Banks - United States (4.03%)
Morgan (J.P.) & Co., Inc., 02-05-01                    6.520    Tier 1             3,000         2,980,983
                                                                                             -------------
Beverages (3.34%)
Coca-Cola Co., 03-09-01                                6.460    Tier 1             2,500         2,469,943
                                                                                             -------------
Broker Services (9.97%)
Bear Stearns Cos., Inc., 01-23-01                      6.500    Tier 1             1,500         1,494,042
Bear Stearns Cos., Inc., 01-26-01                      6.500    Tier 1             1,500         1,493,229
Goldman Sachs Group, L.P., 01-11-01                    6.530    Tier 1             1,000           998,186
Goldman Sachs Group, L.P., 02-05-01                    6.510    Tier 1             1,400         1,391,139
Merrill Lynch & Co., 01-19-01                          6.510    Tier 1             1,400         1,395,443
Merrill Lynch & Co., 01-31-01                          6.710    Tier 1               600           596,645
                                                                                             -------------
                                                                                                 7,368,684
                                                                                             -------------
Building (2.97%)
Halifax Group PLC, 01-18-01                            6.510    Tier 1             2,200         2,193,237
                                                                                             -------------
Finance (19.79%)
American Express Credit Corp., 01-12-01                6.530    Tier 1             3,000         2,994,014
Associates Corp. N. A., 01-12-01                       6.540    Tier 1             2,500         2,495,004
CIT Group Holdings, Inc., 01-23-01                     6.500    Tier 1             2,000         1,992,056
General Electric Capital Corp., 01-19-01               6.530    Tier 1             1,200         1,196,082
General Electric Capital Corp., 05-21-01               6.000    Tier 1             1,500         1,465,000
Household Financial Corp., 01-16-01                    6.540    Tier 1             3,200         3,191,280
International Lease Finance,
01-23-01                                               6.500    Tier 1             1,300         1,294,836
                                                                                             -------------
                                                                                                14,628,272
                                                                                             -------------
Food (3.35%)
Heinz (H.J.) Co., 02-23-01                             6.460    Tier 1             2,500         2,476,224
                                                                                             -------------
Insurance (2.96%)
American General Corp., 01-17-01                       6.520    Tier 1               700           697,972
American General Corp., 02-08-01                       6.510    Tier 1             1,500         1,489,693
                                                                                             -------------
                                                                                                 2,187,665
                                                                                             -------------
Mortgage Banking (4.05%)
Countrywide Home Loans,
01-19-01                                               6.550    Tier 1             3,000         2,990,175
                                                                                             -------------
Utilities (2.16%)
Duke Energy Co., 01-04-01                              6.480    Tier 1             1,600         1,599,136
                                                                                             -------------
TOTAL COMMERCIAL PAPER
(Cost $52,730,726)                                                                (71.34%)      52,730,726
                                                                                             -------------
CORPORATE INTEREST-BEARING OBLIGATIONS
Finance (0.68%)
General Electric Capital Corp., 05-04-01               6.020    Tier 1               500           499,199
                                                                                             -------------
TOTAL CORPORATE INTEREST-BEARING OBLIGATIONS
(Cost $499,199)                                                                    (0.68%)         499,199
                                                                                             -------------
U.S. GOVERNMENT OBLIGATIONS
Government - U.S. Agencies (11.34%)
Federal Home Loan Bank, 06-15-01                       5.930    Tier 1             5,000         4,864,104
Federal National Mortgage Assn., 03-15-01              5.625    Tier 1               600           598,832
Federal National Mortgage Assn., 06-14-01              5.915    Tier 1             3,000         2,919,162
                                                                                             -------------
                                                                                                 8,382,098
                                                                                             -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $8,382,098)                                                                (11.34%)        8,382,098
                                                                                             -------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $61,612,023)                                                               (83.36%)       61,612,023
                                                                                             -------------

JOINT REPURCHASE AGREEMENT (8.53%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds,  10.750% and 13.875%,  due
02-15-03 and 05-15-11) - Note B                        5.950%   Tier 1            $6,307       $6,307,000
                                                                                             ------------
TOTAL JOINT REPURCHASE AGREEMENT                                                  (8.53%)       6,307,000
                                                                               ---------     ------------
TOTAL INVESTMENTS                                                                (91.89%)      67,919,023
                                                                               ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (8.11%)       5,998,309
                                                                               ---------     ------------
TOTAL NET ASSETS                                                                (100.00%)     $73,917,332
                                                                               =========     ============

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds - Declaration Trust - V.A. Strategic Income Fund

Schedule of Investments
December 31, 2000
-----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the V.A. Strategic Income Fund on December 31, 2000. It is divided into four main categories: bonds, common stocks, pre ferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group. Short-term invest ments, which represent the Fund's
"cash" position, are  listed last.

                                                    INTEREST      CREDIT       PAR VALUE            MARKET
ISSUER, DESCRIPTION                                     RATE     RATING*  (000s OMITTED)            VALUE
------------------------------------------         ---------  ----------  --------------  ----------------
BONDS
Advertising (0.32%)
Go Outdoor Systems Holding S.A.,
Sr Sub Note (France)  07-15-09 (E)                    10.500%     B-                $100          $108,773
                                                                                             -------------
Building (0.26%)
Standard Pacific Corp.,
Sr Note 04-01-09                                       8.500      BB                 100            90,000
                                                                                             -------------
Chemicals (0.28%)
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09                                  10.125      B+                 100            95,000
                                                                                             -------------
Computers (0.08%)
Unisys Corp.,
Sr Note 10-15-04                                      11.750      BB+                 25            26,313
                                                                                             -------------
Containers (0.49%)
Berry Plastics Corp.,
Sr Sub Note 04-15-04                                  12.250      B-                 100            84,000
Consolidated Containers Co. LLC/Cons.
Container Capital, Inc., Sr Sub Note 07-15-09         10.125      B                  100            85,500
                                                                                             -------------
                                                                                                   169,500
                                                                                             -------------
Electronics (0.25%)
Communications Instruments, Inc.,
Sr Sub Note Ser B 09-15-04                            10.000      B-                 100            85,500
                                                                                             -------------
Energy (0.03%)
AEI Resources, Inc./AEI Resources
Holdings, Inc., Note 12-15-05 (R)                     10.500      CCC-               100             9,000
                                                                                             -------------
Finance (0.26%)
PTC International Finance II S.A.,
Sr Sub Note (Luxembourg)  12-01-09 (E) (R)            11.250      B+                 100            90,488
                                                                                             -------------
Government - Foreign (10.03%)
Canada, Government of,
Government Bond (Canada)  09-01-02#                    5.500      AAA                150           100,223
Government Bond (Canada)  12-01-05#                    8.750      AAA                300           228,787
Government Bond (Canada)  12-01-06#                    7.000      AAA              2,000         1,442,029
Government Bond (Canada)  06-01-09#                    5.500      AAA                750           503,462
Government Bond (Canada)  06-01-10#                    5.500      AA+                300           201,624
Russia, Federation of,
Sr Unsub Note (Russia)  06-10-03 (Y)                  11.750      B-                 440           412,500
Unsub Note (Russia)  06-24-28 (Y)                     12.750      B-                 200           167,000
Venezuela, Republic of,
Floating Rate Bond Ser DL  (Venezuela)
12-18-07 (Y)                                           6.813      B                  500           402,496
                                                                                             -------------
                                                                                                 3,458,121
                                                                                             -------------
Government - U.S. (48.73%)
United States Treasury,
Bond 08-15-01                                         13.375      AAA              7,000         7,320,460
Bond 08-15-05                                          6.500      AAA                400           422,936
Bond 08-15-05                                         10.750      AAA                400           490,876
Bond 02-15-16                                          9.250      AAA                615           849,278
Bond 08-15-19                                          8.125      AAA              1,340         1,732,164
Bond 08-15-23                                          6.250      AAA              1,100         1,189,716
Bond 02-15-27                                          6.625      AAA              1,100         1,256,409
Bond 11-15-28                                          5.250      AAA                750           717,893
Note 08-31-02                                          6.250      AAA                870           883,189
Note 08-15-04                                          7.250      AAA                590           630,745
Note 05-15-05                                          6.500      AAA                300           316,500
Note 08-15-07                                          6.125      AAA                940           989,792
                                                                                             -------------
                                                                                                16,799,958
                                                                                             -------------
Leisure (1.22%)
HMH Properties, Inc.,
Sr Note Ser B 08-01-08                                 7.875      BB                 100            94,750
Jupiters Ltd.,
Sr Note (Australia) 03-01-06 (Y)                       8.500      BB+                150           144,375
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas)  12-15-07 (Y)                    8.625      B+                 100            91,000
Waterford Gaming LLC
Sr Note 03-15-10 (R)                                   9.500      B+                  95            90,725
                                                                                             -------------
                                                                                                   420,850
                                                                                             -------------
Machinery (0.24%)
Columbus McKinnon Corp.,
Sr Sub Note 04-01-08                                   8.500      B                  100            83,500
                                                                                             -------------
Media (2.16%)
American Media Operations, Inc.,
Sr Sub Note 05-01-09                                  10.250      B-                 150           146,250
AMFM Operating, Inc.,
Sr Sub Deb 10-31-06                                   12.625      B-                  64            70,866
Diamond Holdings Plc,
Bond (United Kingdom)  02-01-08#                      10.000      B-                  50            60,462
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon (12.625%,
03-01-03)  03-01-08 (A)                                 Zero      B-                 250           100,000
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                   8.625      B+                 100            90,500
Regional Independent Media Group Plc,
Sr Note (United Kingdom)  07-01-08 (Y)                10.500      B-                 175           178,938
STC Broadcasting, Inc.,
Sr Sub Note 03-15-07                                  11.000      B-                 100            96,000
                                                                                             -------------
                                                                                                   743,016
                                                                                             -------------

Metal (0.77%)
Euramax International Plc,
Sr Sub Note (United Kingdom)  10-01-06 (Y)            11.250      B                  100            78,000
P.T. Alatief Freeport Finance Co. B.V.,
Sr Note (Netherlands) 04-15-01                         9.750      CCC+               200           188,000
                                                                                             -------------
                                                                                                   266,000
                                                                                             -------------
Oil & Gas (1.60%)
Chesapeake Energy
Sr Note Ser B 05-01-05                                 9.625      B                  200           206,000
Comstock Resources, Inc.,
Sr Note 05-01-07                                      11.250      B                  100           103,250
Gothic Production Corp.,
Sr Sec Note Ser B 05-01-05                            11.125      CCC                150           160,500
Universal Compression, Inc.,
Sr Disc Note, Step Coupon (9.875%, 02-15-03)
02-15-08 (A)                                            Zero      B                  100            81,000
                                                                                             -------------
                                                                                                   550,750
                                                                                             -------------
Paper & Paper Products (1.73%)
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                            12.625      BB-                200           202,500
Kappa Beheer BV,
Sr Sub Note (Netherlands)  07-15-09 (E) (R)           10.625      B                  150           144,171
Packaging Corp. of America,
Sr Sub Note Ser B 04-01-09                             9.625      BB-                200           207,000
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental  Int Cert)
04-01-02                                              12.250      B-                  41            41,410
                                                                                             -------------
                                                                                                   595,081
                                                                                             -------------
Retail (0.40%)
United Stationers Supply Co.,
Sr Sub Note 04-15-08                                   8.375      B                  150           139,500
                                                                                             -------------
Telecommunications (6.51%)
Allegiance Telecom, Inc.,
Sr Disc Note, Ser B, Step Coupon
(11.75%, 02-15-03) 02-15-08 (A)                         Zero      B                  250           152,500
AMSC Acquisition Co., Inc.,
Sr Note Ser B 04-01-08                                12.250      B-                 100            44,000
Comunicacion Celular S.A.,
Sr Def Bond (Colombia)  03-01-05 (R) (Y)              14.125      B                  100            77,000
Esprit Telecom Group Plc,
Sr Note (United Kingdom)  12-15-07 (Y)                11.500      D                  100             2,000
Sr Note (Deutsche Mark)  06-15-08#                    11.000      BB-                140               671
Exodus Comm., Inc.,
Sr Note (United States)  12-15-09 (E)                 10.750      B-                 200           163,160
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06, (Y)                        14.250      B+                 200           198,000
GT Group Telecom, Inc.,
Sr Disc Note, Step Coupon (13.25%, 02-01-05)
(Canada) 02-01-10 (A)                                   Zero      B-                 200            84,000
Intercel, Inc.,
Unit (Sr Discount Note & Warrant),  Step Coupon
(12.00%, 02-01-01)  02-01-06 (A)                        Zero      B                  200           200,000
Ionica PLC,
Sr Disc Note, Step Coupon (15.00%, 05-01-02)
(United Kingdom) 05-01-07 (A) (Y)                       Zero      Ca                 200             3,000
MetroNet Communications Corp.,
Sr Discount Note, Step Coupon (10.75%, 11-01-02)
(Canada) 11-01-07 (A) (Y)                               Zero      BBB                200           161,944
Sr Note (Canada) 08-15-07 (Y)                         12.000      BBB                 50            55,000
Nextel International, Inc.,
Sr Note 08-01-10 (R)                                  12.750      B-                 100            80,000
NorthEast Optic Network, Inc.,
Sr Note 08-15-08                                      12.750      B-                 100            60,000
ONO Finance Plc,
Sr Note (United Kingdom)  07-15-10 (E)                14.000      CCC+               200           142,530
Sr Sub Note (United Kingdom)  05-01-09 (E)            13.000      CCC+               100            70,328
Pronet Inc.,
Sr Sub Note 06-15-05                                  11.875      CCC                280           229,600
Spectrasite Holdings, Inc.,
Sr Disc Note, Step Coupon
(11.25%, 04-15-04) 04-15-09 (A)                         Zero      B-                 200           104,000
Telecorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
 04-15-09 (A)                                           Zero      B3                 175           119,000
Telewest Communication Plc,
Sr Disc Note, Step Coupon (9.25%, 04-15-04)
(United Kingdom) 04-15-09 (A) (Y)                       Zero      B+                 100            67,181
Sr Note (United Kingdom)  02-01-10 (R) #               9.875      B+                 100           121,671
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                      11.500      CCC+               100           109,750
                                                                                             -------------
                                                                                                 2,245,335
                                                                                             -------------
Telecommunications - Services (7.88%)
Clearnet Communications Inc.,
Sr Disc Note, Step Coupon (10.40%, 05-15-03)
(Canada) 05-15-08 (A)#                                  Zero      BBB+               150            83,885
Sr Disc Note, Step Coupon (10.125%, 05-01-04)
(Canada) 05-01-09 (A) (Y)                               Zero      B3                 150           120,000
COLT Telecom Group Plc,  (United Kingdom)
Sr Note (Deutsche Mark)  07-31-08#                     7.625      B                  300           130,167
Crown Castle International Corp.,
Sr Disc Note, Step Coupon (10.625%, 11-15-02)
11-15-07 (A)                                            Zero      B                  150           119,250
Energis Plc,
Sr Note (United Kingdom)  06-15-09 (R)#                9.500      B+                 130           180,492
Jazztel Plc,
Sr Note (United Kingdom)  12-15-09 (E)                13.250      CCC+               200           121,901
Level 3 Communications, Inc.,
Conv Sub Note 03-15-10                                 6.000      CCC+                50            23,500
Sr Note (United States)  03-15-08 (E)                 10.750      B                  100            77,829
Sr Note 05-01-08                                       9.125      B                  100            80,000
McLeodUSA, Inc.,
Sr Note 07-15-07                                       9.250      B+                 100            91,000
Sr Note 11-01-08                                       9.500      B+                  50            45,500
Metromedia Fiber Network, Inc.,
Sr Note 11-15-08                                      10.000      B+                 300           249,750
Sr Note (United States)  12-15-09 (E)                 10.000      B+                 100            78,767
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon (9.95%, 02-15-03)
02-15-08 (A)                                            Zero      B                  125            90,000
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon (14.00%, 02-01-04)
02-01-09 (A)                                            Zero      CCC+               165           108,900
Sr Note 03-15-10                                      11.000      CCC+               100            96,000
NEXTLINK Communications, Inc.,
Sr Disc Note, Step Coupon (12.125%,  12-01-04)
12-01-09 (A)                                            Zero      B                  100            44,500
Sr Note 11-15-08                                      10.750      B                  100            81,500
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500      B                  100            89,000
Sr Note, Ser B, Step Coupon (12.375%, 10-01-03)
10-01-08 (A)                                            Zero      B                  150            82,500
Orion Network Systems,
Sr Note 01-15-07                                      11.250      CCC+               100            35,000
Primus Telecommunications Group,  Inc., Sr Note
10-15-09                                              12.750      B-                 250            77,500
Qwest Communications International,  Inc., Sr
Note Ser B 04-01-07                                   10.875      BBB+                65            71,466
Time Warner Telecom LLC,
Sr Note 07-15-08                                       9.750      B-                 100            92,250
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon (12.75%,
05-15-04) 05-15-09 (A)                                  Zero      B3                 100            67,000
United Pan-Europe Communicatons N.V.,
Sr Disc Note, Step Coupon (13.375%, 11-01-04)
(Netherlands) 11-01-09 (A) (E)                          Zero      B-                 100            31,882
Sr Note (Netherlands)  11-01-07 (E)                   10.875      B-                 100            60,951
Sr Note (Netherlands)  11-01-09 (E)                   11.250      B-                 100            60,951
Versatel Telecom International NV,
Sr Note (Netherlands)  05-15-08 (Y)                   13.250      B-                 100            61,000
Sr Note Ser EU (Netherlands)  07-15-09 (E)            11.875      B-                 100            58,606
Viatel, Inc.,
Sr Note 04-15-08                                      11.250      B-                 350           105,000
                                                                                             -------------
                                                                                                 2,716,047
                                                                                             -------------
Transportation (0.59%)
CHC Helicopter Corp.,
Sr Sub Note (Canada)  07-15-07# (E)                   11.750      B                  200           197,855
Fine Air Services, Corp.,
Sr Note 06-01-08 (B)                                   9.875      CC                 105             5,247
                                                                                             -------------
                                                                                                   203,102
                                                                                             -------------
Utilities (2.67%)
Calpine Corp.,
Sr Note 04-01-08                                       7.875      BB+                100            98,000
CMS Energy Corp.,
Sr Note 10-15-07                                       9.875      BB                 200           207,500
Midland Funding Corp. II,
Deb Ser A 07-23-05                                    11.750      BB+                200           211,826
Deb Ser B 07-23-06                                    13.250      BB+                150           166,094
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico)  11-15-09 (R) (Y)                 9.625      BB+                 90            87,074
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                  8.770      BBB                143           150,529
                                                                                             -------------
                                                                                                   921,023
                                                                                             -------------
TOTAL BONDS
(Cost  31,955,894)                                                               (86.50%)       29,816,857
                                                                                             -------------

                                                                                NUMBER OF
                                                                                   SHARES
                                                                              OR WARRANTS
                                                                              -----------
COMMON STOCKS
KLM Royal Dutch Airlines, N.V.
American Depositary Receipt (ADR) Common Stock
(Netherlands)                                                                        397               932
Nextel Communications, Inc.  (Class A) Common
Stock**                                                                              464            11,484
Northeast Utilities,  Common Stock                                                 6,000           145,500
Versatel Telecom International NV*  Common Stock
(ADR) (Netherlands)**                                                              1,333            11,497

                                                                                             -------------
                                                                                                   177,413
                                                                                             -------------
TOTAL COMMON STOCKS
(Cost $122,883)                                                                   (0.52%)          177,413
                                                                                             -------------
PREFERRED STOCKS AND WARRANTS
Allegiance Telecom, Inc. Warrant**                                                   250            16,250
Comunicacion Celular S.A. Warrant (Colombia)**                                       100                 0
DIVA Systems Corp., Warrant (R)**                                                    750             1,313
GT Group Telecom, Inc. Warrant (Canada) (R) **                                       200            14,000
Loral Space & Communications Ltd. Warrant**                                          100               600
Motient Corp., Warrant (R)**                                                         100             1,000
ONO Finance Plc, Warrant (United Kingdom) (R)
(E)**                                                                                 50             2,813
ONO Finance Plc, Warrant (United Kingdom) (R)
(Y)**                                                                                 50             3,000
XO Communications Inc., 14  Preferred Stock                                        2,340            65,520

                                                                                             -------------
                                                                                                   104,496
                                                                                             -------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $178,105)                                                                   (0.30%)          104,496
                                                                               ---------     -------------

                                                                 INTEREST       PAR VALUE
                                                                   RATE      (000s OMITTED)
                                                                 --------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.97%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  12-29-00, due
01-02-01 (Secured by U.S. Treasury
Bonds,  6.750% thru 8.875%, due
08-15-17 thru 08-15-26) - Note B                                  5.950%          $3,437        $3,437,000
                                                                                              ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                                                  346
                                                                                             -------------
TOTAL SHORT-TERM INVESTMENTS                                                      (9.97%)        3,437,346
                                                                               ---------     -------------
TOTAL INVESTMENTS                                                                (97.29%)       33,536,112
                                                                               ---------     -------------
OTHER ASSETS AND LIABILITIES, NET                                                 (2.71%)          935,687
                                                                               ---------     -------------
TOTAL NET ASSETS                                                                (100.00%)      $34,471,799
                                                                               =========     -------------

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer, filed for protection under Federal
    Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $902,747 or 2.62% of the Fund's net assets as of December 31, 2000.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration
December 31, 2000 (Unaudited)
-------------------------------------------------------------------------
The V.A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, con centration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at December 31, 2000 assigned to country categories.

                                             MARKET VALUE
                                               AS A % OF
COUNTRY DIVERSIFICATION                    FUND'S NET ASSETS
-----------------------                    -----------------
Australia                                         0.42%
Bahamas                                           0.26
Canada                                            9.26
Colombia                                          0.22
France                                            0.32
Luxembourg                                        0.26
Mexico                                            1.41
Netherlands                                       1.82
Russia                                            1.68
United Kingdom                                    3.37
United States                                    77.10
Venezuela                                         1.17
                                               -------
TOTAL INVESTMENTS                                97.29%
                                               =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                             MARKET VALUE
                                               AS A % OF
QUALITY DISTRIBUTION                       FUND'S NET ASSETS
--------------------                       -----------------
AAA                                              55.33%
AA                                                0.58
BBB                                               1.52
BB                                                4.46
B                                                20.82
CCC                                               3.76
CC                                                0.02
D                                                 0.01
                                               -------
TOTAL BONDS                                      86.50%
                                               =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Declaration Trust

NOTE A--
ORGANIZATION

John Hancock V.A. Core Equity Fund ("V.A. Core Equity Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. Large Cap Growth Fund ("V.A. Large Cap Growth Fund"), John Hancock V.A. Mid Cap Growth Fund ("V.A. Mid Cap Growth Fund"), John Hancock V.A. Relative Value Fund ("V.A. Relative Value Fund," formerly John Hancock V.A. Large Cap Value Fund), John Hancock V.A. Small Cap Growth Fund ("V.A. Small Cap Growth Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund"), John Hancock V.A. Technology Fund ("V.A. Technology Fund"), John Hancock V.A. Bond Fund ("V.A. Bond Fund"), John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond Fund"), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), (each a "Fund," collectively the "Funds"), are separate series of John Hancock Declaration Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1995, consists of fifteen different series at December 31, 2000. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

The investment objective of the V.A. Core Equity Fund is to seek above-average total return, consisting of capital appreciation and income. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond with the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. Large Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Mid Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Relative Value Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Small Cap Growth Fund is to seek long-term capital appreciation. The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks. The investment objective of the V.A. International Fund is to seek long-term growth of capital. The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation. The investment objective of the V.A. Technology Fund is to seek long-term growth of capital. The investment objective of the V.A. Bond Fund is to seek a high level of current income consistent with prudent investment risk. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income.

NOTE B--
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All Portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable. The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, indexes or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to specific Funds will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

BANK BORROWINGS The Funds (except for V.A. Money Market Fund) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each Fund, based on its borrowing. In addition, a commitment fee is charged to each Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds.

The following Funds had borrowings under the line of credit during the year ended December 31, 2000:

                       AVERAGE DAILY LOAN BALANCE
                       DURING THE PERIOD FOR WHICH  WEIGHTED AVERAGE
FUND                    LOANS WERE OUTSTANDING        INTEREST RATE   INTEREST EXPENSE
-----                  ---------------------------  ----------------  ----------------
                          >                            >
V.A. Large Cap Growth         $2,618,000                 6.93%             $5,152

V.A. Relative Value              911,750                 7.02               1,217

V.A. Small Cap Growth          1,373,750                 7.03               1,055


SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2000, V.A. Relative Value Fund loaned securities having a market value of $474,050 collateralized by securities in the amount of $500,149, V.A. Small Cap Growth Fund loaned securities having a market value of $431,062 collateralized by securities in the amount of $441,188, V.A. International Fund loaned securities having a market value of $886,726 collateralized by cash in the amount of $933,457 and V.A. Regional Bank Fund loaned securities having a market value of $467,250 collateralized by securities in the amount of $505,964. The cash collateral was invested in a short-term instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for V.A. Core Equity, V.A. 500 Index, V.A. Sovereign Investors and V.A. Money Market Funds) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency exchange contracts are closed out or offset by matching contracts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amounts of the underlying transactions.

The Funds had the following open forward foreign currency exchange contracts at December 31, 2000:

                                                                UNREALIZED
                             PRINCIPAL AMOUNT   EXPIRATION    APPRECIATION/
CURRENCY                  COVERED BY CONTRACT        MONTH   (DEPRECIATION)
--------                  -------------------   ----------    ------------
V.A. HIGH YIELD BOND FUND

Buys
Euro Currency                   23,343             Feb 01        $2,091
                                                                =======
Sells
Euro Currency                  265,610             Jan 01      ($19,139)
Euro Currency                   97,405             Feb 01        (8,891)
Euro Currency                   55,903             Mar 01        (3,467)
Pound Sterling                  12,500             Jan 01          (243)
Pound Sterling                  64,050             Feb 01        (2,488)
                                                                -------
                                                               ($34,228)
                                                                =======
V.A. STRATEGIC INCOME FUND

Buys
Australian Dollar              301,550             Feb 01       $11,115
Pound Sterling                  49,876             Feb 01         2,410
                                                                -------
                                                                 13,525
                                                                =======
Sells
Australian Dollar              301,550             Feb 01      ($10,521)
Pound Sterling                 262,805             Jan 01        (5,103)
Pound Sterling                 335,217             Feb 01       (13,021)
Pound Sterling                 308,646             Mar 01       (12,309)
                                                                -------
                                                               ($40,954)
                                                                =======

FINANCIAL FUTURES CONTRACTS The Funds (except for V.A. Money Market
Fund) may buy and sell financial futures contracts. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

The Funds had the following open financial futures contracts at December 31, 2000:

                                                       UNREALIZED
                             OPEN                    APPRECIATION
EXPIRATION              CONTRACTS     POSITION      (DEPRECIATION)
----------              ---------     --------       ------------
V.A. 500 INDEX FUND
Mar 01                  4 S&P 500       Long           $17,847
                                                       =======

At December 31, 2000, the V.A. 500 Index Fund had deposited $75,000 in a segregated account to cover margin requirements on open futures contracts.

OPTIONS The Funds (except for V.A. Money Market Fund) may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statements of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Funds may use option contracts to manage their exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Funds' investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all their counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' year-end Statements of Assets and Liabilities.

Written option transactions for the year ended December 31, 2000, were as follows:

                                      CONTRACTS
                                    (000s OMITTED)        PREMIUM
                                     ------------         -------
V.A. STRATEGIC INCOME FUND
Outstanding, beginning of period           --                  --
Options written -- Mexican Peso         3,750              $3,639
Options expired -- Mexican Peso        (3,750)            ($3,639)
                                      -------             -------
Outstanding, end of period                 --                  --

                                      CONTRACTS
                                    (000s OMITTED)        PREMIUM
                                     ------------         -------
V.A. TECHNOLOGY FUND
Outstanding, beginning of period           --                  --
Options written                             2                $661
Options expired                            (2)              ($661)
                                      -------             -------
Outstanding, end of period                 --                  --

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

For federal income tax purposes, the following funds had capital loss carryforwards available to the extent provided by regulations to offset future net realized capital gains:

                               CAPITAL LOSS CARRYFORWARD EXPIRING     POST 10/31/2000
                              ------------------------------------    LOSS TREATED AS
FUND                          12/31/2006   12/31/2007   12/31/2008   ARISING 1/1/2001
----                          ----------   ----------   ----------   ----------------
                                 >            >
V.A. Core Equity Fund                 --           --           --       $814,496
V.A. 500 Index Fund                   --           --           --             --
V.A. Large Cap Growth Fund            --           --   $1,306,804        419,653
V.A. Mid Cap Growth Fund              --           --      633,415             --
V.A. Small Cap Growth Fund            --           --    2,089,105             --
V.A. Sovereign Investors Fund   $157,877     $101,159    1,206,695        789,935
V.A. International Fund               --           --      265,560        277,503
V.A. Financial Industries Fund        --    2,140,648    1,313,228             --
V.A. Regional Bank Fund               --           --    2,212,041        638,852
V.A. Technology Fund                  --           --       14,000        132,115
V.A. Bond Fund                        --       67,593      215,568          8,807
V.A. High Yield Bond Fund             --           --           --        275,404
V.A. Strategic Income Fund         4,130      136,493      455,777        580,413


Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses attributable to security transactions occurring after October 31, 2000 are treated as arising on the first day (January 1, 2001) of the Funds' next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. The Funds may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, capital gains and repatriation taxes imposed by certain countries in which the Funds invest, that are accrued as applicable.

The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE C--
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay a monthly management fee to the Adviser equivalent, on an annual basis, as follows:

                               RATE AS A PERCENTAGE OF
FUND                          AVERAGE DAILY NET ASSETS
----                          ------------------------
V.A. Core Equity Fund                   0.70%
V.A. 500 Index Fund                     0.35
V.A. Large CapGrowth Fund               0.75
V.A. Mid Cap Growth Fund                0.75
V.A. Relative Value Fund                0.60
V.A. Small Cap Growth Fund              0.75
V.A. Sovereign Investors Fund           0.60
V.A. International Fund                 0.90
V.A. Financial Industries Fund          0.80
V.A. Regional Bank Fund                 0.80
V.A. Technology Fund                    0.80
V.A. Bond Fund                          0.50
V.A. High Yield Bond Fund               0.60
V.A. Money Market Fund                  0.50
V.A. Strategic Income Fund              0.60

The V.A. Core Equity Fund and the Adviser have a subadvisory contract with Independence Investment Associates, Inc. ("IIA"). IIA is a wholly-owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo").

From January 1, 2000, until March 1, 2000, the V.A. International Fund and the Adviser had subadvisory contracts with John Hancock Advisers International Limited ("JHAI"), the Fund's original subadviser, and Indocam International Investments Services ("IIIS"). The Adviser terminated the contract with JHAI on March 1, 2000 and with IIIS on December 14, 2000. Effective December 14, 2000, the Fund and the Adviser entered into a subadvisory contract with Nicholas-Applegate Capital Management LP, who is the Fund's sole subadviser.

The V.A. Technology Fund and the Adviser have a subadvisory contract with American Fund Advisors, Inc.

The Funds are not responsible for payment of subadvisers' fees.

The Adviser has voluntarily agreed to limit the management fee on the V.A. 500 Index Funds to 0.10% of the Funds' average daily net assets, at least until April 30, 2001. Accordingly, the management fee reduction amounted to $82,948 during the year ended December 31, 2000. The Adviser reserves the right to terminate this limitation in the future.

The Adviser has voluntarily agreed to limit each Fund's expenses
(excluding the management fee), to 0.25% of each Fund's average daily net assets at least until April 30, 2001. Accordingly, the reductions in the Funds' expenses for the year ended December 31, 2000 were as follows:

FUND                          FEE REDUCTION
----                          -------------
V.A. 500 Index Fund              $108,198
V.A. Mid Cap Growth Fund           13,517
V.A. Small Cap Growth Fund         29,736
V.A. International Fund           189,610
V.A. Technology Fund               39,008
V.A. Bond Fund                     27,848
V.A. High Yield Bond Fund          33,670

The Adviser reserves the right to terminate this limitation in the future.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S&P") to license certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Funds' prospectus.)

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Fund Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a quarterly basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

The Adviser and other subsidiaries of John Hancock Life Insurance
Company owned the following shares of beneficial interest of the Funds as of December 31, 2000:

FUND                             SHARES OF BENEFICIAL INTEREST
----                             -----------------------------
V.A. Large Cap Growth Fund                    102,341
V.A. Mid Cap Growth Fund                       50,071
V.A. Relative Value Fund                       52,777
V.A. Small Cap Growth Fund                    102,547
V.A. International Fund                       222,987
V.A. Regional Bank Fund                        52,589
V.A. Technology Fund                           50,000
V.A. Bond Fund                                131,418
V.A. High Yield Bond Fund                     264,334
V.A. Money Market Fund                        120,098
V.A. Strategic Income Fund                    523,521


NOTE D--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2000, were as follows:

FUND                                    PURCHASES           SALES
----                                   -----------       -----------
V.A. Core Equity Fund                  $42,115,835       $41,675,001
V.A. 500 Index Fund                      2,307,449        12,894,479
V.A. Large Cap Growth Fund              31,296,632        34,612,666
V.A. Mid Cap Growth Fund                26,398,947        18,795,733
V.A. Relative Value Fund                70,514,895        69,223,742
V.A. Small Cap Growth Fund              34,977,801        28,519,888
V.A. Sovereign Investors Fund           24,474,993        19,435,997
V.A. International Fund                 14,985,994        15,776,436
V.A. Financial Industries Fund          29,716,172        22,019,465
V.A. Regional Bank Fund                  4,345,596        12,035,766
V.A. Technology Fund                    18,361,163         3,734,817
V.A. Bond Fund                          37,105,046        31,197,443
V.A. High Yield Bond Fund                4,376,128         6,109,749
V.A. Strategic Income Fund              23,089,638        12,639,620

At December 31, 2000, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                    GROSS           GROSS        NET UNREALIZED
                                                  UNREALIZED      UNREALIZED      APPRECIATION/
FUND                                 COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                              -----------    ------------    ------------     ------------
V.A. Core Equity Fund             $36,890,096      $7,804,058      $4,010,356       $3,793,702
V.A. 500 Index Fund                17,840,933       8,398,062       1,697,160        7,240,902
V.A. Large Cap Growth Fund         12,789,433       2,239,349       2,670,989         (431,640)
V.A. Mid Cap Growth Fund           10,897,906       2,093,387       1,574,693          518,694
V.A. Relative Value Fund           43,590,186       4,854,560      10,608,477       (5,753,917)
V.A. Small Cap Growth Fund         18,232,549       5,165,484       3,532,447        1,633,037
V.A. Sovereign Investors Fund      48,515,960      10,191,217       3,421,215        6,770,002
V.A. International Fund             6,171,294         702,258         551,685          150,573
V.A. Financial Industries Fund     52,470,820      19,632,068         659,836       18,972,232
V.A. Regional Bank Fund            11,709,207       2,334,146         314,017        2,020,129
V.A. Technology Fund               18,726,727         401,010       4,337,617       (3,936,607)
V.A. Bond Fund                     24,311,360         654,628         133,540          521,088
V.A High Yield Bond Fund            9,825,406         240,539       3,024,545       (2,784,006)
V.A. Money Market Fund             67,919,023              --              --               --
V.A. Strategic Income Fund         35,693,882         656,841       2,814,957       (2,158,116)

NOTE E--
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2000, reclassifications have been made in each Fund's capital balances to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in the treatment of net operating losses, foreign currency gains and losses and return of capital under federal tax rules versus generally accepted accounting principles. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

                                             UNDISTRIBUTED     ACCUMULATED
                                 CAPITAL    NET INVESTMENT    NET REALIZED
FUND                             PAID-IN     INCOME (LOSS)     GAIN (LOSS)
----                             -------     -------------     -----------
V.A. Core Equity Fund            ($3,088)           $2,934            $154
V.A. 500 Index Fund                 (177)               48             129
V.A. Large Cap Growth Fund      (116,413)          116,340              73
V.A. Mid Cap Growth Fund         (55,559)           55,538              21
V.A. Relative Value Fund            (158)             (879)          1,037
V.A. Small Cap Growth Fund      (194,912)          194,847              65
V.A. Sovereign Investors Fund     (2,880)            2,708             172
V.A. International Fund              (39)           59,513         (59,474)
V.A. Financial Industries Fund      (241)          (19,285)         19,526
V.A. Regional Bank Fund             (214)              135              79
V.A. Bond Fund                       (61)              (76)            137
V.A. High Yield Bond Fund            (47)           (7,319)          7,366
V.A. Money Market Fund              (141)              141              --
V.A. Strategic Income Fund       (91,761)          (79,029)        170,790

NOTE F --
REORGANIZATION

On March 18, 1999, the shareholders of John Hancock V.A. World Bond Fund (VAWBF) approved a plan of reorganization between VAWBF and V.A. Strategic Income Fund, providing for the transfer of substantially all of the assets and liabilities of VAWBF to V.A. Strategic Income Fund in exchange solely for shares of V.A. Strategic Income Fund. The acquisition of VAWBF was accounted for as a tax-free exchange of 253,313 shares of V.A. Strategic Income for the net assets of VAWBF, which amounted to $2,569,839, including $17,012 of unrealized depreciation, after the close of business on March 26, 1999.

NOTE G --
CHANGE IN ACCOUNTING PRINCIPLE

The Funds will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.



REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Contract Owners and Trustees of
John Hancock Declaration Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Declaration Trust (the Trust) (comprising, respectively, V.A. Core Equity Fund, V.A. 500 Index Fund, V.A. Large Cap Growth Fund, V.A. Mid Cap Growth Fund, V.A. Relative Value Fund (formerly, V.A. Large Cap Value Fund), V.A. Small Cap Growth Fund, V.A. Sovereign Investors Fund, V.A. International Fund, V.A. Financial Industries Fund, V.A. Regional Bank Fund, V.A. Technology Fund, V.A. Bond Fund, V.A. High Yield Bond Fund, V.A. Money Market Fund and V.A. Strategic Income Fund) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the John Hancock Declaration Trust at December 31, 2000, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

                                  /S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 2001


TAX INFORMATION (UNAUDITED)

The Funds designated the following as long-term capital gain divi dends during the fiscal year ended December 31, 2000.

Additionally, the following dividend distributions qualify for the dividends received deduction available to corporations.

                                                          DIVIDENDS
                                    CAPITAL GAINS          RECEIVED
FUND                                   DESIGNATED         DEDUCTION
----                                  -----------       -----------
V.A. Core Equity Fund                  $1,330,264            67.30%
V.A. 500 Index Fund                        92,786            99.99
V.A. Large Cap Growth Fund                323,779            12.13
V.A. Mid Cap Growth Fund                    7,822             8.34
V.A. Relative Value Fund                3,679,699             1.58
V.A. Small Cap Growth Fund                315,995             0.91
V.A. Sovereign Investors Fund                  --           100.00
V.A. International Fund                   238,923               --
V.A. Financial Industries Fund                 --            76.12
V.A. Regional Bank Fund                        --            99.85
V.A. Technology Fund                           --             1.87
V.A. High Yield Bond Fund                      --             5.80
V.A. Strategic Income Fund                     --             0.81

SHAREHOLDER MEETING (UNAUDITED)

On December 1, 2000, the shareholders of John Hancock V.A. Financial Industries Fund approved a proposal to eliminate the investment restriction requiring the Fund to invest more than 25% of its assets in the banking industry (3,132,756 FOR, 131,200 AGAINST and 192,513
ABSTAINING).



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com


This report is for the information of the shareholders of the John Hancock Declaration Trust. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."

DEC0A   12/00
         2/01